[photo montage--NY state]

                                                 Semiannual Report June 30, 2000

Limited Term New York
Municipal Fund

                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS
-------------------------------------------------------------------------------

    CONTENTS

 3  President's Letter

 5  An Interview with
    your Fund's Managers

14  Financial Statements

55  Officers & Trustees


o The Limited Term New York Municipal Fund seeks to keep the average effective maturity of its portfolio at 5 years or less. As a result, its share price fluctuated less than the typical long-term bond fund during this period.

o The Limited Term New York Municipal Fund, Class A, commenced a dividend increase beginning with the April 25th dividend payment. Raising the monthly dividend from $.012 to $.013 per share represented 8.3% more triple tax-free income in dividends to shareholders.(1)

o Despite significant interest rate volatility during the six-month period ended June 30, 2000, the Fund's Class A Net Asset Value remained within a range of 5 cents per share. Net asset value per share increased from $3.19 on January 1 to $3.21 on June 30.

o As of June 30, 2000, the Limited Term New York Municipal Fund's Class A shares provided a 30-day SEC yield of 4.7%, and distribution yield, at Net Asset Value, of 4.9%.(2) This is essentially equivalent to the 4.8% median distribution yield computed by Lipper Analytical Services, Inc. for 105 longer-term (and therefore, more volatile) New York State municipal funds for the same period.(3)


Dividend Distributions 7/1/99 - 6/30/00(4)      Dividend per Share (in cents)

Month      Class A      Class B      Class C    Month      Class A      Class B      Class
--------------------------------------------    -------------------------------------------
July         1.3          1.1          1.1      January      1.2          1.0          1.0
--------------------------------------------    -------------------------------------------
August       1.3          1.1          1.1      February     1.2          1.0          1.0
--------------------------------------------    -------------------------------------------
September    1.2          1.0          1.0      March        1.2          1.0          1.0
--------------------------------------------    -------------------------------------------
October      1.2          1.0          1.0      April        1.3          1.1          1.1
--------------------------------------------    -------------------------------------------
November     1.2          1.0          1.0      May          1.3          1.1          1.1
--------------------------------------------    -------------------------------------------
December     1.2          1.0          1.0      June         1.3          1.1          1.1
--------------------------------------------    -------------------------------------------


1. The Board of Trustees may change the dividend rate at any time without notice to shareholders.
2. Distribution yield at NAV is annualized (based on last distribution) and divided by Net Asset Value on distribution date. Standardized yield (based on net investment income for the 30-day period ended 6/30/00) is annualized and divided by period-end offering price. Distribution yield at NAV does not include sales charges. Falling share prices may artificially increase yields.
3. According to Lipper Analytical Services, Inc. Lipper calculations do not consider sales charges which, if included, would affect results.
4. This assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period. The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend rate at any time without prior notice to shareholders. Additionally, the amount of those dividends and the dividends paid on Class B and Class C shares may vary over time, depending upon market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or distributions. The Fund's policy of seeking to maintain a steady dividend for its Class A shares did not materially affect portfolio strategies during this reporting period.


2  |  LIMITED TERM NEW YORK MUNICIPAL FUND

PRESIDENT'S LETTER
-------------------------------------------------------------------------------

[photo]
Bridget A. Macaskill
President,
Limited Term New York
Municipal Fund

Dear Shareholder,

The 1990s, although not free of volatility, were distinguished by an overall bull market. In contrast, the year 2000 has been characterized so far as a relatively difficult investment environment with high levels of volatility.
   As we entered the year, a vital concern weighing on investors' minds was growing evidence of a trend toward higher inflation. While productivity improvements and various economic forces helped keep inflation low over the last decade, the year 2000 has seen upward pressure on wages and some prices. That's primarily because the U.S. economy has been growing at a vigorous pace, creating a labor shortage for businesses and high spending levels among consumers. In response, since the summer of 1999, the Federal Reserve Board raised short-term interest rates six times through June 30, 2000, in an attempt to forestall inflationary pressures.
   During that period, higher interest rates adversely affected many stocks and bonds. In a dramatic decline, previously high-flying technology stocks generally fell to more reasonable valuations. At the same time, long-neglected value stocks began to attract investor interest. The result: narrowing of the valuation gap between growth stocks and value stocks. Finally, in the bond market, higher interest rates caused prices of most fixed income securities to fall.
   At OppenheimerFunds, we were not surprised by these developments, many of which we anticipated in our recent letters to investors. What did concern us was that, prior to the April 2000 correction, we began to see disturbing signs that short-term trading was taking place not just in technology stocks, but also in mutual funds. Prudent investors will understand our concern: most stock and bond funds are carefully designed as long-term investments to help individuals and families progress toward significant financial goals. In general, short-term trading is risky and may compromise a well planned financial strategy. It may also result in unforeseen adverse consequences, such as unnecessarily high tax bills.


3  |  LIMITED TERM NEW YORK MUNICIPAL FUND

PRESIDENT'S LETTER
-------------------------------------------------------------------------------

   We continue to believe that maintaining a long-term perspective and practicing diversification are the fundamental drivers of consistent performance over time. These strategies have helped individual investors, as well as professional investors, weather declining markets and participate in rising ones. On the following pages, your portfolio manager discusses the long-term strategies and particular investment decisions that affected your fund during the reporting period.
   You can remain confident that our portfolio managers will continue to monitor areas of opportunity in the arenas in which your fund invests, as the effects of today's changing investment environment take hold. Knowing what's going on in the world's economies, markets and companies--and making investment decisions designed to try to take advantage of them over the long term--is central to what makes OppenheimerFunds The Right Way to Invest.

Sincerely,
/s/ Bridget A. Macaskill
Bridget A. Macaskill
July 24, 2000



These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.


4  |  LIMITED TERM NEW YORK MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
-------------------------------------------------------------------------------

[callout]
As of June 30, 2000, the Fund's Class A
distribution yield of 4.9%, at
Net Asset Value, is 90 basis points
higher than the median yield in
Lipper's "Other State Short-Intermediate
Municipal Debt Fund" category.(3)


How has the Limited Term New York Municipal Fund performed during the six-month period ending June 30, 2000?

During the first half of 2000, market interest rates were volatile, as the Federal Reserve raised the Fed Funds rate 3 times during this period. Generally, interest rate increases result in lower bond prices as new, higher coupon bonds make older bonds less attractive. However, during this volatile period, the Limited Term New York Municipal Fund continued its strategic role of maintaining a relatively consistent share price. The Net Asset Value (of Class A shares) varied by only 5 cents per share during the six-month period, actually rising from $3.19 on the first day of the year and closing at $3.21 at the end of the period.

In addition, the Fund's Class A monthly dividend was increased by $0.001 per share, per month. In context, this represents an 8.3% dividend increase. Shareholders began receiving the new dividend of $.013 per share--up from the previous $.012 per share payout--starting with the April 25th payment.(1)

So the Limited Term New York Municipal Fund provided individual investors with the opportunity to earn a high level of income exempt from federal, New York State and New York City personal income taxes.(2) However, that is only part of the story, for the Fund also seeks to provide a specific balance between risk and return. By recognizing that share price volatility is significantly related to maturity, the Fund seeks to maintain lower volatility than the average long-term municipal fund by managing to an average effective maturity of 5 years or less. Furthermore, by investing in a wide variety of carefully researched issues, it seeks to provide investors with a yield competitive with that of longer-term New York municipal funds.



1. The Board of Trustees may change the Fund's dividend at any time without notice to shareholders.
2. A portion of the Fund's income distributions may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the alternative minimum tax, a portion of the Fund's distributions may increase that tax.
3. According to Lipper Analytical Services, Inc. Lipper calculations do not include sales charges which, if included, would affect results.


5  |  LIMITED TERM NEW YORK MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS Continued
-------------------------------------------------------------------------------

As of June 30, 2000, the Fund's Class A shares provided a distribution yield of 4.9% (computed without sales charges). Compared with the average yield of 4.8% in Lipper's New York State Municipal Funds category--which ranks longer-term funds--Limited Term New York Municipal Fund offers a slight increase in return, with reduced risk.(4) As of 6/30/00, Limited Term New York Municipal Fund's (Class A shares) 30-day SEC yield was 4.7%, and this is the equivalent of 7.3% in taxable yield for a New York State taxpayer in the 35.7% combined New York State and federal income tax bracket. If you are taxed at higher combined tax rates, or are subject to additional local income taxes, the equivalent yield would make your Fund investment even more attractive. (For New York City residents in the highest tax bracket, the dividend is equivalent to a taxable yield of 8.7%.)

Tax equivalent yields may be confusing, especially to investors who consider money market funds and certificates of deposit as the only safe havens for their investment.(5) But we feel that, for those investors willing to accept a diversified portfolio of 95% investment grade municipal bonds, the income potential, especially on a tax-equivalent basis, far outweighs the risk.

Describe the New York State municipal bond market during this period.

The New York State municipal bond market has mirrored that of the national municipal bond market during this reporting period. The strong U.S. economy has boosted tax revenues for New York State and many of its municipalities. National statistics indicate that, overall, municipalities enjoy a $60 billion budget surplus. New York State and New York City have improved their fiscal operations, reinforcing their credit upgrades received last year from the major bond rating agencies.


[photo]
Portfolio Management Team (l to r)

Anthony A. Tanner, CFA
Vice President and Portfolio
Manager, Rochester Division
Joined the Rochester Funds
Investment Team in June, 1991

Ronald H. Fielding, CFA
Senior Vice President, Portfolio
Manager and Chief Strategist,
Rochester Division
Founded the Rochester Funds
Investment Team in May, 1983

Daniel G. Loughran, CFA
Vice President and Associate
Portfolio Manager,
Rochester Division
Joined the Rochester Funds
Investment Team in October,
1994


4. According to Lipper Analytical Services, Inc. Lipper calculations do not include sales charges which, if included, would affect results.
5. An investment in the Fund poses certain risks not associated with money market funds or certificates of deposit. While CDs are guaranteed to principal and interest payments, and money market funds seek to maintain a stable net asset value, the Fund does not seek to maintain a stable net asset value of $1 per share and neither its share price nor its distributions are guaranteed.


6  |  LIMITED TERM NEW YORK MUNICIPAL FUND

While these factors are indicative of sound fiscal growth, they have also combined to reduce new issuance of municipal bonds in New York State to less than last year's level, leaving investors with a limited variety of new bonds to choose from.

Fortunately, the market continues to offer a good supply of bonds issued in previous years. With regular access to more than 30 dealers in municipal bonds, we made portfolio enhancements by buying bonds in the secondary market that are often overlooked by both competing fund managers and individual investors. We also purchased small, upstate issues, diversified over many different risk categories, to offer shareholders generous tax-free income without exposing the portfolio to undue risk. And we continued to "scavenger hunt" the markets, buying bonds in smaller quantities that offer good value and the potential, over time, for significant yield advantages as well.

In this way, our unique approach to municipal bond portfolio management has enabled us to turn recent market fluctuation to the Fund's advantage. As we find underappreciated credits--at lower than normal prices--we also discover fine opportunities to purchase bonds in small quantities. And that's the distinct advantage of owning municipal bonds in a mutual fund that likely cannot be realized through ownership of individual municipal bonds.

How is a municipal bond portfolio managed to take advantage of these conditions?

As mentioned, general economic prosperity has led the Federal Reserve to raise short-term interest rates three times, leading to higher interest rates across the yield curve. Interest rate increases are implemented to ward off inflation, which is the number one enemy of bond investors. Municipal bond prices tend to fluctuate in the wake of Fed interest rate increases, with holders of longer-term securities generally feeling the effects most acutely. To reduce these effects, managers will typically position their portfolio by shortening the maturity of their holdings, which leads to high turnover rates and increased transaction fees.


7  |  LIMITED TERM NEW YORK MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS Continued
-------------------------------------------------------------------------------

Fortunately, the Limited Term New York Municipal Fund is already on the short side of the curve--the average maturity of our holdings is limited to five years or less. As a result, the Fund's Class A Net Asset Value per share remained fairly constant, between $3.19 and $3.21 per share. So, in essence, the recent market volatility provided a good environment to demonstrate what the Fund was designed to do in the first place--namely, to provide investors a municipal bond fund offering an attractive rate of tax-free income while seeking to dampen the effects of interest rate volatility.

We are continuously grooming the portfolio, making what we believe to be improvements in both yield and quality characteristics of our holdings. One of our primary strategies during this period has been executing "swaps" --exchanging selected bonds for others with different characteristics--to reduce interest rate volatility. Additionally, we've added bonds that we believe represent good value at very attractive prices, and introduced new names into the portfolio.

One particularly beneficial strategy has been the purchase of premium callable bonds. This strategy turns on the fact that, while bond issuers are entitled to redeem a bond at its "call date", the issuer may not choose to do so, for a variety of reasons. For example, New York State ERDA Consolidated Edison bonds, currently in the portfolio, became callable in January, 2000. These bonds pay a 7 1/2% coupon, a portion of which was used to offset the "premium" we paid to acquire them. Now, after offsetting the premium, the income resulted in an actual yield for the portfolio at the rate of approximately 5% up to the call date. When the issuer didn't call them on their call date, they continued to produce income at the attractive rate of 7 1/2%--quite a bit higher than comparable non-callable issues which were paying only 6 1/4% at the time.(6) Also, since the bond is callable at any time, its price stays near its $101 call price, irrespective of changes in market interest rates.


[photo]
Portfolio Management Team (l to r)

Christopher D. Weiler, CFA
Assistant Vice President-Credit
Analysis,
Rochester Division
Joined the Rochester Funds
Investment Team in
January, 1999

Richard A. Stein, CFA
Vice President-Credit Analysis,
Rochester Division
Joined the Rochester Funds
Investment Team in May, 1993

James E. Bragg
Credit Analyst,
Rochester Division
Joined the Rochester Funds
Investment Team in June, 1999


6. See Statement of Investments for a complete history of portfolio holdings as of 6/30/00.


8  |  LIMITED TERM NEW YORK MUNICIPAL FUND

Is it time to consider fixed income investments, like municipal securities, instead of stocks?

We believe that now is an attractive time to own municipal securities. But different individuals have different risk tolerances, different income needs--completely different financial objectives. The question really needs to be addressed by the individual's financial advisor, who is best able to combine objective analysis with the investor's own unique circumstance.

But it does bring to mind a special thought: The Fund's current yields, adjusted for inflation, are very attractive, partially because the rate of inflation in the U.S. economy continues to be low. Equity investors know that companies with a Price/Earnings ratio of 30 or better are not at all uncommon at today's market prices; which means that investors stand to earn 1/30 of each dollar invested--about 3.33%--by owning stocks in those companies. This 3.33% represents "earnings yield," or the relationship of the company's earnings per share to its current stock price. Generally, most of the earnings yield is retained by the company for reinvestment, while a smaller portion is paid out to shareholders as dividends, fully taxable to the recipient. For New York State investors, the value of dividends can be reduced by up to 40% as federal, New York State and, if applicable, New York City personal income taxes take their toll.

What effect will additional Federal Reserve interest rate hikes, if any, have on the Fund?

We continue to manage the Limited Term New York Municipal Fund according to the premise that balancing many different types of risk minimizes potentially adverse effects of any single risk. While we cannot be certain what interest rate measures the Federal Reserve Board may take, we believe that short-term interest rates may rise some more. We address interest rate risk by including some bonds, with specific characteristics that may make them less sensitive to interest rate fluctuations, to minimize portfolio volatility.


9  |  LIMITED TERM NEW YORK MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS Continued
-------------------------------------------------------------------------------

Since there are signs that recent increases have begun to slow the economy to a pace of sustainable growth, they may well be achieving the desired effect. In orchestrating a "soft landing," the Fed must engineer an economy that's strong enough to provide jobs for willing workers, and to prevent defaults, but not so strong as to create inflation. And while the effects on bonds may be painful in the short-term, keeping inflation in check ultimately benefits all fixed-income investors.

We built the Limited Term New York Municipal Fund for cautious New York investors. During periods of uncertainty, we can think of no better vehicle to generate tax-free income while seeking to moderate the effects of interest rate volatility. Your financial advisor can help you determine how the Limited Term New York Municipal Fund works best for your portfolio.


*****
Limited Term New York Municipal Fund (Class A shares) has received Morningstar's 5-star overall rating at June 30, 2000. The Fund's current 3-year and 5-year ratings are five stars and five stars, respectively. 1688 and 1447 municipal funds were rated for these periods, respectively.(1)


1. Overall star rankings are based on a weighted average of the Fund's 3- and 5-year rankings. Ten percent of the funds in an investment category receive five stars (highest), 22.5% receive four stars (above average), 35% receive three stars (average), 22.5% receive two stars (below average), and 10% receive one star (lowest). Morningstar, Inc. is a nationally recognized mutual fund rating service. Morningstar proprietary star rankings reflect historical risk-adjusted total return as of June 30, 2000. The rankings are subject to change every month. Rankings are based on past performance, which is no guarantee of future results. Morningstar rankings are calculated from the Fund's three- and five-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns.


10 | LIMITED TERM NEW YORK MUNICIPAL FUND

PERFORMANCE UPDATE
-------------------------------------------------------------------------------

Limited Term New York Municipal Fund has performed well over the past six months, with Class A shares providing a cumulative return of 3.07% without sales charges.(1) The Fund's positive returns can be largely attributed to management's focus on shorter-term issues that, in aggregate, have an average effective maturity of five years or less. In addition, the portfolio's diversification of nearly 1000 issues helps to reduce the Fund's exposure to interest rate risk.

Limited Term New York
Municipal Fund, Class A Shares
The value of $10,000 invested since inception
(September 18, 1991) without sales charges, and the Merrill Lynch Municipal Index (3-7 Years)


[mountain chart]

Date           Limited Term New York Municipal Fund        Merrill Lynch Municipal Index (3-7 years)


09/18/1991    $10,000                                     $10,000*
09/30/1991     10,085                                      10,371
12/31/1991     10,426                                      10,640
03/31/1992     10,593                                      10,678
06/30/1992     10,918                                      11,011
09/30/1992     11,212                                      11,220
12/31/1992     11,418                                      11,471
03/31/1993     11,768                                      11,783
06/30/1993     12,073                                      12,028
09/30/1993     12,422                                      12,243
12/31/1993     12,578                                      12,387
03/31/1994     12,287                                      11,957
06/30/1994     12,456                                      12,123
09/30/1994     12,579                                      12,256
12/31/1994     12,514                                      12,173
03/31/1995     12,932                                      12,587
06/30/1995     13,199                                      12,971
09/30/1995     13,508                                      13,192
12/31/1995     13,767                                      13,469
03/31/1996     13,799                                      13,489
06/30/1996     13,897                                      13,533
09/30/1996     14,168                                      13,774
12/31/1996     14,431                                      14,044
03/31/1997     14,537                                      14,032
06/30/1997     14,907                                      14,392
09/30/1997     15,294                                      14,695
12/31/1997     15,586                                      14,955
03/31/1998     15,798                                      15,114
06/30/1998     16,043                                      15,285
09/30/1998     16,381                                      15,707
12/31/1998     16,512                                      15,844
03/31/1999     16,615                                      15,987
06/30/1999     16,510                                      15,796
09/30/1999     16,450                                      15,928
12/31/1999     16,367                                      15,949
03/31/2000     16,665                                      16,138
06/30/2000     16,869                                      16,410


Results of a hypothetical $10,000 investment in Class A shares on September 18, 1991, including reinvested dividends. The Merrill Lynch Municipal Index (3-7 Years) is a subset of the Merrill Lynch Municipal Master Index, and consists of municipal bonds having remaining maturities of between three and seven years. The Index cannot be purchased directly by investors.

Note: This chart is not drawn to scale.

[key]
(bright pink) Limited Term New York Municipal Fund
(light pink) Merrill Lynch Municipal Index (3-7 years)


1. Includes reinvested dividends and changes in Net Asset Value per share without deducting sales charges. The performance would have been lower if sales charges had been taken into account.


11 | LIMITED TERM NEW YORK MUNICIPAL FUND

PERFORMANCE UPDATE Continued
-------------------------------------------------------------------------------

Total Returns (as of 6/30/00)

                      Cumulative      Average Annual
                     NAV      MOP      NAV     MOP
A Shares
-------------------------------------------------------
6-Month              3.07%   (0.54)%     --      --
-------------------------------------------------------
1-Year               2.18%   (1.40)%   2.18%  (1.40)%
-------------------------------------------------------
3-Year              13.17%    9.20%    4.21%   2.98%
-------------------------------------------------------
5-Year              27.82%   23.34%    5.03%   4.28%
-------------------------------------------------------
Life (9/18/91)      68.38%   62.49%    6.11%   5.68%
-------------------------------------------------------

B Shares
-------------------------------------------------------
6-Month              2.35%   (1.65)%     --      --
-------------------------------------------------------
1-Year               1.38%   (2.52)%   1.38%  (2.52)%
-------------------------------------------------------
3-Year              10.24%    8.29%    3.30%   2.69%
-------------------------------------------------------
Life (5/1/97)       12.07%   10.10%    3.67%   3.09%
-------------------------------------------------------

C Shares
-------------------------------------------------------
6-Month              2.68%    1.68%      --      --
-------------------------------------------------------
1-Year               1.40%    0.43%    1.40%   0.43%
-------------------------------------------------------
3-Year              10.31%   10.31%    3.32%   3.32%
-------------------------------------------------------
Life (5/1/97)       12.14%   12.14%    3.69%   3.69%
-------------------------------------------------------

X Shares
-------------------------------------------------------
6-Month              2.78%    0.28%      --      --
-------------------------------------------------------
1-Year               1.63%   (0.81)%   1.63%  (0.81)%
-------------------------------------------------------
3-Year              11.39%    9.92%    3.66%   3.20%
-------------------------------------------------------
5-Year              24.88%   24.88%    4.54%   4.54%
-------------------------------------------------------
Life (5/1/95)       26.72%   26.72%    4.69%   4.69%
-------------------------------------------------------


Total returns include changes in share price and assume reinvestment of dividends and capital gains in a hypothetical investment for the periods shown. MOP stands for Maximum Offering Price, and calculations for Class A returns at MOP include the maximum initial sales charge of 3.50%. Class B returns at MOP include the applicable contingent deferred sales charge of 4% (1-year), 2% (3-year) and 2% (life-of-class). Class C returns at MOP for the 1-year period include the contingent deferred sales charge of 1%. Class X returns at MOP show results of hypothetical investments on 12/31/99, 6/30/99, 6/30/97, 6/30/95 and 5/1/95, after deduction of the applicable contingent deferred sales charge of 2.50% (1-year), 1.50% (3-year) and 0% (5-year and life-of-class). An explanation of the different performance calculations is in the Fund's Prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. Class X shares are subject to an annual 0.50% asset-based sales charge. The Fund no longer offers Class X shares. NAV stands for Net Asset Value, and returns at NAV do not reflect payment of any sales charge.


Yields
As of 6/30/00

                  Dividend Yield       Standardized
                  NAV        MOP          Yield
-------------------------------------------------------
Class A          4.88%      4.70%         4.68%
-------------------------------------------------------
Class B          3.99%      3.99%         4.09%
-------------------------------------------------------
Class C          4.00%      4.00%         4.09%
-------------------------------------------------------
Class X          4.25%      4.25%         4.32%
-------------------------------------------------------


Dividend yield at MOP (based on last distribution) and standardized yield (based on net investment income for the 30-day period ended 6/30/00) are annualized and divided by period-end offering price. Dividend yield at NAV does not include sales charges. Falling share prices may artificially increase yields.


12 | LIMITED TERM NEW YORK MUNICIPAL FUND

PORTFOLIO REVIEW(1)
-------------------------------------------------------------------------------

Limited Term New York Municipal Fund is for cautious New York investors looking for income that's exempt from federal, New York State and New York City personal income taxes.

What we look for
    o Issues that provide high triple tax-free income.
    o Value-oriented issues with price appreciation potential.
    o A diversity of issues across the state.
    o Municipal regions with improving credit quality.
    o Shorter maturities to limit volatility caused by changes in interest rates.


Credit Allocation(1)

[pie chart]
AAA          20.5%
AA           12.9%
A            35.5%
BBB          26.2%
BB            0.2%
NR            4.7%


Top 5 Sectors

General Obligation           18.4%
----------------------------------
Electric Utilities           13.9%
----------------------------------
Marine/Aviation Facilities   12.2%
----------------------------------
Hospital/Healthcare          12.0%
----------------------------------
Multifamily Housing           7.3%
----------------------------------


Hospital/Healthcare in Detail
Insured (FHA or SONYMA Insurance)                      2.7%
Insured (Private Municipal Bond Insurance)             2.3%
Backed, NYS Appropriations                             1.0%
Prerefunded                                            0.7%
Backed, Financial Institution Letter of Credit         0.1%
Neither insured nor otherwise enhanced                 5.2%

TOTAL                                                 12.0%


Regarding the Fund's fourth largest municipal sector, Hospital/Healthcare, investors should note that the majority of these holdings have "belt and suspenders" credit support from both the hospitals' revenues and a variety of backup guarantees.



1. Portfolio data are as of 6/30/00, and are subject to change. Portfolio data are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings given above have been assigned by the Manager as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category. See page 40 for further explanation.


13 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  June 30, 2000 / Unaudited
-------------------------------------------------------------------------------

MUNICIPAL FUND

 Principal                                                                                  Effective    Market Value
    Amount                                                 Coupon            Maturity        Maturity*     See Note 1
=====================================================================================================================
Municipal Bonds and Notes--100.6%
---------------------------------------------------------------------------------------------------------------------
New York--84.2%

$    5,000   Albany GO                                      7.000%         01/15/2010      01/15/2001(b)   $    5,110
---------------------------------------------------------------------------------------------------------------------
   344,703   Albany Hsg. Authority                          0.000          10/01/2012      10/01/2002(a)      106,865
---------------------------------------------------------------------------------------------------------------------
   250,000   Albany Hsg. Authority                          6.250          10/01/2012(s)   10/01/2005(b)      252,142
---------------------------------------------------------------------------------------------------------------------
   985,000   Albany IDA (Albany Medical Center)             5.600          05/01/2005      06/13/2003(c)      943,778
---------------------------------------------------------------------------------------------------------------------
 1,860,000   Albany IDA (H. Johnson Office Park)            5.250          03/01/2018      09/01/2000(d)    1,821,424
---------------------------------------------------------------------------------------------------------------------
   150,000   Albany IDA (Port of Albany)                    6.250          02/01/2005      03/21/2003(c)      149,911
---------------------------------------------------------------------------------------------------------------------
    40,000   Albany IDA (Spectrapark)                       7.300          12/01/2000              --          40,282
---------------------------------------------------------------------------------------------------------------------
    50,000   Albany IDA (Spectrapark)                       7.500          12/01/2003      12/01/2000(b)       50,811
---------------------------------------------------------------------------------------------------------------------
 3,525,000   Albany IDA (Spectrapark)                       7.600          12/01/2009(s)   12/01/2000(b)    3,583,867
---------------------------------------------------------------------------------------------------------------------
    75,000   Albany IDA
             (University Heights-Albany Law School)         6.750          12/01/2019(s)   12/01/2009(b)       81,775
---------------------------------------------------------------------------------------------------------------------
 1,655,000   Albany IDA
             (University Heights-Albany Pharmacy)           6.750          12/01/2019(s)   12/01/2009(b)    1,804,496
---------------------------------------------------------------------------------------------------------------------
 1,000,000   Albany Municipal Water Finance Authority       6.375          12/01/2017(s)   12/01/2010(b)    1,072,330
---------------------------------------------------------------------------------------------------------------------
    40,000   Albany Parking Authority                       0.000          09/15/2002              --          35,640
---------------------------------------------------------------------------------------------------------------------
    25,000   Albany Parking Authority                       0.000          09/15/2003              --          21,088
---------------------------------------------------------------------------------------------------------------------
   625,000   Albany Parking Authority                       0.000          09/15/2004              --         498,737
---------------------------------------------------------------------------------------------------------------------
    20,000   Albany Parking Authority                       0.000          09/15/2005              --          15,096
---------------------------------------------------------------------------------------------------------------------
 1,000,000   Albany Parking Authority                       6.700          11/01/2006(s)   11/01/2001(b)    1,049,420
---------------------------------------------------------------------------------------------------------------------
 1,610,000   Albany Parking Authority                       6.850          11/01/2012(s)   11/01/2001(b)    1,688,053
---------------------------------------------------------------------------------------------------------------------
 5,040,000   Albany Parking Authority                       7.150          09/15/2016(s)   09/15/2001(b)    5,230,663
---------------------------------------------------------------------------------------------------------------------
 3,150,000   Allegany County IDA (Atlantic Richfield)       6.625          09/01/2016      09/01/2002(b)    3,288,568
---------------------------------------------------------------------------------------------------------------------
   975,000   Andpress HDC (Andpress Plaza)                  6.600          01/15/2023(s)   08/01/2003(b)      999,999
---------------------------------------------------------------------------------------------------------------------
 6,940,000   Babylon IDA (WSNCHS East, Inc.)                6.500          08/01/2019(s)   08/01/2011(b)    7,418,721
---------------------------------------------------------------------------------------------------------------------
   295,000   Babylon IDA (WWH Ambulance)                    7.000          09/15/2001      03/19/2001(c)      298,593
---------------------------------------------------------------------------------------------------------------------
    85,000   Baldwinsville Devel. Corp.                     7.200          06/01/2010(s)   01/01/2001(b)       86,457
---------------------------------------------------------------------------------------------------------------------
   200,000   Battery Park City Authority                    5.650          12/01/2013      01/14/2010(c)      199,246
---------------------------------------------------------------------------------------------------------------------
    45,000   Battery Park City Authority                    5.800          11/01/2022      06/04/2022(c)       44,557
---------------------------------------------------------------------------------------------------------------------
   630,000   Blauvelt Volunteer Fire Company                6.000          10/15/2008      02/25/2005(c)      599,873
---------------------------------------------------------------------------------------------------------------------
    40,000   Brookhaven GO                                  6.400          10/01/2010      10/01/2002(b)       42,022
---------------------------------------------------------------------------------------------------------------------
   185,000   Brookhaven IDA (Dowling College)               6.200          03/01/2001               --        186,043
---------------------------------------------------------------------------------------------------------------------
   195,000   Brookhaven IDA (Dowling College)               6.300          03/01/2002               --        196,973
---------------------------------------------------------------------------------------------------------------------
   205,000   Brookhaven IDA (Dowling College)               6.400          03/01/2003               --        208,233
---------------------------------------------------------------------------------------------------------------------
   875,000   Brookhaven IDA (Stony Brook Foundation)        5.750          11/01/2008      08/13/2005(c)      852,959
---------------------------------------------------------------------------------------------------------------------
   505,000   Buffalo GO                                     6.000          12/01/2015      12/01/2011(b)      529,982
---------------------------------------------------------------------------------------------------------------------
 1,080,000   Carnegie Redevelopment Corp.                   6.250          09/01/2005      05/02/2003(c)    1,076,188
---------------------------------------------------------------------------------------------------------------------
 1,550,000   Carnegie Redevelopment Corp.                   6.500          09/01/2011      05/17/2009(c)    1,542,994
---------------------------------------------------------------------------------------------------------------------
   435,000   Cattaraugus County IDA
             (Jamestown Community College)                  6.000          07/01/2012      12/22/2010(c)      436,662
---------------------------------------------------------------------------------------------------------------------
    60,000   Cayuga County COP
             (Auburn Memorial Hospital)                     6.000          01/01/2021      02/17/2014(c)       60,209
---------------------------------------------------------------------------------------------------------------------
   795,000   Clifton Springs Hospital & Clini(c)            7.000          01/01/2005      09/17/2003(c)      783,512
---------------------------------------------------------------------------------------------------------------------
     5,000   Cortland County IDA
             (Paul Bunyon Products)                         8.000          07/01/2000              --           5,000


14 | LIMITED TERM NEW YORK MUNICIPAL FUND


 Principal                                                                                   Effective    Market Value
    Amount                                                  Coupon            Maturity        Maturity*     See Note 1
----------------------------------------------------------------------------------------------------------------------
New York Continued

$  275,000   Dutchess County IDA (Bard College)              6.500%         11/01/2003              --      $  288,324
----------------------------------------------------------------------------------------------------------------------
 1,000,000   Dutchess County IDA (Bard College)              7.000          11/01/2017(s)   11/01/2003(b)    1,064,740
----------------------------------------------------------------------------------------------------------------------
 1,175,000   Dutchess County Res Rec (Solid Waste)           6.800          01/01/2010(s)   12/01/2002(g)    1,252,197
----------------------------------------------------------------------------------------------------------------------
    50,000   East Irondequoit CSD GO                         6.125          05/15/2008      05/15/2002(b)       51,530
----------------------------------------------------------------------------------------------------------------------
    50,000   East Rochester UFSD GO                          6.750          06/15/2011      06/15/2003(b)       53,312
----------------------------------------------------------------------------------------------------------------------
   290,000   Elmira HDC                                      7.500          08/01/2008      08/01/2000(b)      292,949
----------------------------------------------------------------------------------------------------------------------
    20,000   Elmira HDC                                      7.500          08/01/2009      08/01/2000(b)       20,203
----------------------------------------------------------------------------------------------------------------------
   350,000   Erie County IDA (FMC Corp.)                     6.000          02/01/2003      02/01/2002(c)      346,850
----------------------------------------------------------------------------------------------------------------------
   190,000   Erie County IDA (Medaille College)              7.400          12/30/2002      01/19/2002(c)      193,420
----------------------------------------------------------------------------------------------------------------------
   420,000   Erie County IDA (Mercy Hospital)                5.900          06/01/2003      06/22/2002(c)      405,182
----------------------------------------------------------------------------------------------------------------------
 1,070,000   Franklin County IDA
             (Correctional Facilities)                       6.375          11/01/2002      11/16/2001(c)    1,075,371
----------------------------------------------------------------------------------------------------------------------
    85,000   Franklin County IDA
             (Correctional Facilities)                       6.750          11/01/2012(s)   11/01/2002(b)       89,066
----------------------------------------------------------------------------------------------------------------------
 2,230,000   Franklin County IDA COP                         8.125          08/01/2006      06/28/2004(c)    2,417,833
----------------------------------------------------------------------------------------------------------------------
 2,120,000   Franklin County SWMA                            6.000          06/01/2005      11/19/2003(c)    2,094,645
----------------------------------------------------------------------------------------------------------------------
 1,350,000   Franklin County SWMA                            6.125          06/01/2009      12/28/2007(c)    1,320,057
----------------------------------------------------------------------------------------------------------------------
   850,000   Hamilton EHC (Hamilton Apartments)             11.250          01/01/2015(s)   11/01/2000(b)      897,736
----------------------------------------------------------------------------------------------------------------------
 1,315,000   Hempstead IDA (South Shore Y JCC)               5.950          11/01/2007      08/19/2004(c)    1,247,527
----------------------------------------------------------------------------------------------------------------------
   565,000   Herkimer County IDA (Burrows Paper)             7.250          01/01/2001              --         565,621
----------------------------------------------------------------------------------------------------------------------
 3,000,000   Herkimer County IDA (Burrows Paper)             8.000          01/01/2009      10/28/2005(c)    3,107,040
----------------------------------------------------------------------------------------------------------------------
 2,630,000   Herkimer Hsg. Authority                         7.150          03/01/2011(s)   05/13/2005(g)    2,651,750
----------------------------------------------------------------------------------------------------------------------
    15,000   Hudson HDC
             (Providence Hall-Schuyler Court)                6.400          07/01/2012(s)   01/01/2003(b)       15,310
----------------------------------------------------------------------------------------------------------------------
    25,000   Hudson HDC
             (Providence Hall-Schuyler Court)                6.500          01/01/2025(s)   01/01/2003(b)       25,476
----------------------------------------------------------------------------------------------------------------------
   405,000   Hudson IDA (Have)                               7.125          12/01/2007      10/16/2004(c)      402,331
----------------------------------------------------------------------------------------------------------------------
 1,160,000   Islip Res Re(c)                                 5.850          07/01/2002              --       1,188,223
----------------------------------------------------------------------------------------------------------------------
 2,695,000   Jamestown Hsg. Authority                        6.125          07/01/2010      08/01/2006(c)    2,699,878
----------------------------------------------------------------------------------------------------------------------
 2,000,000   Jefferson County IDA
             (Champion International)                        7.200          12/01/2020      11/15/2002(b)    2,077,280
----------------------------------------------------------------------------------------------------------------------
    85,000   Lillian Cooper HDC                              7.000          01/01/2022(s)   01/01/2002(b)       86,725
----------------------------------------------------------------------------------------------------------------------
    47,566   Locke Fire District #1(i)                       7.500          07/01/2002      08/25/2001(c)       49,769
----------------------------------------------------------------------------------------------------------------------
 1,300,000   Lockport HDC                                    6.000          10/01/2018      10/22/2013(c)    1,261,325
----------------------------------------------------------------------------------------------------------------------
 1,355,000   Madison County IDA (Morrisville College)        6.750          07/01/2007      05/24/2004(c)    1,338,144
----------------------------------------------------------------------------------------------------------------------
   675,000   Madison County IDA
             (Oneida Healthcare Center)                      5.300          07/01/2005      08/08/2003(c)      649,154
----------------------------------------------------------------------------------------------------------------------
   250,000   Medina Hsg. Corp.                               8.250          08/15/2011(s)   08/15/2000(b)      256,827
----------------------------------------------------------------------------------------------------------------------
   520,000   Middleton IDA (Fleurchem)                       7.125          12/01/2008      06/08/2005(c)      519,402
----------------------------------------------------------------------------------------------------------------------
 1,420,000   Middletown IDA
             (Southwinds Retirement Home)                    5.875          03/01/2007      02/26/2004(c)    1,360,885
----------------------------------------------------------------------------------------------------------------------
   450,000   Middletown IDA
             (Southwinds Retirement Home)                    7.250          03/01/2003      03/17/2002(c)      468,508
----------------------------------------------------------------------------------------------------------------------
     5,000   Monroe County Airport Authority (GRIA)          0.000          01/01/2004              --           4,205
----------------------------------------------------------------------------------------------------------------------
   500,000   Monroe County Airport Authority (GRIA)          5.375          01/01/2019      08/26/2016(c)      474,725
----------------------------------------------------------------------------------------------------------------------
 7,920,000   Monroe County COP                               8.050          01/01/2011(s)   01/01/2001(b)    8,019,317


15 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
-------------------------------------------------------------------------------
 Principal                                                                                   Effective    Market Value
    Amount                                                  Coupon            Maturity        Maturity*     See Note 1
----------------------------------------------------------------------------------------------------------------------
New York Continued

$   30,000   Monroe County GO                                6.100%         05/01/2003              --      $   30,457
----------------------------------------------------------------------------------------------------------------------
 2,425,000   Monroe County IDA (Al Sigl Center)              6.125          12/15/2008      05/06/2005(c)    2,497,871
----------------------------------------------------------------------------------------------------------------------
   960,000   Monroe County IDA (Al Sigl Center)              6.375          12/15/2005      08/21/2003(c)      937,219
----------------------------------------------------------------------------------------------------------------------
 1,135,000   Monroe County IDA (Al Sigl Center)              6.750          12/15/2010      01/31/2009(c)    1,098,078
----------------------------------------------------------------------------------------------------------------------
    10,000   Monroe County IDA (Cohber Press)                7.500          12/01/2000              --          10,032
----------------------------------------------------------------------------------------------------------------------
   100,000   Monroe County IDA (Cohber Press)                7.550          12/01/2001      12/01/2000(b)       99,997
----------------------------------------------------------------------------------------------------------------------
 1,280,000   Monroe County IDA
             (Dayton Rogers Manufacturing)                   5.850          12/01/2006      02/19/2004(c)    1,229,990
----------------------------------------------------------------------------------------------------------------------
 1,280,000   Monroe County IDA (DePaul Properties)           5.900          09/01/2007      09/27/2004(c)    1,227,226
----------------------------------------------------------------------------------------------------------------------
   385,000   Monroe County IDA (Geva Theatre)                7.750          04/01/2002      10/08/2001(c)      385,828
----------------------------------------------------------------------------------------------------------------------
   330,000   Monroe County IDA (Geva Theatre)                7.750          04/01/2003              --         330,709
----------------------------------------------------------------------------------------------------------------------
 1,660,000   Monroe County IDA (Piano Works)                 6.625          11/01/2006      02/04/2004(c)    1,650,007
----------------------------------------------------------------------------------------------------------------------
   300,000   Monroe County IDA
             (Roberts Wesleyan College)                      6.200          09/01/2005      09/01/2000(b)      300,411
----------------------------------------------------------------------------------------------------------------------
   150,000   Monroe County IDA (West End Business)           6.750          12/01/2004      02/12/2003(c)      150,577
----------------------------------------------------------------------------------------------------------------------
   730,000   Montgomery County IDA (ASMF)i,t,x               6.500          01/15/2003              --         501,510
----------------------------------------------------------------------------------------------------------------------
 1,000,000   MTA Commuter Facilities, Series A               6.125          07/01/2012(s)   07/01/2002(b)    1,036,510
----------------------------------------------------------------------------------------------------------------------
 6,600,000   MTA Commuter Facilities, Series A               6.500          07/01/2016      07/01/2007(b)    6,942,144
----------------------------------------------------------------------------------------------------------------------
 2,000,000   MTA Dedicated Tax Fund, Series A                6.125          04/01/2015      04/01/2010(b)    2,116,080
----------------------------------------------------------------------------------------------------------------------
    75,000   MTA Service Contract, Series 5                  6.000          07/01/2018(s)   07/01/2001(b)       75,154
----------------------------------------------------------------------------------------------------------------------
    20,000   MTA Service Contract, Series 5                  6.500          07/01/2016(s)   07/01/2001(b)       20,674
----------------------------------------------------------------------------------------------------------------------
    55,000   MTA Service Contract, Series 5                  6.500          07/01/2016(s)   07/01/2001(b)       56,940
----------------------------------------------------------------------------------------------------------------------
 1,000,000   MTA Service Contract, Series 5                  7.000          07/01/2012(s)   07/01/2001(b)    1,040,110
----------------------------------------------------------------------------------------------------------------------
 7,135,000   MTA, Series A                                   6.500          07/01/2016      07/01/2007(b)    7,504,878
----------------------------------------------------------------------------------------------------------------------
    15,000   MTA, Series K                                   6.000          07/01/2016(s)   07/01/2002(b)       15,145
----------------------------------------------------------------------------------------------------------------------
    65,000   MTA, Series K                                   6.250          07/01/2011(s)   07/01/2002(b)       67,876
----------------------------------------------------------------------------------------------------------------------
    65,000   MTA, Series M                                   6.000          07/01/2014(s)   07/01/2005(b)       66,248
----------------------------------------------------------------------------------------------------------------------
    20,000   Nassau County GO                                6.375          05/15/2013      05/15/2002(b)       20,900
----------------------------------------------------------------------------------------------------------------------
   710,000   Nassau County GO
             Combined Sewer Districts, Series F              7.000          03/01/2015      03/01/2010(b)      796,620
----------------------------------------------------------------------------------------------------------------------
   720,000   Nassau County GO
             Combined Sewer Districts, Series F              7.000          03/01/2016      03/01/2010(b)      803,808
----------------------------------------------------------------------------------------------------------------------
   730,000   Nassau County GO
             Combined Sewer Districts, Series F              7.000          03/01/2017      03/01/2010(b)      812,067
----------------------------------------------------------------------------------------------------------------------
   740,000   Nassau County GO
             Combined Sewer Districts, Series F              7.000          03/01/2018      03/01/2010(b)      820,260
----------------------------------------------------------------------------------------------------------------------
   745,000   Nassau County GO
             Combined Sewer Districts, Series F              7.000          03/01/2019      03/01/2010(b)      824,037
----------------------------------------------------------------------------------------------------------------------
    90,000   Nassau County GO
             Combined Sewer Districts, Series F              7.000          03/01/2020      03/01/2010(b)       99,548
----------------------------------------------------------------------------------------------------------------------
 1,300,000   Nassau County GO
             General Improvement, Series F                   6.500          03/01/2018      03/01/2010(b)    1,391,832
----------------------------------------------------------------------------------------------------------------------
 1,635,000   Nassau County GO
             General Improvement, Series F                   6.500          03/01/2019      03/01/2010(b)    1,746,703
----------------------------------------------------------------------------------------------------------------------
   705,000   Nassau County GO
             General Improvement, Series F                   7.000          03/01/2014      03/01/2010(b)      794,979


16 | LIMITED TERM NEW YORK MUNICIPAL FUND


 Principal                                                                                   Effective    Market Value
    Amount                                                  Coupon            Maturity        Maturity*     See Note 1
----------------------------------------------------------------------------------------------------------------------
New York Continued

$3,435,000   Nassau County GO General Improvement, Serie     7.000%         03/01/2016      03/01/2010(b)   $3,834,834
----------------------------------------------------------------------------------------------------------------------
   295,000   Nassau County IDA (ACLDD)                       7.250          10/01/2004      11/19/2002(c)      298,056
----------------------------------------------------------------------------------------------------------------------
   525,000   Nassau County IDA (NSCFGA)                      5.750          05/01/2008      02/13/2005(c)      492,781
----------------------------------------------------------------------------------------------------------------------
 1,505,000   Nassau County IDA (United Cerebral Palsy)       5.750          11/01/2007      09/02/2004(c)    1,469,979
----------------------------------------------------------------------------------------------------------------------
 3,605,000   Nassau County IDA (United Cerebral Palsy)       5.750          11/01/2009      06/06/2005(c)    3,486,828
----------------------------------------------------------------------------------------------------------------------
 1,085,000   Nassau County Tobacco Settlement Corp.          4.900          07/15/2007      07/15/2002(e)    1,085,933
----------------------------------------------------------------------------------------------------------------------
 1,150,000   Nassau County Tobacco Settlement Corp.          5.250          07/15/2011      07/15/2003(e)    1,153,312
----------------------------------------------------------------------------------------------------------------------
   680,000   Nassau County Tobacco Settlement Corp.          5.300          07/15/2012      07/15/2003(e)      682,088
----------------------------------------------------------------------------------------------------------------------
   545,000   Nassau County Tobacco Settlement Corp.          5.400          07/15/2013      07/15/2004(e)      546,760
----------------------------------------------------------------------------------------------------------------------
   615,000   Nassau County Tobacco Settlement Corp.          5.500          07/15/2014      07/15/2005(e)      617,073
----------------------------------------------------------------------------------------------------------------------
   645,000   Nassau County Tobacco Settlement Corp.          5.625          07/15/2015      07/15/2006(e)      648,889
----------------------------------------------------------------------------------------------------------------------
   590,000   Nassau County Tobacco Settlement Corp.          5.750          07/15/2016      07/15/2007(e)      594,602
----------------------------------------------------------------------------------------------------------------------
   250,000   Nassau County Tobacco Settlement Corp.          6.250          07/15/2020      07/15/2012(e)      251,750
----------------------------------------------------------------------------------------------------------------------
   475,000   New Rochelle IDA
             (College of New Rochelle)                       6.000          07/01/2002      01/05/2002(c)      480,719
----------------------------------------------------------------------------------------------------------------------
   275,000   New Rochelle IDA
             (College of New Rochelle)                       6.400          07/01/2004      07/01/2002(a)      289,198
----------------------------------------------------------------------------------------------------------------------
   220,000   Newark SCHC
             (Newark Rose Garden Apartments)                 9.000          03/01/2011(s)   09/01/2000(b)      226,824
----------------------------------------------------------------------------------------------------------------------
 2,100,000   Newark-Wayne Community Hospital                 7.600          09/01/2015(s)   01/16/2005(g)    2,132,886
----------------------------------------------------------------------------------------------------------------------
 1,050,000   Niagara County IDA (Sevenson Hotel)             5.750          05/01/2003      05/01/2002(c)    1,037,169
----------------------------------------------------------------------------------------------------------------------
 3,900,000   NYC Cultural Resources (SRGF)                   7.250          12/01/2015(s)   12/01/2002(b)    4,015,713
----------------------------------------------------------------------------------------------------------------------
    25,000   NYC GO                                          0.000          08/15/2000              --          24,862
----------------------------------------------------------------------------------------------------------------------
 1,500,000   NYC GO                                          0.000          02/01/2001              --       1,459,695
----------------------------------------------------------------------------------------------------------------------
    50,000   NYC GO                                          0.000          08/15/2001              --          47,421
----------------------------------------------------------------------------------------------------------------------
 1,000,000   NYC GO                                          0.000          02/01/2003              --         880,440
----------------------------------------------------------------------------------------------------------------------
    20,000   NYC GO                                          5.500          10/01/2014              --          19,910
----------------------------------------------------------------------------------------------------------------------
    10,000   NYC GO                                          5.500          10/01/2016              --           9,825
----------------------------------------------------------------------------------------------------------------------
    15,000   NYC GO                                          5.600          12/01/2010      12/01/2000(b)       15,025
----------------------------------------------------------------------------------------------------------------------
    10,000   NYC GO                                          5.625          10/01/2012      10/01/2005(b)       10,103
----------------------------------------------------------------------------------------------------------------------
    20,000   NYC GO                                          5.625          10/01/2013      10/01/2005(b)       20,133
----------------------------------------------------------------------------------------------------------------------
    15,000   NYC GO                                          5.625          08/01/2014      08/01/2006(b)       15,060
----------------------------------------------------------------------------------------------------------------------
    45,000   NYC GO                                          5.750          08/01/2011      08/01/2002(b)       45,973
----------------------------------------------------------------------------------------------------------------------
   140,000   NYC GO                                          5.750          08/15/2011      08/15/2005(b)      142,817
----------------------------------------------------------------------------------------------------------------------
    45,000   NYC GO                                          5.750          05/15/2012      05/15/2005(b)       45,712
----------------------------------------------------------------------------------------------------------------------
    20,000   NYC GO                                          5.750          08/15/2012      08/15/2005(b)       20,331
----------------------------------------------------------------------------------------------------------------------
    25,000   NYC GO                                          5.750          05/15/2013      05/15/2005(b)       25,310
----------------------------------------------------------------------------------------------------------------------
    80,000   NYC GO                                          5.750          08/15/2013      08/15/2005(b)       81,037
----------------------------------------------------------------------------------------------------------------------
    55,000   NYC GO                                          5.750          10/15/2013      10/15/2009(b)       56,165
----------------------------------------------------------------------------------------------------------------------
   100,000   NYC GO                                          5.750          02/01/2014(s)   02/01/2008(b)      102,181
----------------------------------------------------------------------------------------------------------------------
     5,000   NYC GO                                          5.750          05/15/2014      05/15/2003(a)        5,204
----------------------------------------------------------------------------------------------------------------------
    10,000   NYC GO                                          5.750          05/15/2014      05/15/2005(b)       10,094
----------------------------------------------------------------------------------------------------------------------
    65,000   NYC GO                                          5.750          08/18/2014      08/15/2005(b)       65,640
----------------------------------------------------------------------------------------------------------------------
    25,000   NYC GO                                          5.750          08/01/2015      08/01/2005(b)       25,300


17 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
-------------------------------------------------------------------------------
  Principal                                                                                  Effective    Market Value
     Amount                                                 Coupon            Maturity        Maturity*     See Note 1
----------------------------------------------------------------------------------------------------------------------
New York Continued

$    75,000   NYC GO                                         5.750%         08/15/2015      08/15/2005(b)   $   75,473
----------------------------------------------------------------------------------------------------------------------
     25,000   NYC GO                                         5.750          02/01/2017(s)   02/01/2008(b)       25,067
----------------------------------------------------------------------------------------------------------------------
     60,000   NYC GO                                         5.800          08/01/2013      08/01/2005(b)       60,916
----------------------------------------------------------------------------------------------------------------------
     25,000   NYC GO                                         5.875          03/15/2014      03/15/2008(b)       25,556
----------------------------------------------------------------------------------------------------------------------
     50,000   NYC GO                                         6.000          08/01/2006      08/01/2000(a)       50,069
----------------------------------------------------------------------------------------------------------------------
     15,000   NYC GO                                         6.000          08/01/2006      08/01/2000(b)       15,017
----------------------------------------------------------------------------------------------------------------------
     25,000   NYC GO                                         6.000          08/01/2008      08/01/2003(b)       25,951
----------------------------------------------------------------------------------------------------------------------
      5,000   NYC GO                                         6.000          08/01/2008      08/01/2000(b)        5,006
----------------------------------------------------------------------------------------------------------------------
  1,750,000   NYC GO                                         6.000          04/15/2009      04/15/2007(b)    1,845,025
----------------------------------------------------------------------------------------------------------------------
     15,000   NYC GO                                         6.000          05/15/2010      05/15/2003(b)       15,571
----------------------------------------------------------------------------------------------------------------------
     30,000   NYC GO                                         6.000          08/01/2010      08/01/2003(b)       31,189
----------------------------------------------------------------------------------------------------------------------
     55,000   NYC GO                                         6.000          02/01/2011      02/01/2006(b)       57,463
----------------------------------------------------------------------------------------------------------------------
     50,000   NYC GO                                         6.000          02/15/2011      02/15/2005(a)       52,935
----------------------------------------------------------------------------------------------------------------------
     30,000   NYC GO                                         6.000          02/15/2011      02/15/2007(b)       31,116
----------------------------------------------------------------------------------------------------------------------
    130,000   NYC GO                                         6.000          08/01/2011      08/01/2000(a)      130,146
----------------------------------------------------------------------------------------------------------------------
     25,000   NYC GO                                         6.000          08/01/2011      08/01/2003(b)       25,991
----------------------------------------------------------------------------------------------------------------------
      5,000   NYC GO                                         6.000          08/01/2011      08/01/2000(b)        5,006
----------------------------------------------------------------------------------------------------------------------
     45,000   NYC GO                                         6.000          02/15/2012      02/15/2005(b)       46,524
----------------------------------------------------------------------------------------------------------------------
     30,000   NYC GO                                         6.000          08/01/2012      08/01/2000(a)       30,032
----------------------------------------------------------------------------------------------------------------------
    115,000   NYC GO                                         6.000          08/01/2012      08/01/2003(b)      118,258
----------------------------------------------------------------------------------------------------------------------
     20,000   NYC GO                                         6.000          02/15/2014      02/15/2005(b)       20,553
----------------------------------------------------------------------------------------------------------------------
     25,000   NYC GO                                         6.000          02/15/2015      02/15/2005(b)       25,594
----------------------------------------------------------------------------------------------------------------------
     10,000   NYC GO                                         6.000          05/15/2015      05/15/2005(b)       10,299
----------------------------------------------------------------------------------------------------------------------
    450,000   NYC GO                                         6.000          08/01/2015      08/01/2000(a)      450,621
----------------------------------------------------------------------------------------------------------------------
     10,000   NYC GO                                         6.000          08/01/2016(s)   08/01/2006(b)       10,240
----------------------------------------------------------------------------------------------------------------------
     50,000   NYC GO                                         6.000          08/01/2016(s)   08/01/2006(b)       51,694
----------------------------------------------------------------------------------------------------------------------
     10,000   NYC GO                                         6.000          05/15/2019      05/15/2005(b)       10,089
----------------------------------------------------------------------------------------------------------------------
     15,000   NYC GO                                         6.000          08/15/2026(s)   08/15/2008(b)       15,061
----------------------------------------------------------------------------------------------------------------------
    100,000   NYC GO                                         6.125          08/01/2010      08/01/2004(b)      104,991
----------------------------------------------------------------------------------------------------------------------
     65,000   NYC GO                                         6.125          08/01/2011      08/01/2004(b)       68,244
----------------------------------------------------------------------------------------------------------------------
  2,500,000   NYC GO                                         6.250          08/01/2008      08/01/2006(b)    2,672,875
----------------------------------------------------------------------------------------------------------------------
     15,000   NYC GO                                         6.250          10/01/2008      10/01/2002(b)       15,644
----------------------------------------------------------------------------------------------------------------------
 10,550,000   NYC GO                                         6.250          08/01/2009      08/01/2006(b)   11,251,047
----------------------------------------------------------------------------------------------------------------------
    205,000   NYC GO                                         6.250          08/01/2010      08/01/2006(b)      217,960
----------------------------------------------------------------------------------------------------------------------
     75,000   NYC GO                                         6.250          08/01/2010      08/01/2004(b)       79,085
----------------------------------------------------------------------------------------------------------------------
  2,000,000   NYC GO                                         6.250          08/01/2012      08/01/2006(b)    2,116,780
----------------------------------------------------------------------------------------------------------------------
  4,270,000   NYC GO                                         6.250          08/01/2013      08/01/2006(b)    4,503,355
----------------------------------------------------------------------------------------------------------------------
     25,000   NYC GO                                         6.250          04/01/2016      04/01/2006(b)       26,032
----------------------------------------------------------------------------------------------------------------------
     70,000   NYC GO                                         6.250          08/01/2016      08/01/2002(b)       71,676
----------------------------------------------------------------------------------------------------------------------
     40,000   NYC GO                                         6.250          08/01/2017(s)   08/01/2006(b)       41,551
----------------------------------------------------------------------------------------------------------------------
    110,000   NYC GO                                         6.250          08/01/2019      08/01/2004(b)      112,311
----------------------------------------------------------------------------------------------------------------------
     75,000   NYC GO                                         6.250          08/01/2021      08/01/2002(b)       76,085
----------------------------------------------------------------------------------------------------------------------
    875,000   NYC GO                                         6.300          08/15/2008      08/15/2005(b)      927,517
----------------------------------------------------------------------------------------------------------------------
    410,000   NYC GO                                         6.375          02/15/2006      02/15/2005(b)      436,691


18 | LIMITED TERM NEW YORK MUNICIPAL FUND


  Principal                                                                                  Effective    Market Value
     Amount                                                 Coupon            Maturity        Maturity*     See Note 1
----------------------------------------------------------------------------------------------------------------------
New York Continued

$   425,000   NYC GO                                         6.375%         08/01/2006      08/01/2002(b)  $   442,599
----------------------------------------------------------------------------------------------------------------------
  1,485,000   NYC GO                                         6.375          08/01/2007      08/01/2002(b)    1,543,643
----------------------------------------------------------------------------------------------------------------------
 10,665,000   NYC GO                                         6.375          08/15/2009      08/15/2005(b)   11,333,269
----------------------------------------------------------------------------------------------------------------------
    395,000   NYC GO                                         6.375          08/01/2010      08/01/2005(a)      426,513
----------------------------------------------------------------------------------------------------------------------
  1,495,000   NYC GO                                         6.375          08/01/2010      08/01/2005(b)    1,594,059
----------------------------------------------------------------------------------------------------------------------
    815,000   NYC GO                                         6.375          08/15/2010      08/15/2005(b)      866,068
----------------------------------------------------------------------------------------------------------------------
    105,000   NYC GO                                         6.375          08/15/2011      08/15/2005(b)      111,579
----------------------------------------------------------------------------------------------------------------------
  7,900,000   NYC GO                                         6.375          08/01/2012      08/15/2005(b)    8,331,182
----------------------------------------------------------------------------------------------------------------------
     95,000   NYC GO                                         6.500          08/01/2005      08/01/2002(b)       99,166
----------------------------------------------------------------------------------------------------------------------
     20,000   NYC GO                                         6.500          08/01/2006      08/01/2002(b)       20,877
----------------------------------------------------------------------------------------------------------------------
     20,000   NYC GO                                         6.500          08/01/2008      08/01/2002(a)       21,038
----------------------------------------------------------------------------------------------------------------------
    550,000   NYC GO                                         6.500          08/01/2008      08/01/2002(b)      574,117
----------------------------------------------------------------------------------------------------------------------
  8,725,000   NYC GO                                         6.500          08/01/2011      08/01/2002(b)    9,107,591
----------------------------------------------------------------------------------------------------------------------
     35,000   NYC GO                                         6.500          08/01/2012      08/01/2002(a)       36,838
----------------------------------------------------------------------------------------------------------------------
     70,000   NYC GO                                         6.500          08/01/2012      08/01/2002(b)       72,894
----------------------------------------------------------------------------------------------------------------------
     55,000   NYC GO                                         6.500          08/01/2013      08/01/2002(b)       57,445
----------------------------------------------------------------------------------------------------------------------
     20,000   NYC GO                                         6.500          08/01/2014      08/01/2002(b)       20,889
----------------------------------------------------------------------------------------------------------------------
     22,000   NYC GO                                         6.500          08/01/2014      08/01/2005(a)       23,878
----------------------------------------------------------------------------------------------------------------------
    103,000   NYC GO                                         6.500          08/01/2014      08/15/2005(b)      109,728
----------------------------------------------------------------------------------------------------------------------
     40,000   NYC GO                                         6.500          08/01/2016      08/01/2005(b)       42,429
----------------------------------------------------------------------------------------------------------------------
 10,000,000   NYC GO                                         6.500          05/15/2017      05/15/2012(b)   10,736,700
----------------------------------------------------------------------------------------------------------------------
     70,000   NYC GO                                         6.500          08/01/2019(s)   08/01/2005(b)       72,854
----------------------------------------------------------------------------------------------------------------------
  4,675,000   NYC GO                                         6.600          10/01/2016      10/01/2002(b)    4,836,381
----------------------------------------------------------------------------------------------------------------------
     30,000   NYC GO                                         6.750          10/01/2005      10/01/2002(b)       31,538
----------------------------------------------------------------------------------------------------------------------
      5,000   NYC GO                                         6.750          10/01/2006      10/01/2002(b)        5,251
----------------------------------------------------------------------------------------------------------------------
     65,000   NYC GO                                         7.000          02/01/2001      08/01/2000(a)       65,146
----------------------------------------------------------------------------------------------------------------------
    425,000   NYC GO                                         7.000          02/01/2001      08/01/2000(b)      425,846
----------------------------------------------------------------------------------------------------------------------
     20,000   NYC GO                                         7.000          02/01/2001      08/01/2000(b)       20,041
----------------------------------------------------------------------------------------------------------------------
      5,000   NYC GO                                         7.000          02/01/2002      08/01/2000(a)        5,031
----------------------------------------------------------------------------------------------------------------------
     20,000   NYC GO                                         7.000          08/15/2002      08/15/2000(a)       20,060
----------------------------------------------------------------------------------------------------------------------
     35,000   NYC GO                                         7.000          02/01/2003      08/01/2000(a)       35,078
----------------------------------------------------------------------------------------------------------------------
    260,000   NYC GO                                         7.000          02/01/2006      02/01/2002(b)      271,627
----------------------------------------------------------------------------------------------------------------------
    160,000   NYC GO                                         7.000          12/01/2006      12/01/2000(b)      161,778
----------------------------------------------------------------------------------------------------------------------
    365,000   NYC GO                                         7.000          08/01/2007      08/01/2006(b)      403,288
----------------------------------------------------------------------------------------------------------------------
      5,000   NYC GO                                         7.000          02/01/2009      08/01/2000(b)        5,010
----------------------------------------------------------------------------------------------------------------------
      5,000   NYC GO                                         7.000          10/01/2010      10/01/2002(b)        5,283
----------------------------------------------------------------------------------------------------------------------
      5,000   NYC GO                                         7.000          12/01/2010      12/01/2000(b)        5,049
----------------------------------------------------------------------------------------------------------------------
      5,000   NYC GO                                         7.000          02/01/2011      08/01/2000(b)        5,010
----------------------------------------------------------------------------------------------------------------------
     30,000   NYC GO                                         7.000          02/01/2012      08/01/2000(b)       30,056
----------------------------------------------------------------------------------------------------------------------
    185,000   NYC GO                                         7.000          10/01/2013      10/01/2002(b)      196,866
----------------------------------------------------------------------------------------------------------------------
     25,000   NYC GO                                         7.000          10/01/2015      10/01/2000(a)       25,152
----------------------------------------------------------------------------------------------------------------------
  1,520,000   NYC GO                                         7.000          02/01/2016      02/01/2002(b)    1,586,637
----------------------------------------------------------------------------------------------------------------------
     70,000   NYC GO                                         7.000          10/01/2016      10/01/2000(a)       70,401
----------------------------------------------------------------------------------------------------------------------
     15,000   NYC GO                                         7.000          02/01/2017      02/01/2002(b)       15,658


19 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
-------------------------------------------------------------------------------
  Principal                                                                                  Effective    Market Value
     Amount                                                 Coupon            Maturity        Maturity*     See Note 1
----------------------------------------------------------------------------------------------------------------------
New York Continued

$     5,000   NYC GO                                         7.000%         02/01/2018      02/01/2002(a)  $     5,254
----------------------------------------------------------------------------------------------------------------------
    120,000   NYC GO                                         7.000          02/01/2018      02/01/2002(b)      125,261
----------------------------------------------------------------------------------------------------------------------
     35,000   NYC GO                                         7.000          10/01/2018      10/01/2000(a)       35,223
----------------------------------------------------------------------------------------------------------------------
     15,000   NYC GO                                         7.000          10/01/2019      10/01/2000(a)       15,086
----------------------------------------------------------------------------------------------------------------------
     15,000   NYC GO                                         7.000          02/01/2022      02/01/2002(b)       15,669
----------------------------------------------------------------------------------------------------------------------
      5,000   NYC GO                                         7.100          02/01/2004      08/01/2000(b)        5,009
----------------------------------------------------------------------------------------------------------------------
    100,000   NYC GO                                         7.100          08/15/2007      08/15/2004(a)      109,664
----------------------------------------------------------------------------------------------------------------------
    175,000   NYC GO                                         7.100          02/01/2009      02/01/2002(b)      183,090
----------------------------------------------------------------------------------------------------------------------
     20,000   NYC GO                                         7.100          02/01/2010      02/01/2002(b)       20,925
----------------------------------------------------------------------------------------------------------------------
     25,000   NYC GO                                         7.200          08/01/2001      08/01/2000(a)       25,060
----------------------------------------------------------------------------------------------------------------------
      5,000   NYC GO                                         7.200          08/01/2002      08/01/2000(a)        5,087
----------------------------------------------------------------------------------------------------------------------
     30,000   NYC GO                                         7.200          08/01/2002      08/01/2000(b)       30,510
----------------------------------------------------------------------------------------------------------------------
      5,000   NYC GO                                         7.200          02/01/2005      08/01/2000(b)        5,011
----------------------------------------------------------------------------------------------------------------------
     20,000   NYC GO                                         7.200          02/01/2015      02/01/2002(a)       21,076
----------------------------------------------------------------------------------------------------------------------
     50,000   NYC GO                                         7.250          12/01/2001      12/01/2000(b)       50,565
----------------------------------------------------------------------------------------------------------------------
     40,000   NYC GO                                         7.250          10/01/2005      10/01/2000(a)       40,586
----------------------------------------------------------------------------------------------------------------------
    100,000   NYC GO                                         7.250          02/01/2007      08/01/2000(a)      100,244
----------------------------------------------------------------------------------------------------------------------
      5,000   NYC GO                                         7.250          02/01/2007      08/01/2000(b)        5,011
----------------------------------------------------------------------------------------------------------------------
     15,000   NYC GO                                         7.250          08/15/2017      08/15/2000(a)       15,165
----------------------------------------------------------------------------------------------------------------------
     20,000   NYC GO                                         7.250          03/15/2020      09/15/2000(b)       20,416
----------------------------------------------------------------------------------------------------------------------
     10,000   NYC GO                                         7.400          08/15/2000              --          10,034
----------------------------------------------------------------------------------------------------------------------
      5,000   NYC GO                                         7.500          08/01/2001      08/01/2000(b)        5,049
----------------------------------------------------------------------------------------------------------------------
      5,000   NYC GO                                         7.500          08/15/2001      08/15/2000(b)        5,017
----------------------------------------------------------------------------------------------------------------------
    120,000   NYC GO                                         7.500          08/15/2003      08/15/2000(b)      121,312
----------------------------------------------------------------------------------------------------------------------
     20,000   NYC GO                                         7.500          12/01/2003      12/01/2000(a)       20,263
----------------------------------------------------------------------------------------------------------------------
 10,125,000   NYC GO                                         7.500          02/01/2004      02/01/2002(b)   10,654,132
----------------------------------------------------------------------------------------------------------------------
     25,000   NYC GO                                         7.500          12/01/2004      12/01/2000(a)       25,329
----------------------------------------------------------------------------------------------------------------------
    160,000   NYC GO                                         7.500          02/01/2005      02/01/2002(b)      168,362
----------------------------------------------------------------------------------------------------------------------
      5,000   NYC GO                                         7.500          08/15/2005      08/15/2000(b)        5,017
----------------------------------------------------------------------------------------------------------------------
  6,450,000   NYC GO                                         7.500          02/01/2006      02/01/2002(b)    6,787,077
----------------------------------------------------------------------------------------------------------------------
    235,000   NYC GO                                         7.500          02/01/2007      02/01/2002(b)      247,281
----------------------------------------------------------------------------------------------------------------------
     40,000   NYC GO                                         7.500          02/01/2008      02/01/2002(b)       42,090
----------------------------------------------------------------------------------------------------------------------
  1,675,000   NYC GO                                         7.500          02/01/2009      02/01/2002(b)    1,762,535
----------------------------------------------------------------------------------------------------------------------
    135,000   NYC GO                                         7.500          03/15/2009      09/15/2000(b)      137,866
----------------------------------------------------------------------------------------------------------------------
     40,000   NYC GO                                         7.650          02/01/2007      02/01/2002(b)       42,181
----------------------------------------------------------------------------------------------------------------------
      5,000   NYC GO                                         7.700          02/01/2009      02/01/2002(b)        5,276
----------------------------------------------------------------------------------------------------------------------
    315,000   NYC GO                                         7.750          08/15/2001      08/15/2000(b)      318,537
----------------------------------------------------------------------------------------------------------------------
      5,000   NYC GO                                         7.750          08/15/2005      08/15/2001(b)        5,255
----------------------------------------------------------------------------------------------------------------------
     75,000   NYC GO                                         7.750          08/15/2006      08/15/2001(b)       78,534
----------------------------------------------------------------------------------------------------------------------
     15,000   NYC GO                                         7.750          08/15/2007      08/15/2001(b)       15,707
----------------------------------------------------------------------------------------------------------------------
     20,000   NYC GO                                         7.750          08/15/2012      08/15/2001(a)       21,021
----------------------------------------------------------------------------------------------------------------------
     20,000   NYC GO                                         7.750          08/15/2014      08/15/2001(b)       20,942
----------------------------------------------------------------------------------------------------------------------
      5,000   NYC GO                                         7.875          08/01/2000              --           5,014
----------------------------------------------------------------------------------------------------------------------
     55,000   NYC GO                                         7.875          08/01/2004      08/01/2000(b)       55,970


20 | LIMITED TERM NEW YORK MUNICIPAL FUND


  Principal                                                                                  Effective    Market Value
     Amount                                                 Coupon            Maturity        Maturity*     See Note 1
----------------------------------------------------------------------------------------------------------------------
New York Continued

$    15,000   NYC GO                                         8.000%         08/01/2001      08/01/2000(b)  $    15,041
----------------------------------------------------------------------------------------------------------------------
      5,000   NYC GO                                         8.000          08/01/2003      08/01/2000(b)        5,014
----------------------------------------------------------------------------------------------------------------------
     60,000   NYC GO                                         8.000          08/01/2003      08/01/2001(b)       62,928
----------------------------------------------------------------------------------------------------------------------
      5,000   NYC GO                                         8.250          08/01/2011      08/01/2001(b)        5,276
----------------------------------------------------------------------------------------------------------------------
  1,355,000   NYC GO CAB                                     0.000          05/15/2014      05/15/2008(b)    1,175,639
----------------------------------------------------------------------------------------------------------------------
  5,000,000   NYC GO CARS                                    7.430(r)       09/01/2011      08/01/2002(b)    5,331,250
----------------------------------------------------------------------------------------------------------------------
     10,000   NYC GO DIAMONDS                                0.000          08/01/2007      08/01/2002(b)        9,073
----------------------------------------------------------------------------------------------------------------------
 14,600,000   NYC GO Indexed Inverse Floater                 0.353(r)       08/15/2017              --      14,248,724
----------------------------------------------------------------------------------------------------------------------
 11,870,000   NYC GO Indexed Inverse Floater                 1.770(r)       08/15/2010      08/15/2005(b)   11,936,828
----------------------------------------------------------------------------------------------------------------------
  1,950,000   NYC GO LIMO                                    0.000          02/01/2007      02/01/2002(b)    1,827,013
----------------------------------------------------------------------------------------------------------------------
  2,000,000   NYC GO LIMO                                    7.500          02/01/2004      08/01/2000(b)    2,164,720
----------------------------------------------------------------------------------------------------------------------
    115,000   NYC GO PRAMS                                   0.000          10/01/2006      10/01/2002(b)      104,126
----------------------------------------------------------------------------------------------------------------------
     50,000   NYC GO PRAMS                                   0.000          02/01/2012      02/01/2002(b)       47,108
----------------------------------------------------------------------------------------------------------------------
    425,000   NYC HDC (Barclay Avenue)                       5.750          04/01/2007      03/31/2004(c)      422,611
----------------------------------------------------------------------------------------------------------------------
  1,290,000   NYC HDC (Multifamily Hsg.), Series A           5.500          11/01/2009      02/02/2009(c)    1,284,311
----------------------------------------------------------------------------------------------------------------------
  1,715,000   NYC HDC (Multifamily Hsg.), Series A           6.550          10/01/2015(s)   04/01/2003(b)    1,794,713
----------------------------------------------------------------------------------------------------------------------
    110,000   NYC HDC (Multifamily Hsg.), Series A           7.300          06/01/2010(s)   06/01/2001(b)      114,312
----------------------------------------------------------------------------------------------------------------------
    235,000   NYC HDC (Multifamily Hsg.), Series A           7.350          06/01/2019(s)   06/01/2001(b)      244,315
----------------------------------------------------------------------------------------------------------------------
  5,145,000   NYC HDC (Multifamily Hsg.), Series B           5.700          11/01/2013(s)   05/01/2005(b)    5,155,290
----------------------------------------------------------------------------------------------------------------------
  1,970,000   NYC HDC (Pass Through Certificate)(i)          6.500          09/20/2003      12/05/2002(c)    2,072,302
----------------------------------------------------------------------------------------------------------------------
    690,000   NYC HDC (South Bronx Cooperatives)             8.100          09/01/2023(s)   09/01/2000(b)      705,884
----------------------------------------------------------------------------------------------------------------------
  1,630,000   NYC HDC
              (South Williamsburg Cooperatives)              7.900          02/01/2023(s)   08/01/2000(b)    1,663,643
----------------------------------------------------------------------------------------------------------------------
  1,985,000   NYC IDA (Acme Architectural Products)          5.875          11/01/2009      10/23/2005(c)    1,843,807
----------------------------------------------------------------------------------------------------------------------
    850,000   NYC IDA (ALA Realty)                           7.000          12/01/2005      08/07/2003(c)      861,560
----------------------------------------------------------------------------------------------------------------------
  1,840,000   NYC IDA (American Airlines)                    6.900          08/01/2024      08/01/2004(b)    1,883,774
----------------------------------------------------------------------------------------------------------------------
    685,000   NYC IDA (Atlantic Veal & Lamb)                 7.250          12/01/2008      05/28/2005(c)      691,665
----------------------------------------------------------------------------------------------------------------------
  1,100,000   NYC IDA (Blood Center)                         6.800          05/01/2002      11/05/2001(c)    1,141,327
----------------------------------------------------------------------------------------------------------------------
    335,000   NYC IDA
              (Brooklyn Heights Montessori School)           7.500          01/01/2007      04/14/2004(c)      337,730
----------------------------------------------------------------------------------------------------------------------
    745,000   NYC IDA (Chardan Corp.)                        6.250          11/01/2008      07/16/2005(c)      734,197
----------------------------------------------------------------------------------------------------------------------
    615,000   NYC IDA (College of Aeronautics)               5.500          05/01/2012              --         594,963
----------------------------------------------------------------------------------------------------------------------
    450,000   NYC IDA (College of Aeronautics)               5.500          05/01/2013              --         431,379
----------------------------------------------------------------------------------------------------------------------
    360,000   NYC IDA (College of New Rochelle)              6.200          09/01/2010(s)   09/01/2005(b)      377,881
----------------------------------------------------------------------------------------------------------------------
    725,000   NYC IDA
              (Comprehensive Care Management)                5.750          11/01/2008      03/17/2005(c)      674,214
----------------------------------------------------------------------------------------------------------------------
    285,000   NYC IDA
              (Comprehensive Care Management)                5.750          11/01/2008      03/17/2005(c)      265,993
----------------------------------------------------------------------------------------------------------------------
    635,000   NYC IDA
              (Comprehensive Care Management)                7.250          12/01/2006      03/28/2004(c)      625,196
----------------------------------------------------------------------------------------------------------------------
    813,496   NYC IDA (Cummins Engine)                       6.500          03/01/2005      10/29/2003(c)      804,979
----------------------------------------------------------------------------------------------------------------------
    575,000   NYC IDA (Elmhurst Parking Garage)              7.400          07/30/2002      08/14/2001(c)      591,623
----------------------------------------------------------------------------------------------------------------------
    920,000   NYC IDA (Essie Cosmetics)                      5.500          11/01/2008      03/19/2005(c)      859,262
----------------------------------------------------------------------------------------------------------------------
     45,000   NYC IDA (Federation Protestant Welfare)        6.950          11/01/2011      11/01/2001(b)       46,875
----------------------------------------------------------------------------------------------------------------------
  1,660,000   NYC IDA (Friends Seminary School)              6.125          12/01/2007      09/26/2004(c)    1,654,555


21 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
-------------------------------------------------------------------------------
  Principal                                                                                  Effective      Market Value
     Amount                                                 Coupon            Maturity        Maturity*       See Note 1
------------------------------------------------------------------------------------------------------------------------
New York Continued

$ 1,320,000   NYC IDA (Gabrielli Truck Sales)                7.250%         12/01/2007      10/18/2004(c)    $ 1,320,700
------------------------------------------------------------------------------------------------------------------------
    590,000   NYC IDA (Good Shepherd Services)               5.125          06/01/2004      12/24/2002(c)        576,589
------------------------------------------------------------------------------------------------------------------------
 22,780,000   NYC IDA (Japan Airlines)                       6.000          11/01/2015(s)   07/13/2006(g)     23,594,613
------------------------------------------------------------------------------------------------------------------------
  1,170,000   NYC IDA (JBFS)                                 0.000          12/15/2002      12/30/2001(c)      1,169,356
------------------------------------------------------------------------------------------------------------------------
    435,000   NYC IDA (Julia Gray)                           6.500          11/01/2007      12/20/2004(c)        430,058
------------------------------------------------------------------------------------------------------------------------
    425,000   NYC IDA (Koenig Manufacturing)                 7.375          12/01/2010      09/23/2006(c)        429,917
------------------------------------------------------------------------------------------------------------------------
  1,220,000   NYC IDA (Little Red Schoolhouse)               5.750          11/01/2007      08/19/2004(c)      1,146,031
------------------------------------------------------------------------------------------------------------------------
    855,000   NYC IDA (MediSys Health Network)               5.750          03/15/2006      06/12/2004(c)        825,400
------------------------------------------------------------------------------------------------------------------------
    825,000   NYC IDA (Morrisons Pastry)                     5.750          11/01/2009      08/10/2004(c)        778,016
------------------------------------------------------------------------------------------------------------------------
  2,030,000   NYC IDA (NYC Outward Bound Center)             6.750          11/01/2010(s)   11/01/2001(b)      2,054,867
------------------------------------------------------------------------------------------------------------------------
    280,000   NYC IDA
              (Ohel Children's Home & Family Services)       7.125          03/15/2003      04/03/2002(c)        296,649
------------------------------------------------------------------------------------------------------------------------
  2,785,000   NYC IDA (Plaza Packaging)(i)                   7.650          12/01/2009(s)   12/01/2000(b)      2,847,662
------------------------------------------------------------------------------------------------------------------------
    695,000   NYC IDA (Precision Gear)                       5.875          11/01/2009      10/26/2005(c)        652,195
------------------------------------------------------------------------------------------------------------------------
    590,000   NYC IDA (Precision Gear)                       5.875          11/01/2009      10/10/2005(c)        553,662
------------------------------------------------------------------------------------------------------------------------
    195,000   NYC IDA (Precision Gear)                       6.500          11/01/2008      09/05/2005(c)        192,900
------------------------------------------------------------------------------------------------------------------------
    575,000   NYC IDA (Promotional Slideguide)               7.000          12/01/2005      08/18/2003(c)        578,910
------------------------------------------------------------------------------------------------------------------------
  2,515,000   NYC IDA
              (Special Needs Facilities Pooled Program)      5.950          07/01/2008      07/21/2004(c)      2,381,001
------------------------------------------------------------------------------------------------------------------------
    190,000   NYC IDA (Streamline Plastics)                  7.125          12/01/2005      08/27/2003(c)        191,569
------------------------------------------------------------------------------------------------------------------------
 23,070,000   NYC IDA
              (Terminal One Group Association)               6.000          01/01/2015(s)   01/01/2006(b)     23,463,574
------------------------------------------------------------------------------------------------------------------------
    215,000   NYC IDA
              (Terminal One Group Association)               6.000          01/01/2019(s)   01/01/2006(b)        216,449
------------------------------------------------------------------------------------------------------------------------
    300,000   NYC IDA
              (Terminal One Group Association)               6.100          01/01/2009(s)   01/01/2006(b)        309,378
------------------------------------------------------------------------------------------------------------------------
  1,235,000   NYC IDA (Ulano)                                6.250          11/01/2006      01/30/2004(c)      1,196,209
------------------------------------------------------------------------------------------------------------------------
    160,000   NYC IDA (United Nations School)                6.050          12/01/2005              --           165,315
------------------------------------------------------------------------------------------------------------------------
    170,000   NYC IDA (United Nations School)                6.100          12/01/2006              --           176,421
------------------------------------------------------------------------------------------------------------------------
    180,000   NYC IDA (United Nations School)                6.150          12/01/2007              --           187,429
------------------------------------------------------------------------------------------------------------------------
    500,000   NYC IDA (USTA National Tennis Center)          6.375          11/15/2014(s)   11/15/2004(b)        532,600
------------------------------------------------------------------------------------------------------------------------
  2,400,000   NYC IDA (Visy Paper)                           7.550          01/01/2005      02/18/2003(c)      2,437,968
------------------------------------------------------------------------------------------------------------------------
  4,000,000   NYC IDA (Visy Paper)                           7.800          01/01/2016(s)   01/01/2006(b)      4,188,360
------------------------------------------------------------------------------------------------------------------------
    585,000   NYC IDA (World Casing Corp.)                   5.950          11/01/2007      09/02/2004(c)        575,938
------------------------------------------------------------------------------------------------------------------------
     20,000   NYC Municipal Water Finance Authority          5.500          06/15/2019      10/29/2015(c)         19,415
------------------------------------------------------------------------------------------------------------------------
    855,000   NYC Municipal Water Finance Authority          5.750          06/15/2013      12/15/2000(a)        887,054
------------------------------------------------------------------------------------------------------------------------
     50,000   NYC Municipal Water Finance Authority          5.750          06/15/2013(s)   12/15/2000(a)         52,592
------------------------------------------------------------------------------------------------------------------------
     40,000   NYC Municipal Water Finance Authority          5.750          06/15/2018(s)   06/15/2004(b)         40,146
------------------------------------------------------------------------------------------------------------------------
  1,135,000   NYC Municipal Water Finance Authority          6.250          06/15/2021(s)   06/15/2001(b)      1,150,584
------------------------------------------------------------------------------------------------------------------------
     30,000   NYC Municipal Water Finance Authority          7.000          06/15/2015(s)   06/15/2001(a)         31,033
------------------------------------------------------------------------------------------------------------------------
     50,000   NYC Municipal Water Finance Authority          7.100          06/15/2012      06/15/2001(b)         51,572
------------------------------------------------------------------------------------------------------------------------
     40,000   NYC Municipal Water Finance Authority          7.100          06/15/2012(s)   06/15/2001(b)         41,258
------------------------------------------------------------------------------------------------------------------------
     25,000   NYC Public Hsg. Authority                      6.000          01/01/2004      01/01/2001(b)         25,384
------------------------------------------------------------------------------------------------------------------------
  1,840,000   NYS COP                                        7.625          03/01/2009(s)   08/06/2001(g)      1,931,522
------------------------------------------------------------------------------------------------------------------------
     30,000   NYS DA
              (Bishop Henry B. Hucles Nursing Home)          5.625          07/01/2018      11/11/2014(c)         28,852


22 | LIMITED TERM NEW YORK MUNICIPAL FUND


  Principal                                                                                  Effective      Market Value
     Amount                                                 Coupon            Maturity        Maturity*       See Note 1
------------------------------------------------------------------------------------------------------------------------
New York Continued

$   265,000   NYS DA (Brooklyn Law School)                   6.375%         07/01/2007(s)   07/01/2001(b)    $   274,967
------------------------------------------------------------------------------------------------------------------------
    125,000   NYS DA (Brooklyn Law School)                   6.400          07/01/2011(s)   07/01/2001(b)        129,544
------------------------------------------------------------------------------------------------------------------------
     15,000   NYS DA (City University)                       0.000          07/01/2004      09/25/2003(c)         12,061
------------------------------------------------------------------------------------------------------------------------
     60,000   NYS DA (City University)                       0.000          07/01/2004      09/25/2003(c)         48,191
------------------------------------------------------------------------------------------------------------------------
     35,000   NYS DA (City University)                       0.000          07/01/2005      11/25/2003(c)         26,280
------------------------------------------------------------------------------------------------------------------------
     75,000   NYS DA (City University)                       5.500          07/01/2012      08/09/2010(c)         75,016
------------------------------------------------------------------------------------------------------------------------
  1,900,000   NYS DA (City University)                       6.000          07/01/2010      07/01/2006(b)      1,980,180
------------------------------------------------------------------------------------------------------------------------
     70,000   NYS DA (City University)                       6.000          07/01/2016      01/05/2016(c)         70,006
------------------------------------------------------------------------------------------------------------------------
     25,000   NYS DA (College of St. Rose)                   6.000          07/01/2011(s)   07/01/2002(b)         25,928
------------------------------------------------------------------------------------------------------------------------
      5,000   NYS DA (Dept. of Health)                       5.500          07/01/2014              --             4,930
------------------------------------------------------------------------------------------------------------------------
     50,000   NYS DA (Dept. of Health)                       5.900          07/01/2009      07/01/2004(b)         51,590
------------------------------------------------------------------------------------------------------------------------
     25,000   NYS DA (Dept. of Health)                       7.400          07/01/2004      01/01/2001(b)         25,544
------------------------------------------------------------------------------------------------------------------------
     40,000   NYS DA (Jewish Geriatric)                      7.150          08/01/2014      08/01/2004(b)         43,400
------------------------------------------------------------------------------------------------------------------------
     50,000   NYS DA (Jewish Geriatric)                      7.350          08/01/2029      08/01/2004(b)         54,613
------------------------------------------------------------------------------------------------------------------------
     40,000   NYS DA (JGB Health Facilities)(i)              7.000          07/01/2009(s)   01/01/2001(b)         40,700
------------------------------------------------------------------------------------------------------------------------
  3,960,000   NYS DA (KMH Homes)                             6.950          08/01/2031      08/01/2001(b)      4,111,826
------------------------------------------------------------------------------------------------------------------------
     25,000   NYS DA (Manhattan College)                     6.500          07/01/2019(s)   07/01/2002(b)         25,702
------------------------------------------------------------------------------------------------------------------------
     20,000   NYS DA (Marist College)                        7.125          07/01/2010(s)   01/01/2001(b)         20,439
------------------------------------------------------------------------------------------------------------------------
  2,530,000   NYS DA (Miriam Osborn
              Memorial Home Association)                     6.875          07/01/2019(s)   07/01/2012(b)      2,736,625
------------------------------------------------------------------------------------------------------------------------
    885,000   NYS DA (Mount Sinai NYU
              Health Obligated Group)                        6.000          07/01/2013      07/01/2011(b)        909,762
------------------------------------------------------------------------------------------------------------------------
  3,000,000   NYS DA (Mount Sinai NYU
              Health Obligated Group)                        6.000          07/01/2014      07/01/2011(b)      3,069,120
------------------------------------------------------------------------------------------------------------------------
 14,540,000   NYS DA (Mount Sinai NYU
              Health Obligated Group)                        6.500          07/01/2015      07/01/2011(b)     15,487,281
------------------------------------------------------------------------------------------------------------------------
  3,730,000   NYS DA (Mount Sinai NYU
              Health Obligated Group)                        6.500          07/01/2016      07/01/2011(b)      3,954,210
------------------------------------------------------------------------------------------------------------------------
  5,000,000   NYS DA (Mount Sinai NYU
              Health Obligated Group)                        6.625          07/01/2019      07/01/2011(b)      5,280,000
------------------------------------------------------------------------------------------------------------------------
  4,750,000   NYS DA (Mount Sinai School of Medicine)        6.750          07/01/2009(s)   07/01/2001(b)      4,945,937
------------------------------------------------------------------------------------------------------------------------
    700,000   NYS DA (Mount Sinai School of Medicine)        6.750          07/01/2015(s)   07/01/2001(b)        727,433
------------------------------------------------------------------------------------------------------------------------
     70,000   NYS DA (New Hope Community)                    5.700          07/01/2017      08/24/2012(c)         69,736
------------------------------------------------------------------------------------------------------------------------
     50,000   NYS DA (Nursing Homes)                         5.500          07/01/2010(s)   07/01/2007(b)         50,216
------------------------------------------------------------------------------------------------------------------------
  1,325,000   NYS DA (Nyack Hospital)                        6.250          07/01/2013      05/10/2009(c)      1,252,814
------------------------------------------------------------------------------------------------------------------------
     10,000   NYS DA (NYS Association
              for Retarded Children)                         7.100          07/01/2003      01/01/2001(b)         10,121
------------------------------------------------------------------------------------------------------------------------
     25,000   NYS DA (NYS Association
              for Retarded Children)                         7.600          07/01/2018(s)   01/01/2001(b)         25,308
------------------------------------------------------------------------------------------------------------------------
     90,000   NYS DA (Park Ridge Hsg.)                       7.850          02/01/2029      08/01/2000(b)         91,091
------------------------------------------------------------------------------------------------------------------------
    920,000   NYS DA (Pooled Capital Program)                7.800          12/01/2005(s)   12/01/2000(b)        940,525
------------------------------------------------------------------------------------------------------------------------
     30,000   NYS DA (St. Francis G&H)                       7.375          08/01/2010      08/01/2000(b)         30,674
------------------------------------------------------------------------------------------------------------------------
     20,000   NYS DA (St. Vincent's Hospital)                5.750          08/01/2015(s)   08/01/2007(b)         20,260
------------------------------------------------------------------------------------------------------------------------
     25,000   NYS DA (St. Vincent's Hospital)                7.375          08/01/2011      08/01/2001(b)         26,189
------------------------------------------------------------------------------------------------------------------------
  1,150,000   NYS DA
              (State University Educational Facilities)      5.750          05/15/2010      05/15/2008(b)      1,188,490


23 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
-------------------------------------------------------------------------------
  Principal                                                                                  Effective      Market Value
     Amount                                                 Coupon            Maturity        Maturity*       See Note 1
------------------------------------------------------------------------------------------------------------------------
New York Continued

$   660,000   NYS DA
              (State University Educational Facilities)      6.000%         05/15/2017      11/15/2000(b)    $   660,125
------------------------------------------------------------------------------------------------------------------------
    165,000   NYS DA
              (State University Educational Facilities)      6.000          05/15/2017(s)   11/15/2000(b)        165,021
------------------------------------------------------------------------------------------------------------------------
    330,000   NYS DA (Suffolk County Judicial Facilities)    9.000          10/15/2001(s)   10/15/2000(b)        341,385
------------------------------------------------------------------------------------------------------------------------
     10,000   NYS DA (Suffolk County Judicial Facilities)    9.000          10/15/2001(s)   10/15/2000(b)         10,342
------------------------------------------------------------------------------------------------------------------------
    155,000   NYS DA (Suffolk County Judicial Facilities)    9.250          04/15/2006(s)   10/15/2000(b)        166,082
------------------------------------------------------------------------------------------------------------------------
     30,000   NYS DA (Suffolk County Judicial Facilities)    9.500          04/15/2014(s)   10/15/2000(b)         34,325
------------------------------------------------------------------------------------------------------------------------
    145,000   NYS DA (University of Rochester)               6.500          07/01/2009(s)   01/01/2001(b)        145,951
------------------------------------------------------------------------------------------------------------------------
     20,000   NYS DA (University of Rochester)               6.500          07/01/2009(s)   01/01/2001(b)         20,131
------------------------------------------------------------------------------------------------------------------------
     60,000   NYS DA (Upstate Community Colleges)            5.500          07/01/2014      10/05/2012(c)         58,995
------------------------------------------------------------------------------------------------------------------------
     55,000   NYS DA (Upstate Community Colleges)            5.625          07/01/2012(s)   07/01/2004(b)         55,706
------------------------------------------------------------------------------------------------------------------------
     35,000   NYS DA (Upstate Community Colleges)            5.875          07/01/2016(s)   07/01/2009(b)         35,341
------------------------------------------------------------------------------------------------------------------------
     20,000   NYS DA (WHELC)                                 5.800          02/01/2028              --            19,463
------------------------------------------------------------------------------------------------------------------------
    200,000   NYS EFC (Consolidated Water)                   7.150          11/01/2014(s)   11/01/2004(b)        205,128
------------------------------------------------------------------------------------------------------------------------
     20,000   NYS EFC (New Rochelle Water)                   6.400          12/01/2024      06/01/2002(b)         20,146
------------------------------------------------------------------------------------------------------------------------
     25,000   NYS EFC (NYS Water Services)                   6.600          03/15/2012      03/15/2001(b)         25,813
------------------------------------------------------------------------------------------------------------------------
  2,025,000   NYS EFC (NYS Water Services)                   6.700          09/15/2004      09/15/2000(b)      2,074,248
------------------------------------------------------------------------------------------------------------------------
    200,000   NYS EFC (NYS Water Services)                   6.850          03/15/2003      03/15/2001(b)        204,348
------------------------------------------------------------------------------------------------------------------------
  1,705,000   NYS EFC (NYS Water Services)                   6.875          06/15/2014(s)   11/15/2004(b)      1,829,653
------------------------------------------------------------------------------------------------------------------------
    810,000   NYS EFC (NYS Water Services)                   6.900          05/15/2015(s)   05/01/2004(g)        877,635
------------------------------------------------------------------------------------------------------------------------
    750,000   NYS EFC (NYS Water Services)                   6.900          11/15/2015(s)   11/15/2004(b)        812,625
------------------------------------------------------------------------------------------------------------------------
    210,000   NYS EFC (NYS Water Services)                   7.200          03/15/2011(s)   09/15/2000(b)        214,607
------------------------------------------------------------------------------------------------------------------------
    350,000   NYS EFC (NYS Water Services)                   7.500          03/15/2011(s)   09/15/2000(b)        354,294
------------------------------------------------------------------------------------------------------------------------
 14,415,000   NYS EFC (NYS Water Services)                   7.500          06/15/2012(s)   12/15/2000(b)     14,739,482
------------------------------------------------------------------------------------------------------------------------
     50,000   NYS EFC (State Park Infrastructure)            5.750          03/15/2013(s)   03/15/2004(b)         50,334
------------------------------------------------------------------------------------------------------------------------
 12,060,000   NYS ERDA (Brooklyn Union Gas)                  6.750          02/01/2024      05/06/200(b)      12,602,821
------------------------------------------------------------------------------------------------------------------------
 11,505,000   NYS ERDA (Brooklyn Union Gas)                  6.750          02/01/2024      05/12/2002(b)     12,062,647
------------------------------------------------------------------------------------------------------------------------
     15,000   NYS ERDA (Central Hudson G&E)                  6.250          06/01/2007(s)   12/01/2000(b)         15,014
------------------------------------------------------------------------------------------------------------------------
     25,000   NYS ERDA (Con Ed)                              6.375          12/01/2027      12/01/2001(b)         25,243
------------------------------------------------------------------------------------------------------------------------
    200,000   NYS ERDA (Con Ed)                              6.375          12/01/2027      12/01/2001(b)        203,448
------------------------------------------------------------------------------------------------------------------------
 11,745,000   NYS ERDA (Con Ed)                              6.750          01/15/2027      01/15/2001(b)     11,857,282
------------------------------------------------------------------------------------------------------------------------
 22,360,000   NYS ERDA (Con Ed)                              6.750          01/15/2027      01/15/2001(b)     22,785,958
------------------------------------------------------------------------------------------------------------------------
  9,400,000   NYS ERDA (Con Ed)                              6.750          01/15/2027      01/15/2001(b)      9,584,146
------------------------------------------------------------------------------------------------------------------------
 14,195,000   NYS ERDA (Con Ed)                              7.125          12/01/2029      12/01/2004(b)     15,312,714
------------------------------------------------------------------------------------------------------------------------
 30,275,000   NYS ERDA (Con Ed)                              7.500          01/01/2026      01/01/2001(b)     30,638,603
------------------------------------------------------------------------------------------------------------------------
  1,170,000   NYS ERDA (Con Ed)(i)                           7.500          01/01/2026      01/01/2001(b)      1,194,862
------------------------------------------------------------------------------------------------------------------------
  2,995,000   NYS ERDA (LILCO)                               6.900          08/01/2022      02/01/2002(b)      3,148,374
------------------------------------------------------------------------------------------------------------------------
  1,975,000   NYS ERDA (LILCO)                               7.150          09/01/2019      06/15/2002(b)      2,062,492
------------------------------------------------------------------------------------------------------------------------
 12,750,000   NYS ERDA (LILCO)                               7.150          06/01/2020      06/15/2002(b)     13,314,825
------------------------------------------------------------------------------------------------------------------------
    680,000   NYS ERDA (LILCO)                               7.150          12/01/2020      06/15/2002(b)        710,124
------------------------------------------------------------------------------------------------------------------------
     15,000   NYS ERDA (LILCO)                               7.150          02/01/2022      06/15/2002(a)         15,914
------------------------------------------------------------------------------------------------------------------------
    920,000   NYS ERDA (LILCO)                               7.150          02/01/2022      06/15/2002(b)        960,756
------------------------------------------------------------------------------------------------------------------------
 17,000,000   NYS ERDA (NIMO)                                6.625          10/01/2013      10/01/2001(b)     17,696,830
------------------------------------------------------------------------------------------------------------------------
  3,575,000   NYS ERDA (RG&E)                                6.500          05/15/2032      05/15/2002(b)      3,645,928


24 | LIMITED TERM NEW YORK MUNICIPAL FUND


  Principal                                                                                  Effective      Market Value
     Amount                                                 Coupon            Maturity        Maturity*       See Note 1
------------------------------------------------------------------------------------------------------------------------
New York Continued

$10,975,000   NYS GO                                         6.125%         06/15/2014(s)   06/15/2006(b)    $11,457,790
------------------------------------------------------------------------------------------------------------------------
     40,000   NYS GO                                         6.600          12/01/2014      12/01/2000(b)         40,725
------------------------------------------------------------------------------------------------------------------------
     80,000   NYS HFA (Children's Rescue)                    7.400          11/01/2000              --            80,182
------------------------------------------------------------------------------------------------------------------------
     65,000   NYS HFA (Children's Rescue)                    7.500          05/01/2001              --            65,355
------------------------------------------------------------------------------------------------------------------------
    140,000   NYS HFA (Children's Rescue)                    7.500          11/01/2001              --           141,212
------------------------------------------------------------------------------------------------------------------------
    114,000   NYS HFA (General Hsg.)                         6.500          11/01/2003              --           116,426
------------------------------------------------------------------------------------------------------------------------
     10,000   NYS HFA (General Hsg.)                         6.600          11/01/2005      11/01/2000(b)         10,214
------------------------------------------------------------------------------------------------------------------------
     30,000   NYS HFA (General Hsg.)                         6.600          11/01/2006      11/01/2000(b)         30,641
------------------------------------------------------------------------------------------------------------------------
  1,435,000   NYS HFA (Health Facility)                      6.000          05/01/2007              --         1,491,439
------------------------------------------------------------------------------------------------------------------------
  2,165,000   NYS HFA (Health Facility)                      6.000          05/01/2008      05/01/2006(b)      2,251,816
------------------------------------------------------------------------------------------------------------------------
  1,530,000   NYS HFA (HELP-Bronx Hsg.)                      8.050          11/01/2005(s)   11/01/2000(b)      1,562,375
------------------------------------------------------------------------------------------------------------------------
     15,000   NYS HFA (HELP-Westchester Hsg.)                7.550          11/01/2002      11/01/2000(b)         15,021
------------------------------------------------------------------------------------------------------------------------
      5,000   NYS HFA (Hospital & Nursing Home)              5.500          11/01/2005      11/01/2000(a)          5,138
------------------------------------------------------------------------------------------------------------------------
      5,000   NYS HFA (Hospital & Nursing Home)              5.500          11/01/2012      11/01/2000(a)          5,073
------------------------------------------------------------------------------------------------------------------------
     15,000   NYS HFA (Hospital & Nursing Home)              5.875          11/01/2010      11/01/2000(a)         15,739
------------------------------------------------------------------------------------------------------------------------
     10,000   NYS HFA (Hospital & Nursing Home)              5.875          11/01/2011      11/01/2000(a)         10,471
------------------------------------------------------------------------------------------------------------------------
      5,000   NYS HFA (Hospital & Nursing Home)              5.900          11/01/2003      11/01/2000(a)          5,157
------------------------------------------------------------------------------------------------------------------------
     30,000   NYS HFA (Hospital & Nursing Home)              5.900          11/01/2005      11/01/2000(a)         31,298
------------------------------------------------------------------------------------------------------------------------
      5,000   NYS HFA (Hospital & Nursing Home)              5.900          11/01/2010      11/01/2000(a)          5,256
------------------------------------------------------------------------------------------------------------------------
     35,000   NYS HFA (Hospital & Nursing Home)              6.000          11/01/2014      11/01/2000(b)         36,664
------------------------------------------------------------------------------------------------------------------------
     10,000   NYS HFA (Hospital & Nursing Home)              6.375          11/01/2001              --            10,249
------------------------------------------------------------------------------------------------------------------------
     10,000   NYS HFA (Hospital & Nursing Home)              6.875          11/01/2004      11/01/2000(a)         10,754
------------------------------------------------------------------------------------------------------------------------
      5,000   NYS HFA (Hospital & Nursing Home)              6.875          11/01/2005      11/01/2000(a)          5,456
------------------------------------------------------------------------------------------------------------------------
    480,000   NYS HFA (Hospital & Nursing Home)              6.875          11/01/2007      11/01/2000(a)        514,056
------------------------------------------------------------------------------------------------------------------------
      5,000   NYS HFA (Hospital & Nursing Home)              6.875          11/01/2009      11/01/2000(a)          5,634
------------------------------------------------------------------------------------------------------------------------
      3,000   NYS HFA (Hospital & Nursing Home)              6.875          11/01/2010      11/01/2000(a)          3,396
------------------------------------------------------------------------------------------------------------------------
    590,000   NYS HFA (Hospital & Nursing Home)              7.000          11/01/2017      11/01/2000(a)        666,269
------------------------------------------------------------------------------------------------------------------------
     75,000   NYS HFA (Meadow Manor)                         7.750          11/01/2019(s)   11/01/2000(b)         75,169
------------------------------------------------------------------------------------------------------------------------
    210,000   NYS HFA
              (Monroe County Health Facilities)              7.625          05/01/2005(s)   10/01/2000(b)        216,140
------------------------------------------------------------------------------------------------------------------------
    420,000   NYS HFA (Multifamily Hsg.)                     0.000          11/01/2009      11/01/2006(b)        248,980
------------------------------------------------------------------------------------------------------------------------
     10,000   NYS HFA (Multifamily Hsg.)                     0.000          11/01/2010      11/01/2006(b)          5,576
------------------------------------------------------------------------------------------------------------------------
    200,000   NYS HFA (Multifamily Hsg.)                     0.000          11/01/2011      11/01/2006(b)        104,950
------------------------------------------------------------------------------------------------------------------------
  1,730,000   NYS HFA (Multifamily Hsg.)                     0.000          11/01/2012      11/01/2006(b)        845,364
------------------------------------------------------------------------------------------------------------------------
    130,000   NYS HFA (Multifamily Hsg.)                     0.000          11/01/2013      11/01/2006(b)         59,171
------------------------------------------------------------------------------------------------------------------------
     25,000   NYS HFA (Multifamily Hsg.)                     6.000          08/15/2003              --            25,076
------------------------------------------------------------------------------------------------------------------------
  1,000,000   NYS HFA (Multifamily Hsg.)                     6.100          08/15/2016(s)   08/15/2008(b)      1,003,720
------------------------------------------------------------------------------------------------------------------------
     35,000   NYS HFA (Multifamily Hsg.)                     6.200          08/15/2012(s)   08/15/2002(b)         35,839
------------------------------------------------------------------------------------------------------------------------
  2,940,000   NYS HFA (Multifamily Hsg.)                     6.250          08/15/2014(s)   08/15/2004(b)      3,025,436
------------------------------------------------------------------------------------------------------------------------
    150,000   NYS HFA (Multifamily Hsg.)                     6.250          08/15/2023(s)   08/15/2002(b)        152,268
------------------------------------------------------------------------------------------------------------------------
  1,000,000   NYS HFA (Multifamily Hsg.)                     6.450          08/15/2014(s)   08/15/2002(b)      1,025,300
------------------------------------------------------------------------------------------------------------------------
  2,500,000   NYS HFA (Multifamily Hsg.)                     6.625          08/15/2012      02/15/2003(b)      2,533,925
------------------------------------------------------------------------------------------------------------------------
    350,000   NYS HFA (Multifamily Hsg.)                     6.850          11/01/2019(s)   11/01/2004(b)        368,085
------------------------------------------------------------------------------------------------------------------------
     30,000   NYS HFA (Multifamily Hsg.)                     6.900          08/15/2007(s)   08/15/2002(b)         31,247


25 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
-------------------------------------------------------------------------------
  Principal                                                                                  Effective      Market Value
     Amount                                                 Coupon            Maturity        Maturity*       See Note 1
------------------------------------------------------------------------------------------------------------------------
New York Continued

$   200,000   NYS HFA (Multifamily Hsg.)                     6.950%         08/15/2012(s)   08/15/2002(b)     $  209,166
------------------------------------------------------------------------------------------------------------------------
  1,845,000   NYS HFA (Multifamily Hsg.)                     6.950          08/15/2024(s)   07/26/2002(g)      1,855,922
------------------------------------------------------------------------------------------------------------------------
     20,000   NYS HFA (Multifamily Hsg.)                     7.000          08/15/2022      08/15/2002(b)         20,875
------------------------------------------------------------------------------------------------------------------------
  1,000,000   NYS HFA (Multifamily Hsg.)                     7.000          08/15/2023(s)   08/15/2001(b)      1,031,000
------------------------------------------------------------------------------------------------------------------------
    255,000   NYS HFA (Multifamily Hsg.)                     7.100          08/15/2035(s)   08/15/2001(b)        263,685
------------------------------------------------------------------------------------------------------------------------
     40,000   NYS HFA (Multifamily Hsg.)                     7.300          11/01/2004      11/01/2000(b)         40,430
------------------------------------------------------------------------------------------------------------------------
    399,000   NYS HFA (Multifamily Hsg.)                     7.450          11/01/2028(s)   11/01/2000(b)        407,674
------------------------------------------------------------------------------------------------------------------------
  2,020,000   NYS HFA (Multifamily Hsg.)                     7.750          11/01/2020(s)   11/01/2000(b)      2,072,116
------------------------------------------------------------------------------------------------------------------------
    460,000   NYS HFA (Multifamily Hsg.)                     8.000          11/01/2008(s)   11/01/2000(b)        472,342
------------------------------------------------------------------------------------------------------------------------
     20,000   NYS HFA (Multifamily Hsg.)                     8.300          05/15/2005(s)   11/01/2000(b)         20,065
------------------------------------------------------------------------------------------------------------------------
      5,000   NYS HFA (Nonprofit Hsg.)                       6.000          11/01/2012      11/01/2000(b)          5,104
------------------------------------------------------------------------------------------------------------------------
     45,000   NYS HFA (Nonprofit Hsg.)                       6.200          11/01/2004      11/01/2000(b)         45,959
------------------------------------------------------------------------------------------------------------------------
     10,000   NYS HFA (Nonprofit Hsg.)                       6.200          11/01/2005      11/01/2000(b)         10,214
------------------------------------------------------------------------------------------------------------------------
     10,000   NYS HFA (Nonprofit Hsg.)                       6.200          11/01/2006      11/01/2000(b)         10,214
------------------------------------------------------------------------------------------------------------------------
     20,000   NYS HFA (Nonprofit Hsg.)                       6.200          11/01/2007      11/01/2000(b)         20,428
------------------------------------------------------------------------------------------------------------------------
     45,000   NYS HFA (Nonprofit Hsg.)                       6.200          11/01/2008      11/01/2000(b)         45,951
------------------------------------------------------------------------------------------------------------------------
     10,000   NYS HFA (Nonprofit Hsg.)                       6.200          11/01/2009      11/01/2000(b)         10,216
------------------------------------------------------------------------------------------------------------------------
     80,000   NYS HFA (Nonprofit Hsg.)                       6.200          11/01/2011      11/01/2000(b)         81,710
------------------------------------------------------------------------------------------------------------------------
     60,000   NYS HFA (Nonprofit Hsg.)                       6.200          11/01/2012      11/01/2000(b)         61,282
------------------------------------------------------------------------------------------------------------------------
     10,000   NYS HFA (Nonprofit Hsg.)                       6.200          11/01/2013      11/01/2000(b)         10,214
------------------------------------------------------------------------------------------------------------------------
     40,000   NYS HFA (Nonprofit Hsg.)                       6.400          11/01/2000              --            40,254
------------------------------------------------------------------------------------------------------------------------
     20,000   NYS HFA (Nonprofit Hsg.)                       6.400          11/01/2002      11/01/2000(b)         20,431
------------------------------------------------------------------------------------------------------------------------
     30,000   NYS HFA (Nonprofit Hsg.)                       6.400          11/01/2004      11/01/2000(b)         30,636
------------------------------------------------------------------------------------------------------------------------
    145,000   NYS HFA (Nonprofit Hsg.)                       6.400          11/01/2005      11/01/2000(b)        148,151
------------------------------------------------------------------------------------------------------------------------
     20,000   NYS HFA (Nonprofit Hsg.)                       6.400          11/01/2006      11/01/2000(b)         20,423
------------------------------------------------------------------------------------------------------------------------
     35,000   NYS HFA (Nonprofit Hsg.)                       6.400          11/01/2008      11/01/2000(b)         35,754
------------------------------------------------------------------------------------------------------------------------
     80,000   NYS HFA (Nonprofit Hsg.)                       6.400          11/01/2009      11/01/2001(b)         81,691
------------------------------------------------------------------------------------------------------------------------
      5,000   NYS HFA (Nonprofit Hsg.)                       6.400          11/01/2011      11/01/2000(b)          5,106
------------------------------------------------------------------------------------------------------------------------
     10,000   NYS HFA (Nonprofit Hsg.)                       6.400          11/01/2013      11/01/2000(b)         10,211
------------------------------------------------------------------------------------------------------------------------
      5,000   NYS HFA (Nonprofit Hsg.)                       6.500          11/01/2000              --             5,028
------------------------------------------------------------------------------------------------------------------------
     15,000   NYS HFA (Nonprofit Hsg.)                       6.500          11/01/2001              --            15,324
------------------------------------------------------------------------------------------------------------------------
     60,000   NYS HFA (Nonprofit Hsg.)                       6.500          11/01/2002              --            61,265
------------------------------------------------------------------------------------------------------------------------
      5,000   NYS HFA (Nonprofit Hsg.)                       6.500          11/01/2003              --             5,106
------------------------------------------------------------------------------------------------------------------------
     25,000   NYS HFA (Nonprofit Hsg.)                       6.600          11/01/2000              --            25,149
------------------------------------------------------------------------------------------------------------------------
     35,000   NYS HFA (Nonprofit Hsg.)                       6.600          11/01/2001              --            35,746
------------------------------------------------------------------------------------------------------------------------
     10,000   NYS HFA (Nonprofit Hsg.)                       6.600          11/01/2002      11/01/2000(b)         10,212
------------------------------------------------------------------------------------------------------------------------
    230,000   NYS HFA (Nonprofit Hsg.)                       6.600          11/01/2003              --           234,915
------------------------------------------------------------------------------------------------------------------------
     75,000   NYS HFA (Nonprofit Hsg.)                       6.600          11/01/2005      11/01/2000(b)         76,603
------------------------------------------------------------------------------------------------------------------------
     50,000   NYS HFA (Nonprofit Hsg.)                       6.600          11/01/2005      11/01/2000(b)         51,069
------------------------------------------------------------------------------------------------------------------------
     45,000   NYS HFA (Nonprofit Hsg.)                       6.600          11/01/2006      11/01/2000(b)         45,962
------------------------------------------------------------------------------------------------------------------------
     15,000   NYS HFA (Nonprofit Hsg.)                       6.600          11/01/2006      11/01/2000(b)         15,321
------------------------------------------------------------------------------------------------------------------------
    180,000   NYS HFA (Nonprofit Hsg.)                       6.600          11/01/2007      11/01/2000(b)        183,847
------------------------------------------------------------------------------------------------------------------------
    115,000   NYS HFA (Nonprofit Hsg.)                       6.600          11/01/2007      11/01/2000(b)        117,458
------------------------------------------------------------------------------------------------------------------------
     25,000   NYS HFA (Nonprofit Hsg.)                       6.600          11/01/2008      11/01/2000(b)         25,534


26 | LIMITED TERM NEW YORK MUNICIPAL FUND


  Principal                                                                                  Effective    Market Value
     Amount                                                 Coupon            Maturity        Maturity*     See Note 1
----------------------------------------------------------------------------------------------------------------------
New York Continued

$    70,000   NYS HFA (Nonprofit Hsg.)                       6.600%         11/01/2008      11/01/2000(b)   $   71,715
----------------------------------------------------------------------------------------------------------------------
     10,000   NYS HFA (Nonprofit Hsg.)                       6.600          11/01/2009      11/01/2000(b)       10,214
----------------------------------------------------------------------------------------------------------------------
     20,000   NYS HFA (Nonprofit Hsg.)                       6.600          11/01/2009      11/01/2000(b)       20,427
----------------------------------------------------------------------------------------------------------------------
     20,000   NYS HFA (Nonprofit Hsg.)                       6.600          11/01/2010      11/01/2000(b)       20,427
----------------------------------------------------------------------------------------------------------------------
     65,000   NYS HFA (Nonprofit Hsg.)                       6.600          11/01/2011      11/01/2003(b)       66,389
----------------------------------------------------------------------------------------------------------------------
      5,000   NYS HFA (Nonprofit Hsg.)                       6.600          11/01/2011      11/01/2000(b)        5,107
----------------------------------------------------------------------------------------------------------------------
     25,000   NYS HFA (Nonprofit Hsg.)                       6.600          11/01/2012      11/01/2000(b)       25,534
----------------------------------------------------------------------------------------------------------------------
     25,000   NYS HFA (Nonprofit Hsg.)                       6.600          11/01/2013      11/01/2000(b)       25,534
----------------------------------------------------------------------------------------------------------------------
     10,000   NYS HFA (Nonprofit Hsg.)                       6.750          11/01/2000              --          10,064
----------------------------------------------------------------------------------------------------------------------
     20,000   NYS HFA (Nonprofit Hsg.)                       6.750          11/01/2001      11/01/2000(b)       20,430
----------------------------------------------------------------------------------------------------------------------
    100,000   NYS HFA (Nonprofit Hsg.)                       6.750          11/01/2004      11/01/2000(b)      102,490
----------------------------------------------------------------------------------------------------------------------
      5,000   NYS HFA (Nonprofit Hsg.)                       6.750          11/01/2005      11/01/2000(b)        5,107
----------------------------------------------------------------------------------------------------------------------
     25,000   NYS HFA (Nonprofit Hsg.)                       6.750          11/01/2007      11/01/2000(b)       25,537
----------------------------------------------------------------------------------------------------------------------
      5,000   NYS HFA (Nonprofit Hsg.)                       6.750          11/01/2008      11/01/2000(b)        5,107
----------------------------------------------------------------------------------------------------------------------
     40,000   NYS HFA (Nonprofit Hsg.)                       6.750          11/01/2009      11/01/2000(b)       40,860
----------------------------------------------------------------------------------------------------------------------
     45,000   NYS HFA (Nonprofit Hsg.)                       6.750          11/01/2010      11/01/2003(b)       45,967
----------------------------------------------------------------------------------------------------------------------
  1,420,000   NYS HFA (Nonprofit Hsg.)                       6.750          11/01/2011      11/01/2000(b)    1,458,170
----------------------------------------------------------------------------------------------------------------------
     30,000   NYS HFA (Nonprofit Hsg.)                       6.750          11/01/2012      11/01/2000(b)       30,644
----------------------------------------------------------------------------------------------------------------------
     61,000   NYS HFA (Nonprofit Hsg.)                       6.875          11/01/2010      11/01/2000(b)       61,766
----------------------------------------------------------------------------------------------------------------------
    195,000   NYS HFA (Phillips Village)                     6.700          02/15/2002              --         197,408
----------------------------------------------------------------------------------------------------------------------
    250,000   NYS HFA (Phillips Village)                     6.700          08/15/2002              --         253,988
----------------------------------------------------------------------------------------------------------------------
    175,000   NYS HFA (Phillips Village)                     6.900          02/15/2004              --         178,385
----------------------------------------------------------------------------------------------------------------------
     85,000   NYS HFA (Phillips Village)                     6.900          08/15/2004              --          86,844
----------------------------------------------------------------------------------------------------------------------
    105,000   NYS HFA (Service Contract)                     5.625          09/15/2013(s)   09/15/2005(b)      105,272
----------------------------------------------------------------------------------------------------------------------
    175,000   NYS HFA (Service Contract)                     5.875          03/15/2011(s)   09/15/2005(b)      178,754
----------------------------------------------------------------------------------------------------------------------
  6,040,000   NYS HFA (Service Contract)                     5.875          09/15/2014(s)   09/15/2005(b)    6,114,896
----------------------------------------------------------------------------------------------------------------------
    395,000   NYS HFA (Simeon Dewitt)                        8.000          11/01/2018(s)   11/01/2000(b)      397,315
----------------------------------------------------------------------------------------------------------------------
    125,000   NYS HFA, Series A                              6.100          11/01/2015(s)   05/01/2008(b)      128,034
----------------------------------------------------------------------------------------------------------------------
      5,000   NYS LGAC                                       5.375          04/01/2014      05/08/2012(c)        4,952
----------------------------------------------------------------------------------------------------------------------
     50,000   NYS LGAC                                       6.000          04/01/2018      04/01/2002(a)       52,150
----------------------------------------------------------------------------------------------------------------------
    665,000   NYS LGSC (SCSB)                                6.375          12/15/2009      12/03/2005(c)      647,976
----------------------------------------------------------------------------------------------------------------------
      5,000   NYS Medcare (AOFMH)                            6.500          11/01/2019      11/01/2001(b)        5,227
----------------------------------------------------------------------------------------------------------------------
    500,000   NYS Medcare (Beth Israel Medical Center)       7.000          11/01/2001              --         496,995
----------------------------------------------------------------------------------------------------------------------
    335,000   NYS Medcare (Beth Israel Medical Center)       7.400          11/01/2004(s)   11/01/2000(b)      338,236
----------------------------------------------------------------------------------------------------------------------
    950,000   NYS Medcare (Beth Israel Medical Center)(i)    7.125          11/01/2006      12/20/2004(c)      921,947
----------------------------------------------------------------------------------------------------------------------
    545,000   NYS Medcare (Beth Israel Medical Center)(i)    7.200          11/01/2014      09/12/2011(c)      509,433
----------------------------------------------------------------------------------------------------------------------
     20,000   NYS Medcare (Buffalo General Hospital)         6.000          08/15/2014(s)   08/15/2006(b)       20,549
----------------------------------------------------------------------------------------------------------------------
     35,000   NYS Medcare (Buffalo General Hospital)         6.125          08/15/2024      08/15/2006(b)       35,456
----------------------------------------------------------------------------------------------------------------------
     10,000   NYS Medcare (Central Suffolk Hospital)         5.875          11/01/2005      12/12/2003(c)        9,601
----------------------------------------------------------------------------------------------------------------------
  2,335,000   NYS Medcare (Hospital & Nursing Home)         10.000          11/01/2006(s)   11/01/2000(b)    2,461,090
----------------------------------------------------------------------------------------------------------------------
     95,000   NYS Medcare (Hospital & Nursing Home)          5.650          08/15/2013      08/15/2005(b)       96,388
----------------------------------------------------------------------------------------------------------------------
    320,000   NYS Medcare (Hospital & Nursing Home)          5.750          02/15/2005              --         321,728
----------------------------------------------------------------------------------------------------------------------
  3,780,000   NYS Medcare (Hospital & Nursing Home)          5.950          08/15/2009      08/15/2002(b)    3,870,796
----------------------------------------------------------------------------------------------------------------------
    755,000   NYS Medcare (Hospital & Nursing Home)          6.125          02/15/2014(s)   02/15/2004(b)      784,739


27 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
-------------------------------------------------------------------------------
  Principal                                                                                  Effective    Market Value
     Amount                                                 Coupon            Maturity        Maturity*     See Note 1
----------------------------------------------------------------------------------------------------------------------
New York Continued

$ 2,600,000   NYS Medcare (Hospital & Nursing Home)          6.125%         02/15/2014(s)   02/15/2006(b)   $2,667,158
----------------------------------------------------------------------------------------------------------------------
     25,000   NYS Medcare (Hospital & Nursing Home)          6.125          02/15/2015(s)   02/15/2006(b)       25,825
----------------------------------------------------------------------------------------------------------------------
     10,000   NYS Medcare (Hospital & Nursing Home)          6.150          02/15/2002      08/15/2000(b)       10,247
----------------------------------------------------------------------------------------------------------------------
  3,000,000   NYS Medcare (Hospital & Nursing Home)          6.200          08/15/2013(s)   02/15/2005(b)    3,099,060
----------------------------------------------------------------------------------------------------------------------
    180,000   NYS Medcare (Hospital & Nursing Home)          6.200          08/15/2022      08/15/2002(b)      182,448
----------------------------------------------------------------------------------------------------------------------
    200,000   NYS Medcare (Hospital & Nursing Home)          6.250          08/15/2012(s)   08/15/2004(b)      211,450
----------------------------------------------------------------------------------------------------------------------
    100,000   NYS Medcare (Hospital & Nursing Home)          6.250          02/15/2015      08/15/2005(b)      104,334
----------------------------------------------------------------------------------------------------------------------
  6,880,000   NYS Medcare (Hospital & Nursing Home)          6.400          08/15/2014      08/15/2006(b)    6,919,422
----------------------------------------------------------------------------------------------------------------------
     75,000   NYS Medcare (Hospital & Nursing Home)          6.400          11/01/2014(s)   05/01/2002(b)       78,304
----------------------------------------------------------------------------------------------------------------------
    570,000   NYS Medcare (Hospital & Nursing Home)          6.500          08/15/2012(s)   08/15/2002(b)      596,021
----------------------------------------------------------------------------------------------------------------------
    715,000   NYS Medcare (Hospital & Nursing Home)          6.500          02/15/2019(s)   02/15/2004(b)      746,725
----------------------------------------------------------------------------------------------------------------------
     25,000   NYS Medcare (Hospital & Nursing Home)          6.550          08/15/2012      08/15/2002(b)       26,207
----------------------------------------------------------------------------------------------------------------------
  1,555,000   NYS Medcare (Hospital & Nursing Home)          6.850          02/15/2012(s)   02/15/2002(b)    1,625,333
----------------------------------------------------------------------------------------------------------------------
  2,615,000   NYS Medcare (Hospital & Nursing Home)          6.875          02/15/2032      02/15/2002(b)    2,732,100
----------------------------------------------------------------------------------------------------------------------
     25,000   NYS Medcare (Hospital & Nursing Home)          7.200          11/01/2000              --          25,223
----------------------------------------------------------------------------------------------------------------------
    685,000   NYS Medcare (Hospital & Nursing Home)          7.200          11/01/2001      11/01/2000(b)      693,179
----------------------------------------------------------------------------------------------------------------------
     85,000   NYS Medcare (Hospital & Nursing Home)          7.250          11/01/2002      11/01/2000(b)       86,018
----------------------------------------------------------------------------------------------------------------------
    395,000   NYS Medcare (Hospital & Nursing Home)          7.250          11/01/2003      11/01/2000(b)      399,732
----------------------------------------------------------------------------------------------------------------------
     20,000   NYS Medcare (Hospital & Nursing Home)          7.300          08/15/2011      08/15/2001(b)       20,625
----------------------------------------------------------------------------------------------------------------------
     70,000   NYS Medcare (Hospital & Nursing Home)          7.300          08/15/2011      08/15/2001(b)       73,171
----------------------------------------------------------------------------------------------------------------------
    320,000   NYS Medcare (Hospital & Nursing Home)          7.350          02/15/2029      08/15/2000(b)      327,005
----------------------------------------------------------------------------------------------------------------------
     95,000   NYS Medcare (Hospital & Nursing Home)          7.350          02/15/2029      08/15/2000(b)       97,088
----------------------------------------------------------------------------------------------------------------------
  1,825,000   NYS Medcare (Hospital & Nursing Home)          7.400          11/01/2016(s)   11/01/2000(b)    1,865,150
----------------------------------------------------------------------------------------------------------------------
  6,440,000   NYS Medcare (Hospital & Nursing Home)          7.450          08/15/2031      08/15/2001(a)    6,729,993
----------------------------------------------------------------------------------------------------------------------
    240,000   NYS Medcare (Hospital & Nursing Home)          8.625          02/15/2006      08/15/2000(b)      240,742
----------------------------------------------------------------------------------------------------------------------
    605,000   NYS Medcare (Hospital & Nursing Home)          9.375          11/01/2016(s)   11/01/2000(b)      625,467
----------------------------------------------------------------------------------------------------------------------
    115,000   NYS Medcare (Hospital & Nursing Home)(i)       7.100          11/01/2000              --         115,865
----------------------------------------------------------------------------------------------------------------------
    825,000   NYS Medcare (Hospital & Nursing Home)(i)       9.000          02/15/2026      08/15/2000(b)      845,625
----------------------------------------------------------------------------------------------------------------------
  1,915,000   NYS Medcare (Huntington Hospital)              6.500          11/01/2014      08/29/2011(c)    1,865,229
----------------------------------------------------------------------------------------------------------------------
  1,060,000   NYS Medcare (Insured Mortgage Nursing)         6.500          11/01/2015      11/01/2004(b)    1,114,526
----------------------------------------------------------------------------------------------------------------------
  1,865,000   NYS Medcare (Long Term Health Care)            6.450          11/01/2014(s)   05/01/2002(b)    1,948,776
----------------------------------------------------------------------------------------------------------------------
    130,000   NYS Medcare (Long Term Health Care)            6.800          11/01/2014(s)   05/01/2002(b)      136,510
----------------------------------------------------------------------------------------------------------------------
    130,000   NYS Medcare (Long Term Health Care)            7.100          11/01/2012(s)   05/01/2001(b)      134,882
----------------------------------------------------------------------------------------------------------------------
    235,000   NYS Medcare (Long Term Health Care)            7.300          11/01/2005(s)   11/01/2000(b)      240,217
----------------------------------------------------------------------------------------------------------------------
      5,000   NYS Medcare (Mental Health)                    0.000          08/15/2001              --           4,731
----------------------------------------------------------------------------------------------------------------------
      5,000   NYS Medcare (Mental Health)                    0.000          02/15/2003      08/15/2000(b)        4,294
----------------------------------------------------------------------------------------------------------------------
      5,000   NYS Medcare (Mental Health)                    0.000          08/15/2003      08/15/2000(b)        4,139
----------------------------------------------------------------------------------------------------------------------
     75,000   NYS Medcare (Mental Health)                    5.550          08/15/2001      08/15/2000(b)       75,044
----------------------------------------------------------------------------------------------------------------------
     10,000   NYS Medcare (Mental Health)                    5.700          02/15/2003      08/15/2000(b)       10,007
----------------------------------------------------------------------------------------------------------------------
     35,000   NYS Medcare (Mental Health)                    6.000          02/15/2011(s)   08/15/2000(b)       35,034
----------------------------------------------------------------------------------------------------------------------
      5,000   NYS Medcare (Mental Health)                    6.100          08/15/2013(s)   08/15/2002(b)        5,217
----------------------------------------------------------------------------------------------------------------------
     70,000   NYS Medcare (Mental Health)                    6.375          08/15/2014(s)   08/15/2004(b)       73,413
----------------------------------------------------------------------------------------------------------------------
    120,000   NYS Medcare (Mental Health)                    6.375          08/15/2014      08/15/2004(a)      129,408
----------------------------------------------------------------------------------------------------------------------
      5,000   NYS Medcare (Mental Health)                    6.375          08/15/2014      08/15/2004(b)        5,305


28 | LIMITED TERM NEW YORK MUNICIPAL FUND


  Principal                                                                                  Effective    Market Value
     Amount                                                 Coupon            Maturity        Maturity*     See Note 1
----------------------------------------------------------------------------------------------------------------------
New York Continued

$    60,000   NYS Medcare (Mental Health)                    6.375%         08/15/2017(s)   02/15/2002(b)   $   62,419
----------------------------------------------------------------------------------------------------------------------
      5,000   NYS Medcare (Mental Health)                    6.500          08/15/2024      08/15/2004(a)        5,218
----------------------------------------------------------------------------------------------------------------------
     85,000   NYS Medcare (Mental Health)                    6.850          08/15/2000              --          85,218
----------------------------------------------------------------------------------------------------------------------
     45,000   NYS Medcare (Mental Health)                    7.000          02/15/2001              --          45,630
----------------------------------------------------------------------------------------------------------------------
      5,000   NYS Medcare (Mental Health)                    7.100          02/15/2002      08/15/2000(b)        5,109
----------------------------------------------------------------------------------------------------------------------
     50,000   NYS Medcare (Mental Health)                    7.200          08/15/2000              --          50,149
----------------------------------------------------------------------------------------------------------------------
     10,000   NYS Medcare (Mental Health)                    7.200          02/15/2004      08/15/2000(b)       10,219
----------------------------------------------------------------------------------------------------------------------
      5,000   NYS Medcare (Mental Health)                    7.300          08/15/2010(s)   08/15/2000(b)        5,110
----------------------------------------------------------------------------------------------------------------------
     50,000   NYS Medcare (Mental Health)                    7.300          02/15/2021(s)   08/15/2001(b)       52,210
----------------------------------------------------------------------------------------------------------------------
    960,000   NYS Medcare (Mental Health)                    7.375          02/15/2014(s)   08/15/2000(b)      981,312
----------------------------------------------------------------------------------------------------------------------
     40,000   NYS Medcare (Mental Health)                    7.375          08/15/2019(s)   08/15/2000(b)       40,878
----------------------------------------------------------------------------------------------------------------------
     45,000   NYS Medcare (Mental Health)                    7.400          08/15/2000              --          45,145
----------------------------------------------------------------------------------------------------------------------
     15,000   NYS Medcare (Mental Health)                    7.400          02/15/2002      08/15/2000(b)       15,328
----------------------------------------------------------------------------------------------------------------------
     15,000   NYS Medcare (Mental Health)                    7.400          08/15/2002      02/15/2001(b)       15,327
----------------------------------------------------------------------------------------------------------------------
      5,000   NYS Medcare (Mental Health)                    7.400          02/15/2003      08/15/2001(b)        5,232
----------------------------------------------------------------------------------------------------------------------
     10,000   NYS Medcare (Mental Health)                    7.500          08/15/2007(s)   02/15/2001(b)       10,361
----------------------------------------------------------------------------------------------------------------------
    125,000   NYS Medcare (Mental Health)                    7.500          02/15/2010      08/15/2000(b)      126,539
----------------------------------------------------------------------------------------------------------------------
    120,000   NYS Medcare (Mental Health)                    7.600          02/15/2002      08/15/2000(b)      122,760
----------------------------------------------------------------------------------------------------------------------
    145,000   NYS Medcare (Mental Health)                    7.625          02/15/2007      08/15/2001(b)      152,079
----------------------------------------------------------------------------------------------------------------------
     10,000   NYS Medcare (Mental Health)                    7.625          08/15/2007      08/15/2001(b)       10,488
----------------------------------------------------------------------------------------------------------------------
    150,000   NYS Medcare (Mental Health)                    7.625          02/15/2008(s)   08/15/2000(b)      150,342
----------------------------------------------------------------------------------------------------------------------
     20,000   NYS Medcare (Mental Health)                    7.700          08/15/2003(s)   08/15/2000(b)       20,468
----------------------------------------------------------------------------------------------------------------------
  1,340,000   NYS Medcare (Mental Health)                    7.700          02/15/2018(s)   08/15/2000(b)    1,342,801
----------------------------------------------------------------------------------------------------------------------
     25,000   NYS Medcare (Mental Health)                    7.750          08/15/2010(s)   08/15/2000(b)       25,558
----------------------------------------------------------------------------------------------------------------------
    140,000   NYS Medcare (Mental Health)                    7.750          08/15/2010(s)   08/15/2000(b)      145,600
----------------------------------------------------------------------------------------------------------------------
    150,000   NYS Medcare (Mental Health)                    7.750          02/15/2020(s)   08/15/2000(b)      153,326
----------------------------------------------------------------------------------------------------------------------
    185,000   NYS Medcare (Mental Health)                    7.750          02/15/2020(s)   08/15/2000(b)      189,127
----------------------------------------------------------------------------------------------------------------------
    400,000   NYS Medcare (Mental Health)                    7.800          02/15/2019(s)   08/15/2000(b)      405,088
----------------------------------------------------------------------------------------------------------------------
    100,000   NYS Medcare (Mental Health)                    7.800          02/15/2019(s)   02/15/2001(b)      101,234
----------------------------------------------------------------------------------------------------------------------
    220,000   NYS Medcare (Mental Health)                    7.875          08/15/2015(s)   08/15/2000(b)      220,847
----------------------------------------------------------------------------------------------------------------------
    540,000   NYS Medcare (Mental Health)                    7.875          08/15/2015(s)   08/15/2000(b)      542,036
----------------------------------------------------------------------------------------------------------------------
  6,080,000   NYS Medcare (Mental Health)                    7.875          08/15/2020(s)   08/15/2000(b)    6,225,130
----------------------------------------------------------------------------------------------------------------------
  2,490,000   NYS Medcare (Mental Health)                    8.875          08/15/2007(s)   08/15/2000(b)    2,538,804
----------------------------------------------------------------------------------------------------------------------
     20,000   NYS Medcare (Mental Health)(i)                 7.500          08/15/2009(s)   08/15/2000(b)       20,510
----------------------------------------------------------------------------------------------------------------------
     85,000   NYS Medcare (Montefiore Medical Center)        5.700          02/15/2012      02/15/2007(b)       86,907
----------------------------------------------------------------------------------------------------------------------
     30,000   NYS Medcare
              (North Shore University Hospital)              7.125          11/01/2008      11/01/2000(a)       30,868
----------------------------------------------------------------------------------------------------------------------
     40,000   NYS Medcare
              (North Shore University Hospital)              7.125          11/01/2008(s)   11/01/2000(b)       41,132
----------------------------------------------------------------------------------------------------------------------
     95,000   NYS Medcare
              (Our Lady of Mercy Medical Center)             6.250          08/15/2015(s)   02/15/2005(b)       97,212
----------------------------------------------------------------------------------------------------------------------
    260,000   NYS Medcare
              (Our Lady of Victory Hospital)                 7.000          11/01/2004(s)   11/01/2000(b)      265,707
----------------------------------------------------------------------------------------------------------------------
     30,000   NYS Medcare (Secured Hospital)                 6.125          08/15/2013(s)   02/15/2006(b)       30,800
----------------------------------------------------------------------------------------------------------------------
     40,000   NYS Medcare (Sisters of Charity Hospital)      6.600          11/01/2007(s)   11/01/2001(b)       41,764


29 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
-------------------------------------------------------------------------------
  Principal                                                                                  Effective    Market Value
     Amount                                                 Coupon            Maturity        Maturity*     See Note 1
----------------------------------------------------------------------------------------------------------------------
New York Continued

$    45,000   NYS Medcare (Sisters of Charity Hospital)      6.600%         11/01/2010(s)   11/01/2001(b)  $    46,865
----------------------------------------------------------------------------------------------------------------------
     35,000   NYS Medcare (Sisters of Charity Hospital)      6.625          11/01/2018(s)   11/01/2001(b)       36,409
----------------------------------------------------------------------------------------------------------------------
     85,000   NYS Medcare (St. Luke's Hospital)              5.600          08/15/2013(s)   12/12/2004(g)       85,434
----------------------------------------------------------------------------------------------------------------------
     70,000   NYS Medcare (St. Luke's Hospital)              5.625          08/15/2018      11/29/2012(c)       68,747
----------------------------------------------------------------------------------------------------------------------
    185,000   NYS Medcare (St. Luke's Hospital)              7.375          02/15/2019(s)   08/15/2000(b)      188,989
----------------------------------------------------------------------------------------------------------------------
    110,000   NYS Medcare (St. Luke's Hospital)              7.375          02/15/2019      08/15/2000(b)      112,420
----------------------------------------------------------------------------------------------------------------------
    410,000   NYS Medcare (St. Luke's Hospital)              7.400          02/15/2009      08/15/2000(b)      419,082
----------------------------------------------------------------------------------------------------------------------
  1,435,000   NYS Medcare (St. Luke's Hospital)              7.500          11/01/2011(s)   11/01/2000(b)    1,466,771
----------------------------------------------------------------------------------------------------------------------
    700,000   NYS Medcare (St. Mary's Hospital)              6.000          11/01/2009      11/01/2005(b)      731,045
----------------------------------------------------------------------------------------------------------------------
  2,630,000   NYS Municipal Bond Bank Agency
              (Special Program--City of Buffalo)             6.875          03/15/2006(s)   09/15/2001(b)    2,733,201
----------------------------------------------------------------------------------------------------------------------
     10,000   NYS Power Authority                            5.500          01/01/2010(s)   01/01/2001(b)       10,185
----------------------------------------------------------------------------------------------------------------------
    530,000   NYS Thruway Authority                          0.000          01/01/2001              --         517,572
----------------------------------------------------------------------------------------------------------------------
    275,000   NYS Thruway Authority                          0.000          01/01/2004              --         230,252
----------------------------------------------------------------------------------------------------------------------
    250,000   NYS Thruway Authority                          0.000          01/01/2005              --         198,623
----------------------------------------------------------------------------------------------------------------------
    385,000   NYS Thruway Authority                          0.000          01/01/2006              --         289,555
----------------------------------------------------------------------------------------------------------------------
     50,000   NYS Thruway Authority                          5.500          04/01/2015(s)   04/01/2007(b)       50,149
----------------------------------------------------------------------------------------------------------------------
     45,000   NYS Thruway Authority                          5.750          04/01/2016(s)   04/01/2008(b)       45,177
----------------------------------------------------------------------------------------------------------------------
  1,700,000   NYS Thruway Authority                          6.000          04/01/2012      04/01/2007(b)    1,768,425
----------------------------------------------------------------------------------------------------------------------
     25,000   NYS UDC (Correctional Facilities)              0.000          01/01/2003              --          22,172
----------------------------------------------------------------------------------------------------------------------
     30,000   NYS UDC (Correctional Facilities)              0.000          01/01/2007              --          21,289
----------------------------------------------------------------------------------------------------------------------
  5,605,000   NYS UDC (Correctional Facilities)              5.500          01/01/2015      07/07/2014(c)    5,471,097
----------------------------------------------------------------------------------------------------------------------
     90,000   NYS UDC (Correctional Facilities)              5.750          01/01/2013(s)   01/01/2005(b)       91,334
----------------------------------------------------------------------------------------------------------------------
     85,000   NYS UDC (Correctional Facilities)              5.750          01/01/2013(s)   01/01/2005(b)       85,485
----------------------------------------------------------------------------------------------------------------------
     15,000   NYS UDC (Correctional Facilities)              6.750          01/01/2026      01/01/2002(b)       15,675
----------------------------------------------------------------------------------------------------------------------
     35,000   NYS UDC (South Mall)                           0.000          01/01/2003              --          30,859
----------------------------------------------------------------------------------------------------------------------
    130,000   NYS UDC (South Mall)                           0.000          01/01/2005      01/01/2003(c)      100,889
----------------------------------------------------------------------------------------------------------------------
     50,000   NYS UDC (South Mall)                           0.000          01/01/2005      06/24/2004(c)       38,955
----------------------------------------------------------------------------------------------------------------------
    765,000   NYS UDC (South Mall)                           0.000          01/01/2011      04/08/2008(c)      391,940
----------------------------------------------------------------------------------------------------------------------
    710,000   NYS UDC (South Mall)                           0.000          01/01/2011      04/08/2008(c)      374,930
----------------------------------------------------------------------------------------------------------------------
  2,130,000   Oneida County IDA (Bonide Products)            5.750          11/01/2007              --       2,052,191
----------------------------------------------------------------------------------------------------------------------
  2,285,000   Oneida County IDA (Faxton Hospital)            6.625          01/01/2015(s)   01/01/2010(b)    2,472,804
----------------------------------------------------------------------------------------------------------------------
  1,000,000   Oneida County IDA (Presbyterian Home)          6.250          06/01/2015      06/01/2012(b)    1,037,200
----------------------------------------------------------------------------------------------------------------------
     95,000   Oneida Healthcare Corp.                        7.100          08/01/2011      08/01/2001(b)       98,453
----------------------------------------------------------------------------------------------------------------------
  1,150,000   Oneida-Herkimer SWMA                           6.600          04/01/2004              --       1,200,198
----------------------------------------------------------------------------------------------------------------------
    155,000   Oneida-Herkimer SWMA                           6.750          04/01/2014(s)   04/01/2003(b)      156,668
----------------------------------------------------------------------------------------------------------------------
     85,000   Onondaga County IDA (Coltec Industries)(i)     7.250          06/01/2008(s)   12/01/2000(b)       85,663
----------------------------------------------------------------------------------------------------------------------
    510,000   Onondaga County IDA (LeMoyne College)          5.500          03/01/2014      04/08/2012(c)      483,888
----------------------------------------------------------------------------------------------------------------------
    100,000   Onondaga County Res Rec                        6.400          05/01/2002              --         100,960
----------------------------------------------------------------------------------------------------------------------
 13,785,000   Onondaga County Res Rec                        6.875          05/01/2006      01/12/2004(c)   14,027,340
----------------------------------------------------------------------------------------------------------------------
 14,595,000   Onondaga County Res Rec                        7.000          05/01/2015(s)   05/01/2004(b)   14,732,339
----------------------------------------------------------------------------------------------------------------------
    130,000   Orange County IDA (Glen Arden)                 5.400          01/01/2008              --         120,725
----------------------------------------------------------------------------------------------------------------------
  1,060,000   Orange County IDA
              (Kingston Manufacturing)                       7.250          11/01/2003      06/05/2002(c)    1,071,151
----------------------------------------------------------------------------------------------------------------------
     40,000   Orange County IDA (Mental Health)              6.000          05/01/2008              --          41,475


30 | LIMITED TERM NEW YORK MUNICIPAL FUND


  Principal                                                                                  Effective    Market Value
     Amount                                                 Coupon            Maturity        Maturity*     See Note 1
----------------------------------------------------------------------------------------------------------------------
New York Continued

$    10,000   Orange County IDA (Mental Health)              6.125%         05/01/2016      02/23/2013(c)  $    10,055
----------------------------------------------------------------------------------------------------------------------
    570,000   Oswego County IDA (SLRHF)                      5.150          02/01/2013      12/11/2008(c)      553,584
----------------------------------------------------------------------------------------------------------------------
  1,805,000   Oswego County Res Re(c)                        6.500          06/01/2004      05/23/2003(c)    1,846,280
----------------------------------------------------------------------------------------------------------------------
  1,750,000   Otsego County IDA (AOFMH)                      5.350          10/01/2017      08/23/2014(c)    1,683,308
----------------------------------------------------------------------------------------------------------------------
     50,000   Philadelphia, NY GO                            7.500          12/15/2009              --          57,957
----------------------------------------------------------------------------------------------------------------------
     10,000   Port Authority NY/NJ                           5.000          02/01/2003(s)   08/01/2000(b)       10,001
----------------------------------------------------------------------------------------------------------------------
 13,040,000   Port Authority NY/NJ (Delta Air Lines)         6.950          06/01/2008      06/01/2002(b)   13,636,058
----------------------------------------------------------------------------------------------------------------------
  1,000,000   Port Authority NY/NJ (KIAC)                    6.750          10/01/2011      10/01/2006(b)    1,020,110
----------------------------------------------------------------------------------------------------------------------
    275,000   Port Authority NY/NJ (KIAC)                    6.750          10/01/2019(s)   10/01/2006(b)      275,358
----------------------------------------------------------------------------------------------------------------------
 14,550,000   Port Authority NY/NJ (KIAC)                    7.000          10/01/2007      05/02/2005(c)   15,060,996
----------------------------------------------------------------------------------------------------------------------
     15,000   Port Authority NY/NJ, 100th Serie(s)           5.750          12/15/2015      06/15/2005(b)       15,314
----------------------------------------------------------------------------------------------------------------------
     45,000   Port Authority NY/NJ, 68th Series              6.750          10/15/2007      04/15/2001(b)       46,134
----------------------------------------------------------------------------------------------------------------------
     25,000   Port Authority NY/NJ, 68th Series              7.250          08/15/2009      08/15/2000(b)       25,300
----------------------------------------------------------------------------------------------------------------------
     10,000   Port Authority NY/NJ, 68th Series              7.250          08/15/2009      02/15/2001(b)       10,120
----------------------------------------------------------------------------------------------------------------------
     15,000   Port Authority NY/NJ, 68th Series              7.250          08/15/2011      08/15/2000(b)       15,180
----------------------------------------------------------------------------------------------------------------------
  1,370,000   Port Authority NY/NJ, 68th Series              7.250          02/15/2025      08/15/2000(b)    1,386,235
----------------------------------------------------------------------------------------------------------------------
    260,000   Port Authority NY/NJ, 68th Series              7.250          02/15/2025(s)   08/15/2000(b)      263,081
----------------------------------------------------------------------------------------------------------------------
    270,000   Port Authority NY/NJ, 68th Series              7.250          02/15/2025(s)   08/15/2000(b)      273,200
----------------------------------------------------------------------------------------------------------------------
     25,000   Port Authority NY/NJ, 70th Series              7.000          08/01/2011      08/01/2000(b)       25,296
----------------------------------------------------------------------------------------------------------------------
  1,295,000   Port Authority NY/NJ, 70th Series              7.250          08/01/2025(s)   08/01/2000(b)    1,310,423
----------------------------------------------------------------------------------------------------------------------
    115,000   Port Authority NY/NJ, 70th Series              7.250          08/01/2025(s)   08/01/2000(b)      116,370
----------------------------------------------------------------------------------------------------------------------
     45,000   Port Authority NY/NJ, 70th Series              7.250          08/01/2025      08/01/2000(b)       45,536
----------------------------------------------------------------------------------------------------------------------
     60,000   Port Authority NY/NJ, 71st Series              6.500          01/15/2026(s)   01/15/2001(b)       61,159
----------------------------------------------------------------------------------------------------------------------
     25,000   Port Authority NY/NJ, 73rd Series              6.500          10/15/2011      04/15/2001(b)       25,592
----------------------------------------------------------------------------------------------------------------------
     65,000   Port Authority NY/NJ, 73rd Series              6.500          10/15/2012      04/15/2001(b)       66,422
----------------------------------------------------------------------------------------------------------------------
  8,980,000   Port Authority NY/NJ, 73rd Series              6.750          04/15/2026(s)   04/15/2001(b)    9,192,197
----------------------------------------------------------------------------------------------------------------------
    235,000   Port Authority NY/NJ, 73rd Series              6.750          04/15/2026(s)   04/15/2001(b)      240,553
----------------------------------------------------------------------------------------------------------------------
     50,000   Port Authority NY/NJ, 76th Series              6.500          11/01/2011      11/01/2001(b)       51,473
----------------------------------------------------------------------------------------------------------------------
  8,790,000   Port Authority NY/NJ, 76th Series              6.500          11/01/2026      11/01/2001(b)    8,963,866
----------------------------------------------------------------------------------------------------------------------
     90,000   Port Authority NY/NJ, 76th Series              6.500          11/01/2026(s)   11/01/2001(b)       92,636
----------------------------------------------------------------------------------------------------------------------
     30,000   Port Authority NY/NJ, 83rd Series              6.375          10/15/2017(s)   10/15/2002(b)       31,307
----------------------------------------------------------------------------------------------------------------------
     10,000   Port Authority NY/NJ, 95th Series              6.000          07/15/2015      07/16/2006(b)       10,279
----------------------------------------------------------------------------------------------------------------------
  3,300,000   Port Authority NY/NJ, 96th Series              6.600          10/01/2023(s)   10/01/2004(b)    3,506,283
----------------------------------------------------------------------------------------------------------------------
     10,000   Port Authority NY/NJ, 97th Series              6.500          07/15/2019      01/15/2005(b)       10,432
----------------------------------------------------------------------------------------------------------------------
     50,000   Portchester CDC (Southport)                    7.300          08/01/2011(s)   01/26/2001(g)       50,328
----------------------------------------------------------------------------------------------------------------------
  1,185,000   Putnam County IDA (Brewster Plastics)          7.375          12/01/2008      05/17/2005(c)    1,201,720
----------------------------------------------------------------------------------------------------------------------
    170,000   Rensselaer Hsg. Authority (Renwyck)            7.650          01/01/2011(s)   10/17/2002(g)      182,145
----------------------------------------------------------------------------------------------------------------------
     20,000   Rensselaer IDA (Millbrook Millwork)            8.400          12/15/2001      12/15/2000(b)       20,156
----------------------------------------------------------------------------------------------------------------------
  1,440,000   Rensselaer Municipal Leasing Corp.             6.250          06/01/2004      12/28/2002(c)    1,451,477
----------------------------------------------------------------------------------------------------------------------
     60,000   Rensselaer Municipal Leasing Corp.             6.900          06/01/2024      06/01/2004(b)       60,099
----------------------------------------------------------------------------------------------------------------------
     15,000   Riverhead HDC                                  8.250          08/01/2010(s)   08/01/2000(b)       15,404
----------------------------------------------------------------------------------------------------------------------
  1,700,000   Riverhead HDC (Riverhead Apartments)           5.850          08/01/2010      11/06/2008(c)    1,717,782
----------------------------------------------------------------------------------------------------------------------
  2,360,000   Rochester Hsg. Authority
              (Crossroads Apartments)                        7.300          07/01/2005      05/24/2003(c)    2,460,961


31 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
-------------------------------------------------------------------------------
 Principal                                                                                  Effective    Market Value
    Amount                                                 Coupon            Maturity        Maturity*     See Note 1
----------------------------------------------------------------------------------------------------------------------
New York Continued

$   695,000   Rochester Hsg. Authority
              (Stonewood Village)                            5.900%         09/01/2009      08/18/2005(c)  $   689,120
----------------------------------------------------------------------------------------------------------------------
    100,000   Rockland County GO                             7.400          06/01/2001      12/01/2000(b)      100,588
----------------------------------------------------------------------------------------------------------------------
    385,000   Rockland County IDA (Dominican College)        7.000          03/01/2003      03/19/2002(c)      396,423
----------------------------------------------------------------------------------------------------------------------
    320,000   Rockland Gardens Hsg. Corp.                   10.500          05/01/2011      11/01/2000(b)      329,254
----------------------------------------------------------------------------------------------------------------------
     50,000   Rome GO                                        6.900          12/15/2007      12/15/2003(b)       53,369
----------------------------------------------------------------------------------------------------------------------
    245,000   Rome Hsg. Corp.                                7.000          01/01/2026(s)   07/01/2002(b)      255,484
----------------------------------------------------------------------------------------------------------------------
    225,000   Roxbury CSD GO                                 6.400          06/15/2010      06/15/2005(b)      236,689
----------------------------------------------------------------------------------------------------------------------
    235,000   Roxbury CSD GO                                 6.400          06/15/2011      06/15/2005(b)      247,403
----------------------------------------------------------------------------------------------------------------------
     65,000   Saratoga County IDA (ARC)                      7.250          03/01/2001              --          65,123
----------------------------------------------------------------------------------------------------------------------
  1,710,000   Saratoga County IDA (Saratoga Sheraton)        6.750          12/31/2007(s)   11/16/2003(g)    1,717,541
----------------------------------------------------------------------------------------------------------------------
     50,000   Schodack IDA (Hamilton Printing)               7.600          07/01/2000              --          50,002
----------------------------------------------------------------------------------------------------------------------
     60,000   Schodack IDA (Hamilton Printing)(i)            7.625          07/01/2001              --          60,612
----------------------------------------------------------------------------------------------------------------------
    120,000   Schuyler County IDA (Cargill)                  7.900          04/01/2007      10/01/2000(b)      121,495
----------------------------------------------------------------------------------------------------------------------
     25,000   Scotia GO                                      6.100          01/15/2012      07/15/2005(b)       25,846
----------------------------------------------------------------------------------------------------------------------
     30,000   SONYMA, Series 27                              5.650          04/01/2015      02/08/2012(c)       29,973
----------------------------------------------------------------------------------------------------------------------
    130,000   SONYMA, Series 27                              6.900          04/01/2015(s)   04/01/2002(b)      136,265
----------------------------------------------------------------------------------------------------------------------
    435,000   SONYMA, Series 28                              6.650          04/01/2022      12/31/2000(c)      442,443
----------------------------------------------------------------------------------------------------------------------
    100,000   SONYMA, Series 29-A                            5.250          04/01/2015      01/28/2012(c)       93,739
----------------------------------------------------------------------------------------------------------------------
     50,000   SONYMA, Series 29-A                            6.100          10/01/2015(s)   03/05/2008(g)       50,990
----------------------------------------------------------------------------------------------------------------------
     25,000   SONYMA, Series 29-B                            6.450          04/01/2015(s)   03/01/2003(b)       25,654
----------------------------------------------------------------------------------------------------------------------
    670,000   SONYMA, Series 30-B                            6.000          04/01/2019      10/22/2004(c)      645,210
----------------------------------------------------------------------------------------------------------------------
     10,000   SONYMA, Series 34                              5.550          09/30/2025      04/10/2025(c)        9,192
----------------------------------------------------------------------------------------------------------------------
     30,000   SONYMA, Series 36-A                            5.700          04/01/2023(s)   04/01/2006(b)       30,117
----------------------------------------------------------------------------------------------------------------------
    665,000   SONYMA, Series 36-A                            6.125          10/01/2020(s)   09/23/2002(g)      674,456
----------------------------------------------------------------------------------------------------------------------
    100,000   SONYMA, Series 39                              5.750          10/01/2010(s)   04/01/2006(b)      101,850
----------------------------------------------------------------------------------------------------------------------
    155,000   SONYMA, Series 39                              6.000          10/01/2017(s)   04/01/2006(b)      156,556
----------------------------------------------------------------------------------------------------------------------
  1,465,000   SONYMA, Series 40-A                            6.350          04/01/2021      04/22/2004(c)    1,490,139
----------------------------------------------------------------------------------------------------------------------
    175,000   SONYMA, Series 40-A                            6.700          04/01/2025(s)   06/01/2004(b)      180,140
----------------------------------------------------------------------------------------------------------------------
     30,000   SONYMA, Series 40-B                            5.800          10/01/2023(s)   08/01/2006(b)       30,039
----------------------------------------------------------------------------------------------------------------------
     20,000   SONYMA, Series 41-A                            6.450          10/01/2014(s)   06/01/2004(b)       20,673
----------------------------------------------------------------------------------------------------------------------
     40,000   SONYMA, Series 41-A                            6.450          10/01/2014(s)   06/01/2004(b)       41,548
----------------------------------------------------------------------------------------------------------------------
     50,000   SONYMA, Series 41-B                            6.250          10/01/2014(s)   08/01/2004(b)       51,189
----------------------------------------------------------------------------------------------------------------------
    210,000   SONYMA, Series 42                              6.400          10/01/2020      02/22/2004(c)      214,517
----------------------------------------------------------------------------------------------------------------------
     50,000   SONYMA, Series 43                              6.100          04/01/2009      09/01/2006(b)       51,918
----------------------------------------------------------------------------------------------------------------------
     25,000   SONYMA, Series 43                              6.100          10/01/2009      09/01/2006(b)       25,959
----------------------------------------------------------------------------------------------------------------------
    785,000   SONYMA, Series 43                              6.450          10/01/2017(s)   09/01/2004(b)      811,478
----------------------------------------------------------------------------------------------------------------------
    125,000   SONYMA, Series 44                              6.900          04/01/2006      11/01/2004(b)      133,074
----------------------------------------------------------------------------------------------------------------------
     20,000   SONYMA, Series 44                              6.900          10/01/2006      11/01/2004(b)       21,325
----------------------------------------------------------------------------------------------------------------------
     50,000   SONYMA, Series 44                              7.000          10/01/2007      11/01/2004(b)       52,948
----------------------------------------------------------------------------------------------------------------------
  7,015,000   SONYMA, Series 44                              7.500          04/01/2026      11/01/2004(b)    7,529,831
----------------------------------------------------------------------------------------------------------------------
    100,000   SONYMA, Series 45                              7.200          10/01/2017(s)   11/01/2004(b)      105,980
----------------------------------------------------------------------------------------------------------------------
    125,000   SONYMA, Series 46                              6.500          04/01/2013(s)   03/28/2005(b)      128,689
----------------------------------------------------------------------------------------------------------------------
 20,320,000   SONYMA, Series 46                              6.650          10/01/2025(s)   03/28/2007(b)   20,927,974


32 | LIMITED TERM NEW YORK MUNICIPAL FUND


  Principal                                                                                  Effective    Market Value
     Amount                                                 Coupon            Maturity        Maturity*     See Note 1
----------------------------------------------------------------------------------------------------------------------
New York Continued

$    65,000   SONYMA, Series 47                              6.375%         10/01/2017(s)   03/28/2007(b)   $   66,872
----------------------------------------------------------------------------------------------------------------------
     50,000   SONYMA, Series 48                              6.000          04/01/2013      06/29/2007(b)       50,971
----------------------------------------------------------------------------------------------------------------------
     20,000   SONYMA, Series 48                              6.000          04/01/2013(s)   06/29/2005(b)       20,504
----------------------------------------------------------------------------------------------------------------------
     25,000   SONYMA, Series 48                              6.100          04/01/2025(s)   06/29/2007(b)       25,212
----------------------------------------------------------------------------------------------------------------------
    510,000   SONYMA, Series 50                              6.250          04/01/2010      09/13/2007(b)      514,350
----------------------------------------------------------------------------------------------------------------------
  6,100,000   SONYMA, Series 50                              6.625          04/01/2025(s)   09/13/2007(b)    6,283,732
----------------------------------------------------------------------------------------------------------------------
     45,000   SONYMA, Series 51                              6.400          10/01/2017(s)   09/13/2005(b)       46,009
----------------------------------------------------------------------------------------------------------------------
     50,000   SONYMA, Series 53                              5.750          10/01/2011(s)   01/04/2008(b)       51,007
----------------------------------------------------------------------------------------------------------------------
    290,000   SONYMA, Series 54                              6.100          10/01/2015(s)   03/05/2008(g)      295,739
----------------------------------------------------------------------------------------------------------------------
    100,000   SONYMA, Series 56                              5.875          10/01/2019(s)   07/01/2008(b)      100,367
----------------------------------------------------------------------------------------------------------------------
    100,000   SONYMA, Series 56                              6.500          10/01/2026(s)   07/01/2006(b)      102,758
----------------------------------------------------------------------------------------------------------------------
     70,000   SONYMA, Series 7                               0.000          10/01/2014(s)   10/01/2000(b)       70,167
----------------------------------------------------------------------------------------------------------------------
    810,000   SONYMA, Series 8-A                             6.875          04/01/2017(s)   10/01/2000(b)      810,648
----------------------------------------------------------------------------------------------------------------------
     65,000   SONYMA, Series 8-A                             6.875          04/01/2017(s)   10/01/2000(b)       65,093
----------------------------------------------------------------------------------------------------------------------
    245,000   SONYMA, Series 8-A                             6.875          04/01/2017(s)   10/01/2000(b)      245,394
----------------------------------------------------------------------------------------------------------------------
  3,000,000   SONYMA, Series 90                              5.750          10/01/2021      08/07/2004(c)    3,006,090
----------------------------------------------------------------------------------------------------------------------
     25,000   SONYMA, Series EE-4                            7.050          10/01/2000              --          25,037
----------------------------------------------------------------------------------------------------------------------
    100,000   SONYMA, Series EE-4                            7.750          10/01/2010(s)   10/01/2000(b)      102,248
----------------------------------------------------------------------------------------------------------------------
    115,000   SONYMA, Series EE-4                            7.800          10/01/2013(s)   10/01/2000(b)      117,599
----------------------------------------------------------------------------------------------------------------------
      5,000   SONYMA, Series JJ                              0.000          10/01/2000              --           4,948
----------------------------------------------------------------------------------------------------------------------
      5,000   SONYMA, Series MM-1                            7.600          10/01/2002      02/04/2001(b)        5,087
----------------------------------------------------------------------------------------------------------------------
     60,000   SONYMA, Series MM-1                            7.650          10/01/2003      02/04/2001(b)       61,055
----------------------------------------------------------------------------------------------------------------------
    100,000   SONYMA, Series MM-1                            7.700          10/01/2004      02/04/2001(b)      101,431
----------------------------------------------------------------------------------------------------------------------
     50,000   SONYMA, Series MM-1                            7.750          04/01/2005      02/04/2001(b)       50,632
----------------------------------------------------------------------------------------------------------------------
     10,000   SONYMA, Series MM-2                            7.550          04/01/2002      10/01/2000(b)       10,137
----------------------------------------------------------------------------------------------------------------------
     75,000   SONYMA, Series MM-2                            7.650          04/01/2004      10/01/2000(b)       76,597
----------------------------------------------------------------------------------------------------------------------
     10,000   SONYMA, Series MM-2                            7.700          10/01/2005      10/01/2000(b)       10,171
----------------------------------------------------------------------------------------------------------------------
     50,000   SONYMA, Series QQ                              7.600          10/01/2012      10/01/2000(b)       50,816
----------------------------------------------------------------------------------------------------------------------
  1,755,000   SONYMA, Series QQ                              7.700          10/01/2012      10/01/2000(b)    1,786,221
----------------------------------------------------------------------------------------------------------------------
    190,000   SONYMA, Series RR                              7.600          10/01/2010(s)   10/01/2000(b)      194,421
----------------------------------------------------------------------------------------------------------------------
     90,000   SONYMA, Series RR                              7.700          10/01/2010(s)   10/01/2000(b)       92,035
----------------------------------------------------------------------------------------------------------------------
     25,000   SONYMA, Series TT                              6.850          10/01/2001              --          25,361
----------------------------------------------------------------------------------------------------------------------
     20,000   SONYMA, Series TT                              6.950          04/01/2002              --          20,404
----------------------------------------------------------------------------------------------------------------------
    125,000   SONYMA, Series TT                              7.150          04/01/2004      04/01/2001(b)      128,093
----------------------------------------------------------------------------------------------------------------------
     10,000   SONYMA, Series TT                              7.200          04/01/2005      04/01/2001(b)       10,220
----------------------------------------------------------------------------------------------------------------------
     25,000   SONYMA, Series TT                              7.200          10/01/2005      04/01/2001(b)       25,551
----------------------------------------------------------------------------------------------------------------------
    460,000   SONYMA, Series UU                              7.650          10/01/2023      04/01/2001(b)      470,635
----------------------------------------------------------------------------------------------------------------------
     25,000   SONYMA, Series VV                              6.800          10/01/2002              --          25,797
----------------------------------------------------------------------------------------------------------------------
     60,000   SONYMA, Series VV                              6.900          04/01/2003              --          61,256
----------------------------------------------------------------------------------------------------------------------
    100,000   SONYMA, Series VV                              7.000          04/01/2004      10/01/2001(b)      101,987
----------------------------------------------------------------------------------------------------------------------
    100,000   SONYMA, Series VV                              7.000          10/01/2004      10/01/2001(b)      101,782
----------------------------------------------------------------------------------------------------------------------
    695,000   SONYMA, Series VV                              7.250          10/01/2007(s)   10/01/2001(b)      713,028
----------------------------------------------------------------------------------------------------------------------
  4,940,200   SONYMA, Series VV                              7.375          10/01/2011(s)   10/01/2001(b)    5,092,062
----------------------------------------------------------------------------------------------------------------------
     75,000   SONYMA, Series VV                              7.375          10/01/2011(s)   10/01/2001(b)       77,417


33 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
-------------------------------------------------------------------------------
  Principal                                                                                  Effective    Market Value
     Amount                                                 Coupon            Maturity        Maturity*     See Note 1
----------------------------------------------------------------------------------------------------------------------
New York Continued

$   115,000   Springville HDC (Springbrook)                  5.950%         01/01/2010      02/21/2006(c)  $   114,259
----------------------------------------------------------------------------------------------------------------------
  1,025,000   St. Casimer's EHC                              7.375          09/01/2010(s)   09/01/2000(b)    1,046,576
----------------------------------------------------------------------------------------------------------------------
  1,000,000   St. Lawrence IDA (PACES)                       5.875          06/30/2007      09/23/2004(c)      943,790
----------------------------------------------------------------------------------------------------------------------
     25,000   Suffolk County GO                              7.300          06/15/2001      12/15/2000(b)       25,318
----------------------------------------------------------------------------------------------------------------------
  1,250,000   Suffolk County IDA (ACLDD)                     5.750          03/01/2006      10/12/2003(c)    1,197,075
----------------------------------------------------------------------------------------------------------------------
    240,000   Suffolk County IDA (Dowling College)           6.500          12/01/2006              --         242,172
----------------------------------------------------------------------------------------------------------------------
     50,000   Suffolk County IDA (Dowling College)           6.625          06/01/2024      12/29/2016(c)       47,834
----------------------------------------------------------------------------------------------------------------------
  2,205,000   Suffolk County IDA
              (Huntington First Aid Squad)                   6.025          11/01/2008      03/23/2005(c)    2,111,971
----------------------------------------------------------------------------------------------------------------------
    290,000   Suffolk County IDA
              (Mattituck-Laurel Library)                     6.000          09/01/2019(s)   09/01/2010(b)      300,498
----------------------------------------------------------------------------------------------------------------------
     40,000   Suffolk County IDA (OBPWC)                     7.000          11/01/2002      12/16/2001(c)       39,514
----------------------------------------------------------------------------------------------------------------------
    940,000   Suffolk County IDA (Rimland Facilities)(i)     7.125(v)       12/01/2004      12/01/2000(f)      939,530
----------------------------------------------------------------------------------------------------------------------
     40,000   Suffolk County Water Authority                 5.625          06/01/2016(s)   06/01/2004(b)       40,068
----------------------------------------------------------------------------------------------------------------------
  2,255,000   Sunnybrook EHC                                11.250          12/01/2014(s)   10/01/2000(b)    2,322,740
----------------------------------------------------------------------------------------------------------------------
  3,120,000   Syracuse COP
              (Hancock International Airport)                6.500          01/01/2017(s)   01/01/2002(b)    3,242,335
----------------------------------------------------------------------------------------------------------------------
  1,105,000   Syracuse COP
              (Hancock International Airport)                6.600          01/01/2005      01/01/2002(b)    1,146,913
----------------------------------------------------------------------------------------------------------------------
  1,825,000   Syracuse COP
              (Hancock International Airport)                6.625          01/01/2012(s)   01/01/2004(b)    1,889,204
----------------------------------------------------------------------------------------------------------------------
  3,650,000   Syracuse COP
              (Hancock International Airport)                6.625          01/01/2012(s)   01/01/2002(b)    3,800,198
----------------------------------------------------------------------------------------------------------------------
  1,210,000   Syracuse COP
              (Hancock International Airport)                6.700          01/01/2007      01/01/2002(b)    1,255,375
----------------------------------------------------------------------------------------------------------------------
    675,000   Syracuse IDA
              (Pavilion on James Senior Hsg.)                6.500          08/01/2007      10/28/2004(c)      659,948
----------------------------------------------------------------------------------------------------------------------
    220,000   Syracuse IDA (Rockwest Center I)(i)            7.250          06/01/2003      06/18/2002(c)      219,450
----------------------------------------------------------------------------------------------------------------------
    930,000   Syracuse IDA (Rockwest Center II)(i)           7.000          12/01/2005              --         741,210
----------------------------------------------------------------------------------------------------------------------
    285,000   Syracuse IDA (St. Joseph's Hospital)           7.250          06/01/2001              --         290,609
----------------------------------------------------------------------------------------------------------------------
  1,315,000   Syracuse SCHC
              (East Hill Village Apartments)                 6.125          11/01/2010      06/01/2006(c)    1,338,407
----------------------------------------------------------------------------------------------------------------------
    195,000   Tompkins County IDA (Kendall at Ithaca)        7.875          06/01/2015(s)   06/01/2005(b)      196,673
----------------------------------------------------------------------------------------------------------------------
    295,000   Tompkins Healthcare Corp.
              (Reconstruction Home)                         10.800          02/01/2028      08/01/2005(b)      351,413
----------------------------------------------------------------------------------------------------------------------
  3,610,000   Tonawanda HDC (Tonawanda Towers)               6.150          10/01/2011      12/15/2006(c)    3,614,621
----------------------------------------------------------------------------------------------------------------------
     20,000   Triborough Bridge & Tunnel Authority           6.000          01/01/2019      01/01/2001(b)       20,031
----------------------------------------------------------------------------------------------------------------------
     50,000   Triborough Bridge & Tunnel Authority           6.500          01/01/2019(s)   01/01/2002(b)       51,839
----------------------------------------------------------------------------------------------------------------------
    555,000   Triborough Bridge & Tunnel Authority           6.625          01/01/2017(s)   01/01/2001(b)      570,990
----------------------------------------------------------------------------------------------------------------------
 13,050,000   Triborough Bridge & Tunnel Authority           6.875          01/01/2015(s)   01/01/2001(b)   13,446,068


34 | LIMITED TERM NEW YORK MUNICIPAL FUND


  Principal                                                                                  Effective        Market Value
     Amount                                                 Coupon            Maturity        Maturity*         See Note 1
--------------------------------------------------------------------------------------------------------------------------
New York Continued

$   870,000   Triborough Bridge & Tunnel Authority           6.875%         01/01/2015(s)   01/01/2001(b)     $    896,405
--------------------------------------------------------------------------------------------------------------------------
     60,000   Triborough Bridge & Tunnel Authority           6.875          01/01/2015(s)   01/01/2001(b)           61,821
--------------------------------------------------------------------------------------------------------------------------
    120,000   Triborough Bridge & Tunnel Authority           7.100          01/01/2010(s)   01/01/2001(b)          123,851
--------------------------------------------------------------------------------------------------------------------------
  2,500,000   TSASC, Inc. (TFABs)                            5.900          07/15/2017      07/15/2011(e)        2,510,250
--------------------------------------------------------------------------------------------------------------------------
  4,000,000   TSASC, Inc. (TFABs)                            6.000          07/15/2019      07/15/2013(e)        4,021,440
--------------------------------------------------------------------------------------------------------------------------
     75,000   Tupper Lake HDC                                8.125          10/01/2010      03/15/2002(b)           75,191
--------------------------------------------------------------------------------------------------------------------------
  1,580,000   Ulster County IDA (Benedictine Hospital)       6.050          06/01/2005      07/15/2003(c)        1,520,845
--------------------------------------------------------------------------------------------------------------------------
    660,000   Union Hsg. Authority (Methodist Homes)         6.800          11/01/2004      12/30/2002(c)          663,663
--------------------------------------------------------------------------------------------------------------------------
  2,065,000   United Nations Devel. Corp., Series B          5.400          07/01/2014      07/13/2013(c)        2,008,687
--------------------------------------------------------------------------------------------------------------------------
  3,340,000   United Nations Devel. Corp., Series B          5.500          07/01/2017      07/13/2016(c)        3,216,888
--------------------------------------------------------------------------------------------------------------------------
  6,070,000   United Nations Devel. Corp., Series C          5.500          07/01/2017      07/13/2016(c)        5,846,260
--------------------------------------------------------------------------------------------------------------------------
    500,000   Utica IDA (Utica College)                      5.300          08/01/2008      02/07/2004(c)          490,995
--------------------------------------------------------------------------------------------------------------------------
     40,000   Utica SCHC (Brook Apartments)                  0.000          01/01/2002               --             34,725
--------------------------------------------------------------------------------------------------------------------------
     30,000   Utica SCHC (Brook Apartments)                  0.000          01/01/2003      01/01/2001(b)           23,682
--------------------------------------------------------------------------------------------------------------------------
     60,000   Utica SCHC (Brook Apartments)                  0.000          01/01/2005      01/01/2001(b)           39,025
--------------------------------------------------------------------------------------------------------------------------
    100,000   Utica SCHC (Steinhorst Apartments)             6.500          04/15/2008(s)   12/04/2004(g)          105,545
--------------------------------------------------------------------------------------------------------------------------
     90,000   Valley Health Devel. Corp.                    11.300          02/01/2007      08/01/2000(b)           99,354
--------------------------------------------------------------------------------------------------------------------------
    940,000   Valley Health Devel. Corp.                    11.300          02/01/2023(s)   12/15/2000(b)        1,036,726
--------------------------------------------------------------------------------------------------------------------------
      5,000   Valley Health Devel. Corp.                     7.850          02/01/2002      07/31/2000(c)            5,015
--------------------------------------------------------------------------------------------------------------------------
     10,000   Valley Health Devel. Corp.                     7.850          08/01/2035(s)   08/01/2001(b)           10,559
--------------------------------------------------------------------------------------------------------------------------
     95,000   Watervliet EHC                                 8.000          11/15/2000               --             95,773
--------------------------------------------------------------------------------------------------------------------------
     95,000   Watervliet EHC                                 8.000          11/15/2001      11/15/2000(b)           95,773
--------------------------------------------------------------------------------------------------------------------------
    100,000   Watervliet EHC                                 8.000          11/15/2002      11/15/2000(b)          100,814
--------------------------------------------------------------------------------------------------------------------------
    385,000   Westchester County IDA
              (Beth Abraham Hospital)                        7.250          12/01/2009      01/06/2005(c)          382,509
--------------------------------------------------------------------------------------------------------------------------
    775,000   Westchester County IDA (JBFS)                  6.500          12/15/2002      12/30/2001(c)          778,255
--------------------------------------------------------------------------------------------------------------------------
    385,000   Westchester County IDA (JDAM)                  6.250          04/01/2005      05/15/2003(c)          385,797
--------------------------------------------------------------------------------------------------------------------------
  1,010,000   Westchester County IDA (JDAM)                  6.750          04/01/2016      06/29/2013(c)          989,184
--------------------------------------------------------------------------------------------------------------------------
  2,650,000   Westchester County IDA (WRC)                   5.500          07/01/2009               --          2,394,355
--------------------------------------------------------------------------------------------------------------------------
  1,675,000   Yonkers IDA (Hudson Scenic Studio)             5.875          11/01/2007      08/20/2004(c)        1,590,513
--------------------------------------------------------------------------------------------------------------------------
  1,025,000   Yonkers IDA (Philipsburgh Hall)                6.500          11/01/2001               --          1,024,867
--------------------------------------------------------------------------------------------------------------------------
    185,000   Yonkers IDA (Philipsburgh Hall)                6.750          11/01/2008      07/15/2005(c)          185,327
--------------------------------------------------------------------------------------------------------------------------
  1,000,000   Yonkers IDA (St. Joseph's Hospital),
              Series 98-B                                    5.900          03/01/2008      03/01/2006(c)          939,490
                                                                                                              ------------
                                                                                                               976,543,275


35 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
-------------------------------------------------------------------------------
  Principal                                                                                  Effective      Market Value
     Amount                                                 Coupon            Maturity        Maturity*       See Note 1
------------------------------------------------------------------------------------------------------------------------
U.S. Possessions--16.4%

$   700,000   American Samoa Power Authority                 7.000%         09/01/2000              --       $   701,995
------------------------------------------------------------------------------------------------------------------------
 11,580,000   Guam Airport Authority, Series B               6.400          10/01/2005(s)   10/31/2003(g)     12,008,576
------------------------------------------------------------------------------------------------------------------------
 15,335,000   Guam Airport Authority, Series B               6.600          10/01/2010(s)   10/01/2005(b)     15,952,847
------------------------------------------------------------------------------------------------------------------------
 21,115,000   Guam Airport Authority, Series B               6.700          10/01/2023(s)   10/01/2005(b)     21,453,896
------------------------------------------------------------------------------------------------------------------------
 15,075,000   Guam GO, Series A                              5.375          11/15/2013      12/23/2011(c)     13,954,325
------------------------------------------------------------------------------------------------------------------------
  6,280,000   Guam GO, Series A                              5.400          11/15/2018      12/22/2016(c)      5,568,162
------------------------------------------------------------------------------------------------------------------------
  2,470,000   Guam GO, Series A                              5.625          09/01/2002              --         2,469,926
------------------------------------------------------------------------------------------------------------------------
  3,630,000   Guam GO, Series A                              5.700          09/01/2003              --         3,630,145
------------------------------------------------------------------------------------------------------------------------
  5,250,000   Guam GO, Series A                              5.750          09/01/2004              --         5,250,210
------------------------------------------------------------------------------------------------------------------------
  1,975,000   Guam GO, Series A                              5.900          09/01/2005              --         1,975,059
------------------------------------------------------------------------------------------------------------------------
  1,000,000   Guam GO, Series A                              6.000          09/01/2006              --         1,000,070
------------------------------------------------------------------------------------------------------------------------
     80,000   Guam Highway, Series A                         6.300          05/01/2012(s)   05/01/2002(b)         83,458
------------------------------------------------------------------------------------------------------------------------
    100,000   Guam Water System                              7.000          07/01/2002      01/01/2001(b)        103,220
------------------------------------------------------------------------------------------------------------------------
    375,000   Guam Water System                              7.000          07/01/2009      01/01/2001(b)        387,173
------------------------------------------------------------------------------------------------------------------------
    150,408   Puerto Rico Aquadilla Bus Lease(i)             8.500          02/02/2002      05/13/2001(c)        151,614
------------------------------------------------------------------------------------------------------------------------
    217,927   Puerto Rico Aquadilla Carts Lease(i)           8.000          02/02/2001      11/03/2000(c)        218,943
------------------------------------------------------------------------------------------------------------------------
    361,499   Puerto Rico Aquadilla Equipment Lease(i)       8.000          01/26/2002      05/05/2001(c)        365,125
------------------------------------------------------------------------------------------------------------------------
    217,522   Puerto Rico Aquadilla Truck Lease(i,x)         8.500          10/15/2001      04/20/2001(c)        220,546
------------------------------------------------------------------------------------------------------------------------
  1,674,056   Puerto Rico Dept. of Corrections
              Equipment Lease(i)                             9.000          01/08/2003      10/31/2001(c)      1,725,734
------------------------------------------------------------------------------------------------------------------------
  1,761,880   Puerto Rico Dept. of Corrections
              Furniture Lease(i)                             7.000          04/25/2004      08/27/2002(c)      1,755,415
------------------------------------------------------------------------------------------------------------------------
     25,000   Puerto Rico Electric Power Authority           6.000          07/01/2016(s)   07/01/2004(b)         25,767
------------------------------------------------------------------------------------------------------------------------
     30,000   Puerto Rico Electric Power Authority           6.000          07/01/2016(s)   07/01/2004(b)         31,044
------------------------------------------------------------------------------------------------------------------------
    100,000   Puerto Rico GO                                 6.000          07/01/2014(s)   07/01/2002(b)        102,658
------------------------------------------------------------------------------------------------------------------------
      5,000   Puerto Rico GO                                 6.000          07/01/2014(s)   07/01/2002(b)          5,175
------------------------------------------------------------------------------------------------------------------------
  1,800,000   Puerto Rico GO YCN                             7.261(r)       07/01/2008(s)   07/01/2002(b)      1,903,500
------------------------------------------------------------------------------------------------------------------------
     55,000   Puerto Rico HBFA                               5.850          10/01/2009      04/01/2007(b)         56,436
------------------------------------------------------------------------------------------------------------------------
    395,000   Puerto Rico HBFA                               6.100          10/01/2015      08/20/2013(c)        394,605
------------------------------------------------------------------------------------------------------------------------
  1,933,195   Puerto Rico Health Dept.
              Equipment Lease(i)                             7.099          07/23/2003      01/26/2002(c)      1,923,182
------------------------------------------------------------------------------------------------------------------------
    125,000   Puerto Rico HFC                                6.000          02/01/2009(s)   02/01/2002(b)        127,409
------------------------------------------------------------------------------------------------------------------------
    135,000   Puerto Rico HFC                                6.650          10/15/2010(s)   10/01/2001(b)        138,811
------------------------------------------------------------------------------------------------------------------------
     10,000   Puerto Rico HFC                                6.750          10/15/2013(s)   10/01/2001(b)         10,237
------------------------------------------------------------------------------------------------------------------------
     30,000   Puerto Rico HFC                                6.850          10/15/2023(s)   10/10/2001(b)         31,091
------------------------------------------------------------------------------------------------------------------------
     10,000   Puerto Rico HFC                                7.100          04/01/2002      10/01/2000(b)         10,215
------------------------------------------------------------------------------------------------------------------------
    595,000   Puerto Rico HFC                                7.200          04/01/2003      10/01/2000(b)        607,852
------------------------------------------------------------------------------------------------------------------------
     80,000   Puerto Rico HFC                                7.250          10/01/2004      04/01/2001(b)         81,731
------------------------------------------------------------------------------------------------------------------------
     85,000   Puerto Rico HFC                                7.300          04/01/2006      10/01/2000(b)         86,843
------------------------------------------------------------------------------------------------------------------------
    120,000   Puerto Rico HFC                                7.300          10/01/2006      10/01/2000(b)        122,602
------------------------------------------------------------------------------------------------------------------------
     50,000   Puerto Rico HFC                                7.400          04/01/2007      10/01/2000(b)         51,088
------------------------------------------------------------------------------------------------------------------------
     20,000   Puerto Rico HFC                                7.450          10/15/2009(s)   09/27/2000(b)         20,448
------------------------------------------------------------------------------------------------------------------------
     10,000   Puerto Rico HFC                                7.500          10/15/2012(s)   09/27/2000(b)         10,224
------------------------------------------------------------------------------------------------------------------------
  3,480,000   Puerto Rico HFC                                7.500          10/01/2015(s)   10/01/2000(b)      3,556,003
------------------------------------------------------------------------------------------------------------------------
  7,045,000   Puerto Rico HFC                                7.500          04/01/2022(s)   10/01/2000(b)      7,199,286


36 | LIMITED TERM NEW YORK MUNICIPAL FUND


  Principal                                                                                  Effective      Market Value
     Amount                                                 Coupon            Maturity        Maturity*       See Note 1
------------------------------------------------------------------------------------------------------------------------
U.S. Possessions Continued

$   110,000   Puerto Rico HFC                                7.650%         10/15/2022(s)   09/27/2000(b)     $  112,510
------------------------------------------------------------------------------------------------------------------------
  1,365,000   Puerto Rico Highway &
              Transportation Authority                       6.625          07/01/2012(s)   07/01/2002(b)      1,427,845
------------------------------------------------------------------------------------------------------------------------
    419,011   Puerto Rico HR Vehicle Lease(i)                8.000          03/12/2001      12/01/2000(c)        419,477
------------------------------------------------------------------------------------------------------------------------
     34,856   Puerto Rico HR Vehicle Lease(i)                8.000          03/12/2001      12/13/2000(c)         34,936
------------------------------------------------------------------------------------------------------------------------
  1,295,000   Puerto Rico IMEPCF (Abbott Labs)(i)            6.500          07/01/2009      01/01/2001(b)      1,307,950
------------------------------------------------------------------------------------------------------------------------
  6,250,000   Puerto Rico IMEPCF (PepsiCo)                   6.250          11/15/2013      11/15/2002(b)      6,546,438
------------------------------------------------------------------------------------------------------------------------
  7,175,000   Puerto Rico IMEPCF (PepsiCo)                   6.250          11/15/2013      11/15/2002(b)      7,515,310
------------------------------------------------------------------------------------------------------------------------
    420,000   Puerto Rico IMEPCF (Squibb)                    6.500          07/01/2004(s)   01/01/2001(b)        424,200
------------------------------------------------------------------------------------------------------------------------
  3,525,000   Puerto Rico Infrastructure                     7.500          07/01/2009(s)   01/01/2001(b)      3,532,826
------------------------------------------------------------------------------------------------------------------------
     65,000   Puerto Rico Infrastructure                     7.700          07/01/2001      01/01/2001(b)         65,155
------------------------------------------------------------------------------------------------------------------------
      5,000   Puerto Rico Infrastructure                     7.700          07/01/2001      01/01/2001(b)          5,012
------------------------------------------------------------------------------------------------------------------------
  1,915,000   Puerto Rico Infrastructure                     7.750          07/01/2008(s)   01/01/2001(b)      1,919,634
------------------------------------------------------------------------------------------------------------------------
  3,140,000   Puerto Rico Infrastructure                     7.900          07/01/2007(s)   01/01/2001(b)      3,203,428
------------------------------------------------------------------------------------------------------------------------
    750,000   Puerto Rico ITEMECF
              (Hospital de la Concepcion)                    6.375          11/15/2015      11/15/2011(b)        812,490
------------------------------------------------------------------------------------------------------------------------
  2,000,000   Puerto Rico ITEMECF
              (Hospital de la Concepcion)                    6.500          11/15/2020      11/15/2011(b)      2,148,900
------------------------------------------------------------------------------------------------------------------------
  1,890,000   Puerto Rico ITEMECF
              (Mennonite General Hospital)                   5.625          07/01/2017      10/18/2010(c)      1,582,062
------------------------------------------------------------------------------------------------------------------------
  2,470,000   Puerto Rico ITEMECF
              (Mennonite General Hospital)                   6.375          07/01/2006      03/04/2004(c)      2,438,384
------------------------------------------------------------------------------------------------------------------------
  1,975,000   Puerto Rico ITEMECF
              (Mennonite General Hospital)                   6.500          07/01/2012      09/02/2009(c)      1,887,231
------------------------------------------------------------------------------------------------------------------------
  8,735,000   Puerto Rico ITEMECF
              (Mennonite General Hospital)                   6.500          07/01/2018      03/07/2016(c)      8,028,775
------------------------------------------------------------------------------------------------------------------------
    200,000   Puerto Rico ITEMECF (Polytech University)      5.700          08/01/2013      07/15/2009(c)        195,930
------------------------------------------------------------------------------------------------------------------------
  1,045,000   Puerto Rico ITEMECF
              (Ryder Memorial Hospital)                      6.400          05/01/2009(s)   05/01/2006(b)      1,050,173
------------------------------------------------------------------------------------------------------------------------
  5,000,000   Puerto Rico Municipal Finance Agency           6.000          08/01/2016      08/01/2011(b)      5,289,900
------------------------------------------------------------------------------------------------------------------------
    267,524   Puerto Rico Natural Resources Dept.
              Equipment Lease(i)                             7.250          11/23/2001      05/28/2001(c)        264,204
------------------------------------------------------------------------------------------------------------------------
    346,695   Puerto Rico Natural Resources Dept.
              Equipment Lease(i)                             7.250          01/25/2002      05/03/2001(c)        346,168
------------------------------------------------------------------------------------------------------------------------
  1,166,207   Puerto Rico Natural Resources Dept.
              Equipment Lease(i)                             7.250          10/26/2003      02/27/2002(c)      1,162,756
------------------------------------------------------------------------------------------------------------------------
    271,555   Puerto Rico Office of the
              Governor Computer Lease(i)                     6.906          09/30/2002      03/15/2001(c)        271,132
------------------------------------------------------------------------------------------------------------------------
     55,000   Puerto Rico Port Authority                     5.700          07/01/2003(s)   01/01/2001(b)         55,110
------------------------------------------------------------------------------------------------------------------------
     15,000   Puerto Rico Port Authority                     5.750          07/01/2002(s)   01/01/2001(b)         15,009
------------------------------------------------------------------------------------------------------------------------
     30,000   Puerto Rico Port Authority                     6.000          07/01/2021(s)   07/01/2001(b)         30,091
------------------------------------------------------------------------------------------------------------------------
    425,000   Puerto Rico Port Authority                     7.000          07/01/2014(s)   07/01/2001(b)        441,558
------------------------------------------------------------------------------------------------------------------------
    220,000   Puerto Rico Port Authority                     7.300          07/01/2007(s)   01/01/2001(b)        224,400
------------------------------------------------------------------------------------------------------------------------
    100,000   Puerto Rico Port Authority
              (American Airlines)                            6.300          06/01/2023              --            98,328
------------------------------------------------------------------------------------------------------------------------
    120,000   Puerto Rico Public Buildings Authority         6.000          07/01/2012(s)   01/01/2001(b)        120,120
------------------------------------------------------------------------------------------------------------------------
  8,655,000   Puerto Rico Public Buildings Authority         6.000          07/01/2012(s)   01/01/2001(b)      8,663,655


37 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
-------------------------------------------------------------------------------
  Principal                                                                                  Effective            Market Value
     Amount                                                 Coupon            Maturity        Maturity*             See Note 1
------------------------------------------------------------------------------------------------------------------------------
U.S. Possessions Continued

$   529,343   Puerto Rico State Courts
              Telephone System Lease(i)                      7.250%         06/04/2002      09/11/2001(c)       $      522,075
------------------------------------------------------------------------------------------------------------------------------
  1,680,000   Puerto Rico Urban Renewal                      7.875          10/01/2004(s)   10/01/2000(b)            1,717,246
------------------------------------------------------------------------------------------------------------------------------
     35,241   Puerto Rico Vocational Rehab.
              Vehicle Lease(i)                               8.000          02/17/2002      05/27/2001(c)               35,282
------------------------------------------------------------------------------------------------------------------------------
    255,000   University of Puerto Rico                      5.500          06/01/2012(s)   06/01/2002(b)              256,576
------------------------------------------------------------------------------------------------------------------------------
    500,000   University of V.I.                             7.500          10/01/2009      10/01/2004(a)              564,555
------------------------------------------------------------------------------------------------------------------------------
    500,000   University of V.I.                             7.650          10/01/2014      10/01/2004(a)              567,425
------------------------------------------------------------------------------------------------------------------------------
  1,512,000   V.I. GO (Hugo Insurance Claims Program)        7.750          10/01/2006(s)   08/21/2001(g)            1,589,883
------------------------------------------------------------------------------------------------------------------------------
     60,000   V.I. HFA                                       6.500          03/01/2025(s)   03/01/2005(b)               60,704
------------------------------------------------------------------------------------------------------------------------------
  1,000,000   V.I. Public Finance Authority                  5.500          10/01/2018      10/14/2017(c)              921,470
------------------------------------------------------------------------------------------------------------------------------
  1,730,000   V.I. Public Finance Authority                  6.000          10/01/2005              --               1,722,509
------------------------------------------------------------------------------------------------------------------------------
    175,000   V.I. Public Finance Authority                  6.000          10/01/2022      03/26/2021(c)              162,531
------------------------------------------------------------------------------------------------------------------------------
  2,000,000   V.I. Water & Power Authority                   5.000          07/01/2009      07/12/2008(c)            1,855,200
------------------------------------------------------------------------------------------------------------------------------
  1,100,000   V.I. Water & Power Authority                   7.200          01/01/2002      01/18/2001(a)            1,128,831
------------------------------------------------------------------------------------------------------------------------------
 11,340,000   V.I. Water & Power Authority                   7.400          07/01/2011      07/01/2001(a)           11,790,652
                                                                                                                --------------
                                                                                                                   190,008,682
------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,171,438,633)--100.6%                                                        1,166,551,957
------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets--(0.6%)                                                                       (7,458,651)
                                                                                                                --------------
Net Assets--100.0%                                                                                              $1,159,093,306
                                                                                                                ==============


Footnotes to Statement of Investments

* Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed:
   a. Date of prerefunded call, or maturity date if escrowed to maturity.
   b. Optional call date; corresponds to the most conservative yield calculation.
   c. Average life due to mandatory (sinking fund) principal payments prior to maturity.
   d. Date of mandatory put.
   e. Date of planned principal payment.
   f. Effective maturity corresponding to variable coupon payment date.
   g. Average life due to mandatory (sinking fund) principal payments prior to the applicable optional call date.
i. Illiquid security--See Note 5 of Notes to Financial Statements.
r. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $35,038,651, or 2.92% of the Fund's total assets as of June 30, 2000.
s. Security also has mandatory sinking fund principal payments prior to maturity and an average life which is shorte(r) than the stated final maturity.
t. Non-income accruing security.
v. Represents the current interest rate for a variable or increasing rate security.
x. Issuer is in default.

See accompanying Notes to Financial Statements.


38 | LIMITED TERM NEW YORK MUNICIPAL FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued
-------------------------------------------------------------------------------

================================================================================
Portfolio Abbreviations June 30, 2000 / Unaudited

To simplify the listing of securities in the Statement of Investments, abbreviations are used per the table below:


ACLDD     Adults and Children with Learning and                  LGSC      Local Government Services Corporation
          Developmental Disabilities                             LILCO     Long Island Lighting Corporation
AOFMH     Aurelia Osborn Fox Memorial Hospital                   LIMO      Limited Interest Municipal Obligation
ARC       Association of Retarded Citizens                       MTA       Metropolitan Transportation Authority
ASMF      Amsterdam Sludge Management Facility                   NIMO      Niagara Mohawk Power Corporation
CAB       Capital Appreciation Bond                              NJ        New Jersey
CARS      Complimentary Auction Rate Security                    NSCFGA    North Shore Child and Family
CDC       Community Development Corporation                                Guidance Association
Con Ed    Consolidated Edison Company                            NY        New York
COP       Certificates of Participation                          NYC       New York City
CSD       Central School District                                NYS       New York State
DA        Dormitory Authority                                    NYU       New York University
DIAMONDS  Direct Investment of Accrued Municipals                OBPWC     Ocean Bay Park Water Corporation
EFC       Environmental Facilities Corporation                   PACES     Potsdam Auxiliary and College
EHC       Elderly Housing Corporation                                      Educational Service
ERDA      Energy Research and Development Authority              PRAMS     Prudential Receipts of Accrual
G&E       Gas and Electric                                                 Municipal Securities
G&H       Geriatric and Healthcare                               Res Rec   Resource Recovery Facility
GO        General Obligation                                     RG&E      Rochester Gas and Electric
GRIA      Greater Rochester International Airport                SCHC      Senior Citizen Housing Corporation
HBFA      Housing Bank and Finance Agency                        SCSB      Schuyler Community Services Board
HDC       Housing Development Corporation                        SLRHF     St. Luke Residential Healthcare Facility
HELP      Homeless Economic Loan Program                         SONYMA    State of New York Mortgage Agency
HFA       Housing Finance Agency                                 SRGF      Solomon R. Guggenheim Foundation
HFC       Housing Finance Corporation                            SWMA      Solid Waste Management Authority
HR        House of Representatives                               TFABs     Tobacco Flexible Amortization Bonds
IDA       Industrial Development Agency                          UDC       Urban Development Corporation
IMEPCF    Industrial, Medical and Environmental                  UFSD      Union Free School District
          Pollution Control Facilities                           USTA      United States Tennis Association
ITEMECF   Industrial, Tourist, Educational, Medical and          V.I.      United States Virgin Islands
          Environmental Community Facilities                     WHELC     Wartburg Home of the Evangelical
JBFS      Jewish Board of Family Services                                  Lutheran Church
JCC       Jewish Community Center                                WRC       Westchester Resco Company
JDAM      Julia Dyckman Angus Memorial                           WWH       Wyandach/Wheatley Heights
LGAC      Local Government Assistance Corporation                YCN       Yield Curve Note


39 | LIMITED TERM NEW YORK MUNICIPAL FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued
-------------------------------------------------------------------------------

================================================================================
Industry Concentrations June 30, 2000 / Unaudited

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

Industry                               Market Value    Percent
---------------------------------------------------------------
General Obligation                   $  214,136,605       18.4%
Electric Utilities                      162,088,621       13.9
Marine/Aviation Facilities              142,209,178       12.2
Hospital/Healthcare                     140,399,749       12.0
Multifamily Housing                      84,506,380        7.3
Municipal Leases                         70,494,751        6.1
Single Family Housing                    56,463,042        4.8
Nonprofit Organization                   41,061,776        3.5
Resource Recovery                        39,061,263        3.4
Highways/Railways                        38,640,358        3.3
Water Utilities                          28,257,969        2.4
Manufacturing, Non-Durable Goods         27,936,706        2.4
Gas Utilities                            24,665,468        2.1
Pollution Control                        18,954,810        1.6
Higher Education                         17,411,020        1.5
Special Assessment                       15,328,985        1.3
Manufacturing, Durable Goods             12,173,299        1.0
Sales Tax Revenue                        11,673,124        1.0
Other                                    21,088,853        1.8
                                     --------------------------
                                     $1,166,551,957      100.0%
                                     ==========================

================================================================================
Summary of Ratings June 30, 2000 / Unaudited

Distribution of investments by rating category, as a percentage of total investments at value, is as follows:

Rating                Percent
------------------------------
AAA                      20.5%
AA                       12.9
A                        35.5
BBB                      26.2
BB                        0.2
B                         0.0
CCC                       0.0
CC                        0.0
C                         0.0
Not Rated                 4.7
                        ------
                        100.0%
                        ======


Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category.


40 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITES  Unaudited
-------------------------------------------------------------------------------

June 30, 2000
=================================================================================================
Assets

Investments, at value (cost $1,171,438,633)--see accompanying statement            $1,166,551,957
-------------------------------------------------------------------------------------------------
Cash                                                                                    1,039,493
-------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                               22,618,012
Investments sold                                                                        6,544,833
Shares of beneficial interest sold                                                      1,231,254
Other                                                                                      10,994
                                                                                   --------------
Total assets                                                                        1,197,996,543
=================================================================================================
Liabilities

Payables and other liabilities:
Note payable to bank (interest rate 7.875% at 6/30/00)                                 29,600,000
Investments purchased                                                                   4,424,471
Shares of beneficial interest redeemed                                                  3,666,377
Dividends                                                                                 818,260
Trustees' compensation                                                                    214,614
Other                                                                                     179,515
                                                                                   --------------
Total liabilities                                                                      38,903,237

=================================================================================================
Net Assets                                                                         $1,159,093,306
                                                                                   ==============

=================================================================================================
Composition of Net Assets
Paid-in capital                                                                    $1,193,322,576
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                                       631,193
-------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                              (29,973,787)
-------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                             (4,886,676)
                                                                                   --------------
Net Assets                                                                         $1,159,093,306
                                                                                   ==============

=================================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$935,871,717 and 291,737,122 shares of beneficial interest outstanding)                     $3.21
Maximum offering price per share (net asset value plus sales charge of 3.50% of
offering price)                                                                             $3.33
-------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $85,151,430
and 26,570,005 shares of beneficial interest outstanding)                                   $3.20
-------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $103,914,639
and 32,471,671 shares of beneficial interest outstanding)                                   $3.20
-------------------------------------------------------------------------------------------------
Class X Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $34,155,520
and 10,622,694 shares of beneficial interest outstanding)                                   $3.22

See accompanying Notes to Financial Statements.


41 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS  Unaudited
-------------------------------------------------------------------------------

For the Six Months Ended June 30, 2000
===================================================================================
Investment Income

Interest                                                                $33,901,600

===================================================================================
Expenses

Management fees                                                           2,470,880
-----------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                   1,169,038
Class B                                                                     423,043
Class C                                                                     545,243
Class X                                                                     135,270
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                     235,670
Class B                                                                      31,639
Class C                                                                      33,417
Class X                                                                      15,125
-----------------------------------------------------------------------------------
Interest                                                                    307,482
-----------------------------------------------------------------------------------
Accounting service fees                                                     180,287
-----------------------------------------------------------------------------------
Trustees' compensation                                                       72,730
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                  54,947
-----------------------------------------------------------------------------------
Other                                                                       127,478
                                                                        -----------
Total expenses                                                            5,802,249
Less expenses paid indirectly                                               (22,378)
                                                                        -----------
Net expenses                                                              5,779,871

===================================================================================
Net Investment Income                                                    28,121,729

===================================================================================
Realized and Unrealized Gain (Loss)

Net realized loss on investments                                         (4,640,900)

-----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments     10,091,221
                                                                        -----------
Net realized and unrealized gain                                          5,450,321

===================================================================================
Net Increase in Net Assets Resulting from Operations                    $33,572,050
                                                                        ===========

See accompanying Notes to Financial Statements.


42 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                          Six Months Ended         Year Ended
                                                                             June 30, 2000       December 31,
                                                                               (Unaudited)               1999
=============================================================================================================
Operations

Net investment income                                                       $   28,121,729     $   58,480,425
-------------------------------------------------------------------------------------------------------------
Net realized loss                                                               (4,640,900)       (15,573,998)
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                           10,091,221        (56,843,187)
                                                                            ---------------------------------
Net increase (decrease) in net assets resulting from operations                 33,572,050        (13,936,760)

=============================================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                                        (23,210,840)       (48,813,022)
Class B                                                                         (1,708,738)        (2,946,049)
Class C                                                                         (2,218,365)        (4,465,531)
Class X                                                                           (771,706)        (1,790,803)

=============================================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                        (94,419,506)       105,030,998
Class B                                                                         (4,031,855)        28,738,925
Class C                                                                        (15,912,818)        31,044,037
Class X                                                                         (5,502,106)        (5,563,113)

=============================================================================================================
Net Assets

Total increase (decrease)                                                     (114,203,884)        87,298,682
-------------------------------------------------------------------------------------------------------------
Beginning of period                                                          1,273,297,190      1,185,998,508
                                                                            ---------------------------------
End of period (including undistributed net investment income
of $631,193 and $419,113, respectively)                                     $1,159,093,306     $1,273,297,190
                                                                            =================================

See accompanying Notes to Financial Statements.


43 | LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                             Six Months                                                                    Year
                                                  Ended                                                                   Ended
                                          June 30, 2000                                                                Dec. 31,
Class A                                     (Unaudited)              1999         1998           1997       1996(1)        1995
===============================================================================================================================
Per Share Operating Data

Net asset value, beginning of period              $3.19             $3.37        $3.34          $3.26         $3.28       $3.15
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .08               .15          .16            .17           .17         .18
Net realized and unrealized gain (loss)             .02              (.18)         .03            .08          (.02)        .13
                                                  -----------------------------------------------------------------------------
Total income (loss) from investment
operations                                          .10              (.03)         .19            .25           .15         .31
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income               (.08)             (.15)        (.16)          (.17)         (.17)       (.18)
                                                  -----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                    (.08)             (.15)        (.16)          (.17)         (.17)       (.18)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $3.21             $3.19        $3.37          $3.34         $3.26       $3.28
                                                  =============================================================================

===============================================================================================================================
Total Return, at Net Asset Value(2)                3.07%            (0.87)%       5.94%          8.01%         4.82%      10.01%

===============================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)       $935,872        $1,025,714     $979,316       $771,828      $634,172    $567,537
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $966,995        $1,060,745     $884,849       $677,376      $606,742    $520,990
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                              4.84%             4.64%        4.80%          5.27%         5.37%       5.44%
Expenses                                           0.83%             0.81%        0.82%(4)       0.83%         0.89%       0.90%
Expenses, net of indirect expenses
and interest(5)                                    0.77%             0.77%        0.80%          0.80%         0.83%       0.83%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              17%               37%          25%            27%           24%         22%


1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
5. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.


44 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                       Six Months                                         Year
                                                            Ended                                        Ended
                                                    June 30, 2000                                     Dec. 31,
Class B                                               (Unaudited)           1999           1998        1997(1)
==============================================================================================================
Per Share Operating Data

Net asset value, beginning of period                        $3.19          $3.37          $3.34          $3.25
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .06            .13            .14            .10
Net realized and unrealized gain (loss)                       .01           (.18)           .03            .09
                                                            --------------------------------------------------
Total income (loss) from investment operations                .07           (.05)           .17            .19
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.06)          (.13)          (.14)          (.10)
                                                            --------------------------------------------------
Total dividends and/or distributions to shareholders         (.06)          (.13)          (.14)          (.10)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $3.20          $3.19          $3.37          $3.34
                                                            ==================================================

==============================================================================================================
Total Return, at Net Asset Value(2)                          2.35%         (1.64)%         5.13%          5.89%

==============================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                  $85,151        $88,758        $64,388        $21,500
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $85,053        $78,263        $43,620        $ 9,873
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                        4.05%          3.84%          3.97%          4.18%
Expenses                                                     1.61%          1.59%          1.59%(4)       1.56%
Expenses, net of indirect expenses and interest(5)           1.55%          1.55%          1.57%          1.54%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        17%            37%            25%            27%


1. For the period from May 1, 1997 (inception of offering) to December 31, 1997.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
5. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.


45 | LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued
-------------------------------------------------------------------------------

                                                       Six Months                                         Year
                                                            Ended                                        Ended
                                                    June 30, 2000                                     Dec. 31,
Class C                                               (Unaudited)           1999           1998        1997(1)
==============================================================================================================
Per Share Operating Data

Net asset value, beginning of period                        $3.18          $3.36          $3.33          $3.25
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .06            .13            .14            .10
Net realized and unrealized gain (loss)                       .02           (.18)           .03            .08
                                                            --------------------------------------------------
Total income (loss) from investment operations                .08           (.05)           .17            .18
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.06)          (.13)          (.14)          (.10)
                                                            --------------------------------------------------
Total dividends and/or distributions to shareholders         (.06)          (.13)          (.14)          (.10)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $3.20          $3.18          $3.36          $3.33
                                                            ==================================================

==============================================================================================================
Total Return, at Net Asset Value(2)                          2.68%         (1.63)%         5.15%          5.58%

==============================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                 $103,915       $119,329        $94,870        $26,862
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $109,569       $116,249        $61,717        $12,705
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                        4.07%          3.86%          3.98%          4.22%
Expenses                                                     1.59%          1.57%          1.57%(4)       1.54%
Expenses, net of indirect expenses and interest(5)           1.54%          1.53%          1.55%          1.51%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        17%            37%            25%            27%



1. For the period from May 1, 1997 (inception of offering) to December 31, 1997.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
5. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.


46 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                              Six Months                                                                    Year
                                                   Ended                                                                   Ended
                                           June 30, 2000                                                                Dec. 31,
Class X                                      (Unaudited)              1999         1998           1997       1996(1)     1995(1)
================================================================================================================================
Per Share Operating Data

Net asset value, beginning of period               $3.20             $3.38        $3.35          $3.27         $3.28       $3.21
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .07               .13          .15            .16           .16         .11
Net realized and unrealized gain (loss)              .02              (.18)         .03            .08          (.01)        .07
                                                   -----------------------------------------------------------------------------
Total income (loss) from investment
operations                                           .09              (.05)         .18            .24           .15         .18
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                (.07)             (.13)        (.15)          (.16)         (.16)       (.11)
                                                   -----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                     (.07)             (.13)        (.15)          (.16)         (.16)       (.11)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $3.22             $3.20        $3.38          $3.35         $3.27       $3.28
                                                   =============================================================================

================================================================================================================================
Total Return, at Net Asset Value(2)                 2.78%            (1.39)%       5.38%          7.44%         4.59%       5.65%

================================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)         $34,156           $39,496      $47,424        $52,510       $40,828     $16,415
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $36,241           $44,237      $49,866        $49,563       $28,971     $ 8,869
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                               4.30%             4.11%        4.30%          4.75%         4.85%       5.21%
Expenses                                            1.37%             1.34%        1.35%(4)       1.35%         1.38%       0.90%
Expenses, net of indirect expenses
and interest(5)                                     1.31%             1.30%        1.32%          1.32%         1.32%       0.83%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               17%               37%          25%            27%           24%         22%


1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
5. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
6. For the period from May 1, 1997 (inception of offering) to December 31, 1997.
7. For the period from May 1, 1995 (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.


47 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited
-------------------------------------------------------------------------------
================================================================================
1. Significant Accounting Policies
Limited Term New York Municipal Fund (the Fund) is a separate series of Rochester Portfolio Series, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. As of January 6, 1998, the Fund is no longer offering Class X shares (Class X shares were designated as Class B shares prior to May 1, 1997). Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class X shares may also be subject to a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and X have separate distribution and/or service plans. Class B and Class X shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).


48 | LIMITED TERM NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of June 30, 2000, the Fund had no outstanding when-issued or forward commitments.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of December 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $25,286,000, which expires between 2002 and 2007.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended June 30, 2000, a provision of $52,839 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $202,846 as of June 30, 2000.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.


49 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
-------------------------------------------------------------------------------
================================================================================
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


50 | LIMITED TERM NEW YORK MUNICIPAL FUND

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           Six Months Ended June 30, 2000      Year Ended December 31, 1999
                                  Shares           Amount           Shares           Amount
-------------------------------------------------------------------------------------------
Class A
Sold                          14,310,008    $  45,581,663      112,559,156    $ 371,678,795
Dividends and/or
distributions reinvested       4,442,294       14,147,964        9,638,646       31,694,788
Redeemed                     (48,413,784)    (154,149,133)     (91,380,672)    (298,342,585)
                             --------------------------------------------------------------
Net increase (decrease)      (29,661,482)   $ (94,419,506)      30,817,130    $ 105,030,998
                             ==============================================================
-------------------------------------------------------------------------------------------
Class B
Sold                           2,284,573    $   7,267,458       11,890,955    $  39,104,573
Dividends and/or
distributions reinvested         356,973        1,135,590          638,858        2,095,730
Redeemed                      (3,909,695)     (12,434,903)      (3,819,240)     (12,461,378)
                             --------------------------------------------------------------
Net increase (decrease)       (1,268,149)   $  (4,031,855)       8,710,573    $  28,738,925
                             ==============================================================
-------------------------------------------------------------------------------------------
Class C
Sold                           2,883,181    $   9,160,784       20,030,859    $  66,135,515
Dividends and/or
distributions reinvested         507,481        1,614,376        1,035,649        3,395,130
Redeemed                      (8,397,225)     (26,687,978)     (11,796,007)     (38,486,608)
                             --------------------------------------------------------------
Net increase (decrease)       (5,006,563)   $ (15,912,818)       9,270,501    $  31,044,037
                             ==============================================================
-------------------------------------------------------------------------------------------
Class X
Sold                                  --    $          --               --    $          --
Dividends and/or
distributions reinvested         157,794          503,557          362,172        1,195,024
Redeemed                      (1,883,530)      (6,005,663)      (2,059,716)      (6,758,137)
                             --------------------------------------------------------------
Net decrease                  (1,725,736)   $  (5,502,106)      (1,697,544)   $  (5,563,113)
                             ==============================================================


================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended June 30, 2000, were $202,983,404 and $303,989,659, respectively.


51 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
-------------------------------------------------------------------------------
================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average daily net assets, 0.45% of the next $150 million, 0.40% of the next $1.75 billion, and 0.39% of average daily net assets in excess of $2 billion. The Fund's management fee for the six months ended June 30, 2000 was an annualized rate of 0.41%, before any waiver by the Manager.
--------------------------------------------------------------------------------
Accounting Fees. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund, which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets. During the six months ended June 30, 2000, the Fund paid $180,287 to the Manager for accounting and pricing services.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the six months ended June 30, 2000, the Fund paid OFS $315,851.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      Aggregate          Class A    Commissions     Commissions     Commissions
                      Front-End        Front-End     on Class A      on Class B      on Class C
                  Sales Charges    Sales Charges         Shares          Shares          Shares
                     on Class A      Retained by    Advanced by     Advanced by     Advanced by
Six Months Ended         Shares      Distributor    Distributor(1)  Distributor(1)  Distributor(1)
--------------------------------------------------------------------------------------------------
June 30, 2000          $335,949          $67,704        $66,143        $146,468         $69,750

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                            Class A            Class B             Class C            Class X
                         Contingent         Contingent          Contingent         Contingent
                           Deferred           Deferred            Deferred           Deferred
                      Sales Charges      Sales Charges       Sales Charges      Sales Charges
                        Retained by        Retained by         Retained by        Retained by
Six Months Ended        Distributor        Distributor         Distributor        Distributor
----------------------------------------------------------------------------------------------
June 30, 2000              $114,143           $143,472             $47,887            $29,261

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class X shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


52 | LIMITED TERM NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended June 30, 2000, payments under the Class A Plan totaled $1,169,038, all of which were paid by the Distributor to recipients, and included $21,238 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class X Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class X plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B and Class X shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended June 30, 2000, were as follows:

                                                     Distributor's  Distributor's
                                                         Aggregate   Unreimbursed
                                                      Unreimbursed  Expenses as %
                    Total Payments  Amount Retained       Expenses  of Net Assets
                        Under Plan   by Distributor     Under Plan       of Class
----------------------------------------------------------------------------------
Class B Plan              $423,043         $367,816     $1,819,942           2.14%
Class C Plan               545,243          187,450      1,594,526           1.53
Class X Plan               135,270          100,684             --             --


53 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
-------------------------------------------------------------------------------

================================================================================
5. Illiquid Securities
As of June 30, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of June 30, 2000, was $21,891,189, which represents 1.89% of the Fund's net assets. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit.

================================================================================
6. Bank Borrowings
The Fund may borrow up to 10% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
     The Fund had borrowings outstanding of $29,600,000 at June 30, 2000. For the six months ended June 30, 2000, the average monthly loan balance was $8,980,725 at an average interest rate of 6.708%. The maximum amount of borrowings outstanding at any month-end was $29,600,000.


54 | LIMITED TERM NEW YORK MUNICIPAL FUND

LIMITED TERM NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------------------

===============================================================================================
Officers and Trustees     Bridget A. Macaskill, Chairman of the Board of Trustees and President
                          John Cannon, Trustee
                          Paul Y. Clinton, Trustee
                          Thomas W. Courtney, Trustee
                          Robert G. Galli, Trustee
                          Lacy B. Herrmann, Trustee
                          George Loft, Trustee
                          Ronald H. Fielding, Vice President
                          Andrew J. Donohue, Secretary
                          Brian W. Wixted, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Adele A. Campbell, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Robert G. Zack, Assistant Secretary

===============================================================================================
Investment Advisor        OppenheimerFunds, Inc.

===============================================================================================
Distributor               OppenheimerFunds Distributor, Inc.

===============================================================================================
Transfer and Shareholder  OppenheimerFunds Services
Servicing Agent

===============================================================================================
Custodian of              Citibank, N.A.
Portfolio Securities

===============================================================================================
Independent Auditors      KPMG LLP

===============================================================================================
Legal Counsel             Mayer, Brown & Platt

                          The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

                          This is a copy of a report to shareholders of Limited Term New York
                          Municipal Fund. This report must be preceded or accompanied by a
                          Prospectus of Limited Term New York Municipal Fund. For other material information concerning the Fund, see the Prospectus.

                          Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                          Oppenheimer funds are distributed by OppenheimerFunds Distributor,
                          Inc., Two World Trade Center, New York, NY 10048-0203.

                          (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


55 | LIMITED TERM NEW YORK MUNICIPAL FUND

INFORMATION AND SERVICES
-------------------------------------------------------------------------------
As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.


Internet
24-hr access to account information and transactions(1)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
Ticker Symbols      Class A: LTNYX      Class B: LTBBX      Class C: LTNCX

1. At times this website may be inaccessible or its transaction feature may be unavailable.


                                                      [logo] OppenheimerFunds(R)
                                                               Distributor, Inc.
RS0355.001.0600    August 30, 2000